As filed with the Securities and Exchange Commission on February 3, 2025
Investment Company Act File No. 811-24048

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940     ☒

                              Amendment No. ___                      ☐

Oaktree Asset-Backed Income Private Fund Inc.
(Exact Name of Registrant as Specified in Charter)

Brookfield Place, 225 Liberty Street
New York, New York 10281
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:
(855) 777-8001

Brian F. Hurley, Esq.
Oaktree Asset-Backed Income Private Fund Inc.
Brookfield Place, 225 Liberty Street
New York, New York 10281
(Name and Address of Agent for Service)

Copies to:
Craig A. Ruckman, Esq. Brookfield Public Securities Group LLC Brookfield Place 225 Liberty Street New York, New York 10281		Michael R. Rosella, Esq. Thomas D. Peeney, Esq. Paul Hastings LLP 200 Park Avenue New York, New York 10166 (212) 318-6800

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act of 1933 (“Securities Act”)).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Shares of Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the Securities Act, a “qualified client” in Rule 205-3 under the Investment Advisers Act of 1940, as amended, and an “Eligible Investor” as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of Registrant.

PART A — INFORMATION REQUIRED IN A MEMORANDUM

PART B — INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

The information required to be included in this Registration Statement by Part A – Information Required in a Memorandum and Part B – Information Required in a Statement of Additional Information of Form N-2 is contained in the confidential private placement memorandum that follows.

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Oaktree Asset-Backed Income Private Fund Inc.

Class I Shares

February 3, 2025

The Fund. Oaktree Asset-Backed Income Private Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.”

Securities Offered. The Fund is offering shares of common stock, $0.001 par value per share (the “Shares”), pursuant to this confidential private placement memorandum (“Memorandum”) in a private placement of its securities exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). This Memorandum applies to the offering of one class of Shares, designated as Class I Shares. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief (the “Multi-Class Exemptive Relief”) permitting the Fund to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees. In the event that additional classes of Shares are offered, the Fund will implement a multi-class plan pursuant to Rule 18f-3 under the 1940 Act in accordance with the Multi-Class Exemptive Relief.

Investment Objective. The Fund’s investment objective is to seek to provide current income and, to a lesser extent, capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. Under normal market conditions, the Fund attempts to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in ABF Investments (as defined below), throughout the world, including the United States, or “U.S.” (the “80% Policy”). More specifically, the Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of asset-backed finance investments across a broad range of industries focused on pools of contractual assets, including, but not limited to, loans, leases, mortgages, or other receivables (collectively, “ABF Investments”). In seeking to achieve its investment objective, the Fund may, among other things, (i) buy or commit to purchase ABF Investments, (ii) make loans secured by ABF Investments in a senior or mezzanine position, (iii) insure or provide capital relief against ABF Investments, and (iv) provide essential capital to enterprises whose primary business is origination/management of ABF Investments. As part of the 80% Policy, the Fund may also invest a portion of its assets in other income-generating instruments including, but not limited to, notes, bills, debentures, bank loans, convertible and preferred securities and government and municipal obligations. The Fund may change the 80% Policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

In addition, the Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in investments other than ABF Investments as described in this Memorandum (together with the ABF Investments, the “Investments,” and each, an “Investment”), including cash or cash equivalents, and liquid fixed-income securities consistent with prudent liquidity management. In addition, the Fund may invest up to 10% of its net assets (plus the amount of any borrowings for investment purposes) in listed structured credit securities for liquidity management purposes. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of liquid investments, including cash and cash equivalents.

The Fund considers the market for ABF Investments to feature the following three main segments:

●	Investment Grade: Senior financing, typically dominated by insurers and banks, with relativity low risk.

●	Core: Similar return profile to private credit, represents the space between the investment grade segment and the opportunistic segment.

●	Opportunistic: Opportunistic investments have the potential to earn higher net returns, in comparison to the investment grade or core segments, in exchange for a higher risk profile.

The Fund will invest primarily in the core segment of the market, and supplement that sleeve with a limited number of more opportunistic investments targeting higher net returns, with less return derived from contractual asset cashflows. Consistent with the investment philosophy of the Adviser (as defined below), the Fund will prioritize risk control and downside protection by evaluating credit fundamentals such as contractual asset diversity and credit quality, monitoring appropriate credit metrics such as delinquency and prepayment rates, and pursuing effective structural protections. Subject to certain limitations set forth in this Memorandum and under applicable law, the Fund intends, from time to time, to borrow at the Fund-level or at a subsidiary of the Fund on a secured or unsecured basis. It is expected that this indebtedness, if incurred, will be secured primarily by the assets of the Fund. In addition, the Adviser intends to evaluate whether it is prudent and appropriate to incur this leverage and there can be no assurance that leverage will be incurred given that adverse economic factors, such as a significant rise in interest rates, may cause the Adviser, in its discretion, to elect not to incur such leverage. It is anticipated that the Fund’s core investments have the potential to deliver yields consistent with, or slightly higher than, first lien, sponsor-backed direct loans.

The Fund intends to focus on opportunities with return profiles in line with traditional private credit, but with diversification and structural benefits provided by the Adviser’s asset-backed finance strategy. Investment opportunities may include the following: (i) senior lending to platforms; (ii) unlevered loan purchasing; (iii) mezzanine lending opportunities; (iv) levered loan purchasing; and (v) creation of ownership of originator equity or warrants.

The SEC has granted exemptive relief that permits the Fund to, among other things, co-invest with certain other persons, including certain affiliates of the Adviser and certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions (the “Co-Investment Exemptive Relief”).

Interval Fund Repurchase Offers. The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to Shareholders (as defined below), has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase at least 5% of the Fund’s outstanding Shares at net asset value, which is the minimum amount permitted.

Adviser. Oaktree Fund Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Adviser is an affiliate of Oaktree Capital Management, L.P., a Delaware limited partnership (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and a subsidiary of Brookfield Oaktree Holdings, LLC, a Delaware limited liability company (collectively with OCM and the Adviser, “Oaktree”). As of September 30, 2024, OCM had approximately $9.5 billion in assets under management.

Pursuant to an investment advisory agreement, the Adviser receives an annual fee (the “Management Fee”), payable monthly in arrears by the Fund, in an amount equal to 1.35% of the Fund’s average daily Managed Assets. Managed Assets are defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) and derivatives will be valued at their market value. Pursuant to a Management Fee Waiver Agreement, the Adviser has contractually agreed to waive the Management Fee through at least April 30, 2026.

Administrator and Sub-Administrator. Pursuant to an administration agreement (the “Administration Agreement”), Brookfield Public Securities Group LLC (“PSG”) performs various administrative services for the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board of Directors; preparation and/or supervision of the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, stockholder reports and other regulatory reports and filings required of the Fund;

supervision and monitoring of the preparation of all required filings necessary to maintain the Fund’s qualification and/or registration to sell Shares in all states where the Fund currently does, or intends to do, business; coordination and preparation, printing and mailing of all materials required to be sent to stockholders; coordination and preparation and payment of Fund-related expenses; monitoring and oversight of the activities of the Fund’s other service providers; review and adjustment, as necessary, of the Fund’s daily expense accruals; monitoring daily, monthly and periodic compliance with respect to the federal and state securities laws; and sending periodic information (i.e., performance figures) to service organizations that track investment company information. For its services under the Administration Agreement, PSG receives from the Fund: (i) when the Fund’s Managed Assets are less than $500 million, an annual fee of $150,000; and (ii) when the Fund’s Managed Assets are equal to or exceed $500 million, a fee at an annual rate of 0.03% of the Fund’s average daily Managed Assets, payable monthly in arrears.

U.S. Bancorp Fund Services, LLC (in such capacity, the “Sub-Administrator”) will provide certain administrative and fund accounting services pursuant to a fund services agreement with the Fund (the “Fund Services Agreement”). Pursuant to the Fund Services Agreement, and subject to the supervision of the Administrator, the Sub-Administrator will provide certain administrative services to the Fund that are not otherwise provided by the Administrator, which include, but are not limited to: assisting in securities valuation; performing portfolio accounting services; and assisting in the preparation of financial reports.

Investing in the Shares involves certain risks. See “Principal Risks of Investing in the Fund” beginning on page 38 of this Memorandum.

	Offering Price(1)	Maximum Sales Load	Proceeds to the Fund(2)
Class I Shares, per share	Current NAV	None	$ amount invested at current NAV

(1)	The Class I Shares are continuously offered at a price equal to NAV per Share. While Class I Shares do not impose front-end sales loads, if you purchase Class I Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Please consult your financial firm for additional information. See “Plan of Distribution — The Shares.”

(2)	Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”), from the commencement of the Fund’s operations through at least April 30, 2026, the Adviser has contractually agreed to waive and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed 0.70% of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.70% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to April 30, 2026, without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Incentive Fee (as defined below), (iii) any shareholder servicing fee (such fee, a “Servicing Fee”), (iv) any distribution fee (such fee, a “Distribution Fee”), (v) portfolio level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

You should rely only on the information contained in this Memorandum and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date shown below. Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.

Memorandum dated February 3, 2025

Risks. An investment in the Fund is subject to, among others, the following risks:

●	The Shares are not listed for trading on any national securities exchange. The Shares have no trading market and no market is expected to develop.

●	An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

●	Even though the Fund will make quarterly repurchase offers for its outstanding Shares, investors should consider the Shares to be an illiquid investment.

●	There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

●	There is no assurance that the Fund will be able to maintain a certain level of distributions to the holders of the Shares (the “Shareholders”).

●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses. Although the Fund’s distributions may constitute a return of capital, return of capital does not constitute income.

●	The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Shareholder’s tax basis in his or her Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Shares. Upon a sale of Shares, a return of capital distribution may result in an investor paying more taxes by reducing the investor’s tax basis.

●	Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program.

●	Because of the risks associated with (i) the Fund’s ability to purchase asset-backed securities and loans, and (ii) the Fund’s ability to use leverage, an investment in the Fund should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment.

●	Before making an investment/allocation decision, investors and financial intermediaries should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objective and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance.

●	Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested.

Before buying any Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risks of Investing in the Fund” beginning on page 38 of this Memorandum. No assurance can be given that the Fund’s investment objective will be achieved, and you could lose all of your investment in the Fund.

Leverage. The Fund intends to add leverage to its portfolio by utilizing borrowings, such as through bank loans and/or other credit facilities, including through one or more subsidiaries. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Directors may authorize the issuance of preferred shares without the approval of Shareholders; however, the Fund is not permitted under the 1940 Act to issue preferred shares as of the date of this Memorandum. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Shareholders, and these costs and expenses may be significant. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. Under the 1940 Act, the Fund may use borrowings, including loans from certain financial institutions and the issuance of debt securities, in an aggregate amount of up to 33 1/3% of the Fund’s total assets plus the amount of any such borrowings. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. By using leverage, the Fund seeks to obtain a higher return for Shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.

Plan of Distribution. The Fund currently offers one class of Shares, designated as Class I Shares. The Shares will be sold at a price equal to the Fund’s then current net asset value (“NAV”) per Share. In the future, the Fund may offer additional classes of Shares pursuant to Rule 18f-3 under the 1940 Act in accordance with the Multi-Class Exemptive Relief.

The Shares are continuously offered on a private placement basis through Quasar Distributors, LLC (the “Placement Agent”), and certain financial intermediaries that have agreements with the Placement Agent. Class I Shares are available to clients of certain financial intermediaries with which the Fund has entered into selling agreements to distribute Class I Shares. The Fund may authorize one or more additional intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf, which may charge their customers transaction or other fees with respect to their customers’ investments in the Fund. See “Plan of Distribution — The Shares.”

Class I Shares. The minimum initial investment amount for Class I Shares is $25,000 per account, and the minimum subsequent amount for Class I Shares is $5,000. The minimum initial and subsequent investment amounts for the Class I Shares can be modified or waived in the sole discretion of the Fund, including for certain financial firms that submit orders on behalf of their customers.

The Shares have not been registered with the SEC under the Securities Act, and are being offered and sold solely in private placement transactions in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

This Memorandum concisely provides information that you should know about the Fund before investing. Please read and retain this Memorandum for future reference. A Statement of Additional Information, dated February 3, 2025 (the “SAI”), and other materials containing additional information about the Fund have been filed with the SEC. The SAI is incorporated by reference in its entirety into this Memorandum, which means that it is considered to be part of this Memorandum. You may request a free copy of the SAI, and other information filed with the SEC, by calling 1-855-862-5873 (toll-free), or by electronic mail at publicinfo@sec.gov. The Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s SAI electronically, please visit https://www.brookfieldoaktree.com/ or call 1-855-862-5873. You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (www.sec.gov).

The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference into this Memorandum. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

i

FUND Summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in Shares (defined below) of the Fund. You should review the more detailed information contained in this Memorandum and in the Statement of Additional Information. In particular, you should carefully read the risks of investing in Shares, as discussed under “Principal Risks of the Fund.”

The Fund

Oaktree Asset-Backed Income Private Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund” (as defined below).

Private Offering

The Fund is offering shares of common stock, $0.001 par value per share (the “Shares”), pursuant to this Memorandum in a private placement of its securities exempt from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Fund currently offers one class of Shares, designated as Class I Shares. In the future, the Fund may offer additional classes of Shares. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief (the “Multi-Class Exemptive Relief”) permitting the Fund to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees. In the event that additional share classes are offered, the Fund will implement a multi-class plan pursuant to Rule 18f-3 under the 1940 Act in accordance with the Multi-Class Exemptive Relief.

The Shares are continuously offered on a private placement basis through Quasar Distributors, LLC (the “Placement Agent”), as placement agent and principal underwriter on a best efforts basis. The Shares will be sold at the Fund’s then current net asset value (“NAV”) per Share. The sale of Shares may be suspended during any period in which the New York Stock Exchange (“NYSE”) is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. While Class I Shares do not impose a front-end sales load, if you purchase Class I Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Please consult your financial firm for additional information.

The minimum initial investment amount for Class I Shares is $25,000 per account, and the minimum subsequent investment amount for Class I Shares if $5,000. The minimum initial and subsequent investment amounts for the Shares can be modified or waived in the sole discretion of the Fund, including for certain financial firms that submit orders on behalf of their customers. In addition, the minimum investment amount may be waived for Class I Shares for certain wrap fee programs if approved by the Fund and for certain intermediaries that have entered into a relevant agreement with the Placement Agent or the Fund.

For additional information regarding the Shares being offered, please see “Plan of Distribution — The Shares” in this Memorandum. Each of the Fund and the Placement Agent, as applicable, reserves the right, in its sole discretion, to suspend the offering of the Shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to shareholders of the Fund (the “Shareholders”), the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

Principal Strategies

The Fund’s investment objective is to seek to provide current income and, to a lesser extent, capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

1

Under normal market conditions, the Fund attempts to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in ABF Investments (as defined below), throughout the world, including the United States, or “U.S.” (the “80% Policy”). More specifically, the Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of asset-backed finance investments across a broad range of industries focused on pools of contractual assets including, but not limited to, loans, leases, mortgages, or other receivables (collectively, “ABF Investments”). In seeking to achieve its investment objective, the Fund may, among other things, (i) buy or commit to purchase ABF Investments, (ii) make loans secured by ABF Investments in a senior or mezzanine position, (iii) insure or provide capital relief against ABF Investments, and (iv) provide essential capital to enterprises whose primary business is origination/management of ABF Investments. As part of the 80% Policy, the Fund may also invest a portion of its assets in other income-generating instruments, including, but not limited to, notes, bills, debentures, bank loans, convertible and preferred securities and government and municipal obligations. The Fund may change the 80% Policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

In addition, the Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in investments other than ABF Investments as described in this Memorandum (together with the ABF Investments, the “Investments,” and each, an “Investment”), including cash or cash equivalents, and liquid fixed-income securities consistent with prudent liquidity management. In addition, the Fund may invest up to 10% of its net assets (plus the amount of any borrowings for investment purposes) in listed structured credit securities for liquidity management purposes. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of liquid investments, including cash and cash equivalents.

The Fund considers the market for ABF Investments to feature the following three main segments:

●	Investment Grade: Senior financing, typically dominated by insurers and banks, with relativity low risk.

●	Core: Similar return profile to private credit, represents the space between the investment grade segment and the opportunistic segment.

●	Opportunistic: Opportunistic investments have the potential to earn higher net returns, in comparison to the investment grade or core segments, in exchange for a higher risk profile.

The Fund will invest primarily in the core segment of the market, and supplement that sleeve with a limited number of more opportunistic investments targeting higher net returns, with less return derived from contractual asset cashflows. Consistent with the investment philosophy of the Adviser, the Fund will prioritize risk control and downside protection by evaluating credit fundamentals such as contractual asset diversity and credit quality, monitoring appropriate credit metrics such as delinquency and prepayment rates, and pursuing effective structural protections. Subject to certain limitations set forth in this Memorandum and under applicable law, the Fund intends, from time to time, to borrow at the Fund-level or at a subsidiary of the Fund on a secured or unsecured basis. It is expected that this indebtedness, if incurred, will be secured primarily by the assets of the Fund. In addition, the Adviser intends to evaluate whether it is prudent and appropriate to incur this leverage and there can be no assurance that leverage will be incurred given that adverse economic factors, such as a significant rise in interest rates, may cause the Adviser, in its discretion, to elect not to incur such leverage. It is anticipated that the Fund’s core investments have the potential to deliver yields consistent with, or slightly higher than, first lien, sponsor-backed direct loans.

The Fund intends to focus on opportunities with return profiles in line with traditional private credit, but with diversification and structural benefits provided by the Adviser’s asset-backed finance strategy. Investment opportunities may include the following: (i) senior lending to platforms; (ii) unlevered loan purchasing; (iii) mezzanine lending opportunities; (iv) levered loan purchasing; and (v) creation of ownership of originator equity or warrants.

2

The SEC has granted exemptive relief permitting the Fund to, among other things, co-invest with certain other persons, including certain affiliates of the Adviser and certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions (the “Co-Investment Exemptive Relief”).

Adviser

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is an affiliate of Oaktree Capital Management, L.P., a Delaware limited partnership (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Brookfield Oaktree Holdings, LLC, a Delaware limited liability company (collectively with OCM and the Adviser, “Oaktree”). Oaktree was formed in April 1995 and is a leading global investment management firm headquartered in Los Angeles, California, with more than 1,200 employees throughout offices in 23 cities worldwide. As of September 30, 2024, OCM had approximately $205 billion in assets under management. Oaktree’s senior executives and investment professionals have focused on less efficient markets and alternative investments for the past 38 years. Oaktree emphasizes an opportunistic, value-oriented approach to investments in distressed debt, corporate debt (including mezzanine finance, direct lending, high yield debt and senior loans), control investing, convertible securities, real estate, listed equities and multi-strategy solutions.

The firm’s competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy. This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings. As a result of consistent application of our philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree’s clients are 65 of the 100 largest U.S. pension plans, more than 525 corporations around the world, 40 of the 50 state retirement plans in the United States, over 275 endowments and foundations globally, and 16 sovereign wealth funds.

The firm’s expertise in investing across the capital structure has allowed Oaktree to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities. Importantly, the expansion of Oaktree’s strategies has been achieved primarily through “step-outs” into highly related fields, based on identifying markets that Oaktree believes (a) have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm’s philosophy focused on risk control.

In 2019, Brookfield Asset Management ULC (formerly, Brookfield Asset Management Inc.), an unlimited liability company formed under the laws of British Columbia, Canada (“BAM ULC”) (“Brookfield”), acquired a majority interest in Oaktree. Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management”), holds a 25% interest in BAM ULC. Brookfield Asset Management is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with approximately $1 trillion of assets under management as of September 30, 2024. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. As of September 30, 2024, the Adviser had approximately $9.5 billion under management.

Oaktree’s primary firm-wide goal is to achieve attractive returns while bearing less than commensurate risk. Oaktree believes that it can achieve this goal by taking advantage of market inefficiencies in which financial markets and their participants fail to accurately value assets or fail to make available to companies the capital that they reasonably require.

Brendan Beer and Loris Nazarian are the portfolio managers that are primarily responsible for the day-to-day management of the Fund. Brendan Beer is the lead portfolio manager and Loris Nazarian is an assistant portfolio manager.

3

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy, which may only be changed with Shareholder approval, to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Subject to applicable law and approval of the Fund’s Board of Directors (the “Board” or “Board of Directors”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase at least 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund may impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year. The Fund may charge repurchase fees to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Shares, thus allocating estimated transaction costs to the Shareholder whose Shares are being repurchased. The Fund may modify the amount of a repurchase fee at any time. The Fund will provide advance notice to Shareholders of any such modification of the repurchase fee. The Fund may also waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs. The Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Shares and the Fund does not expect any secondary market to develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Investors should consider the Shares to be an illiquid investment. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Principal Risks of the Fund — Repurchase Offers Risk.”

Use of Leverage

The Fund intends to add leverage to its portfolio by utilizing borrowings, such as through bank loans and/or other credit facilities, including through one or more subsidiaries.

The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, loans of portfolio securities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Directors may authorize the issuance of preferred shares without the approval of Shareholders; however, the Fund is not permitted under the 1940 Act to issue preferred shares as of the date of this Memorandum. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Shareholders, and these costs and expenses may be significant. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The net proceeds the Fund obtains from leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in this Memorandum. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Shareholders than if the Fund were not so leveraged. The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of bank loans or other credit facilities, certain derivative transactions, loans of portfolio securities, short sales and when issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1⁄3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, this asset coverage test is satisfied. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

4

Leveraging is a speculative technique, and there are special risks and costs involved. There is no assurance that the Fund will utilize borrowings, issue preferred shares or utilize any other forms of leverage. If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Shares. When leverage is used, the NAV of the Shares and the yield to Shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of borrowings or any other forms of leverage are borne by the Shareholders and result in a reduction of the NAV of the Shares.

Please see “Leverage,” and “Principal Risks of the Fund — Leverage Risk” for additional information regarding leverage and related risks.

Distributions

The Fund intends to distribute substantially all of its net investment income to Shareholders in the form of distributions. The Fund intends to declare and pay distributions quarterly to Shareholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to Shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Unless a Shareholder specifies otherwise, distributions will be reinvested in the Shares in accordance with the Fund’s dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings. See “Distributions” and “Dividend Reinvestment Plan.”

Placement Agent, Custodian and Transfer Agent

Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Global) (the “Placement Agent” or “Quasar”), is located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s placement agent and principal underwriter. U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent with respect to the Shares.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund is a non-diversified, closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. In order to provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts quarterly repurchase offers for a portion of its outstanding Shares, as described herein. Investors should consider the Shares to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

The Fund may, but is not obligated to, pursue a liquidity event for Shareholders. A liquidity event could include a merger or another transaction approved by the Fund's Board of Directors in which the Shareholders will receive cash or shares of a publicly offered company, or a sale of all or substantially all of the Fund's assets either on a complete portfolio basis or individually followed by a liquidation. A liquidity event also may include a sale, merger or other transaction with one or more affiliated investment companies managed by the Adviser or an affiliate thereof.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment goals and personal financial situation, and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as a “accredited investor” are set forth in the subscription document that must be completed by each prospective investor.

5

Shares are being offered only to investors that meet the criteria for qualifying as “accredited investors” who are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet additional eligibility standards as defined by the Fund in its sole discretion. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares (other than in connection with the Fund’s Dividend Reinvestment Plan) will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons under the Securities Act or for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Oaktree Asset-Backed Income Private Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling the Fund toll-free at 855-862-5873.

Summary of Principal Risks of the Fund

Investing in the Shares involves a number of significant risks. Below is a summary of some of the principal risks of investing in the Fund. Before you invest in the Shares, you should be aware of various risks, including those described below. For a more complete discussion of the risks of investing in the Fund, see “Principal Risks of the Fund.”

No Operating History

The Fund is a newly organized, non-diversified, closed-end investment company. The Fund has a limited history of operations and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have a limited track record or history on which to base their investment decisions. The Fund is designed for long-term investors and not as a trading vehicle.

Private Offering Exemption

This offering has not been registered under the Securities Act, in reliance, in part, on the exemptive provisions of Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Investment Risk

An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the investments and other financial assets owned by the Fund. The value of the Fund’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. Lower-quality debt securities involve greater risk of default or price changes, and their value can fluctuate, especially during periods of increased market volatility, economic recessions or periods of high interest rates. The Fund anticipates using leverage, which would magnify the Fund’s investment, market and certain other risks. See “Principal Risks of the Fund — Leverage Risk.”

Asset-Backed Securities

The Fund expects to invest in asset-backed securities (“ABS”), which are securities backed by assets such as mortgages (including residential or commercial mortgages), trade claims, installment sale contracts, credit card and/or other receivables, collateralized debt obligations or other assets. ABS are “pass-through” securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying assets are passed through to the Fund.

The investment characteristics of ABS differ from traditional debt securities in several ways. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal can generally be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time.

6

That being said, the collateral supporting ABS is generally of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The market value of an ABS can be affected by changes in the market’s perception of the asset backing the ABS and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

Holders of ABS bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks, as further described below. In addition, ABS are subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines.

Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the ABS. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.

Market risk arises from the cash flow characteristics of the ABS, which for most ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.

Interest rate risk arises for the issuer from (x) the pricing terms on the underlying collateral, (y) the terms of the interest rate paid to holders of the ABS and (z) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle’s balance sheet. For the holder of the security, interest rate risk depends on the expected life of the ABS, which can depend on prepayments on the underlying assets or the occurrence of wind-down or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or losses can occur, particularly with underlying collateral comprised of non-standard receivables or receivables originated by private retailers who collect many of the payments at their stores.

Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator’s other assets (or similar reasons), (a) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (b) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows. In addition, investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans.

Investments in Real Estate and Mortgage-Backed Securities Generally

The Fund may invest in a variety of real estate-related investments. The value of real estate and real estate-related securities and other investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, bank liquidity, the availability of financing and by regulatory or governmentally imposed factors such as a zoning change, an increase in property taxes, the imposition of height or density limitations, the requirement that buildings be accessible to disabled persons, the requirement for environmental impact studies, the potential costs of remediation of environmental contamination or damage and the imposition of special fines to reduce traffic congestion or to provide for housing. Income from income-producing real estate may be adversely affected by general economic conditions, local conditions such as oversupply or reduction in demand for space in the area, competition from other available properties, and the owner provision of adequate maintenance and coverage by adequate insurance. Certain significant expenditures associated with real estate (such as mortgage payments (to the extent leveraged), real estate taxes and maintenance costs) have no relationship with, and thus do not diminish in proportion to, a reduction in income from the property. Reductions in value or cash flow could impair the Fund’s

7

ability to make distributions to shareholders, adversely impact its investment policy and reduce overall returns on investments.

If a borrower of loan secured by real estate defaults on such loan, it is possible that the Adviser may find it necessary or desirable to foreclose on collateral securing such loan. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time-consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.

Commercial Mortgage-Backed Securities

The Fund may invest in pools or tranches of commercial mortgage-backed securities (“CMBS”). The collateral underlying CMBS generally consists of commercial mortgages or real property that have a multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels. CMBS have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow a substantial portion of the loan balance to be paid at maturity, commonly known as a “balloon payment,” and are usually non-recourse against the commercial borrower.

The prospect of full repayment of the commercial mortgage loans underlying CMBS depends on the ability of the commercial borrower to generate current income from its commercial property. The ability to generate current income from a commercial property is affected by a variety of factors. Such factors include differences in the management ability and track record of the commercial borrower, and geographic and/or industry concentration. Commercial borrowers may also lack the incentive to invest the funds necessary to maintain and attract tenants in the properties underlying the commercial mortgage loans to the extent the value of the mortgage exceeds the property value. Also, the likelihood of the commercial borrower repaying the commercial mortgage loan at maturity is heavily influenced by the commercial borrower’s ability to secure subsequent financing, which can be negatively impacted by a difficult credit environment.

Investments in CMBS are also subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by the continued volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As noted above, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Fund intends to vigorously analyze and underwrite its CMBS investments from a fundamental real estate perspective, defaults by the underlying borrowers may require a substantial amount of workout negotiations and/or restructurings and may trigger foreclosure actions, which can be lengthy and time-consuming process. There can be no assurance that underwriting practices will yield their desired results, and there can be no assurance that the Fund will be able to effectively achieve its investment objective or that projected returns will be achieved. Furthermore, each investor should be prepared to bear the economic risk of the investment for an indefinite period of time.

Residential Mortgage-Backed Securities

The Fund may invest in residential mortgage-backed securities (“RMBS”). Holders of RMBS bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans can be securitized and the securities issued in such securitization could be guaranteed or credit enhanced. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the area where the related mortgaged property is located, the borrower’s equity in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan can be a lengthy and difficult process, and

8

often involves significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties could be very limited.

At any one time, a portfolio of RMBS could be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the residential mortgage loans tend to be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations. In addition, the residential mortgage loans could include so-called “Jumbo” mortgage loans, having original principal balances that are higher than is generally the case for residential mortgage loans. As a result, such portfolio of RMBS could experience increased losses.

Structured Products

The Fund may invest in structured products, including pools of mortgages, loans and other real estate-related interests. These investments may include debt securities issued by a private investment fund that invests, on a leveraged basis, in bank loans, high-yield debt or other asset groups, as well as certificates issued by a structured investment vehicle that holds pools of commercial mortgage loans, as well as synthetic mortgage-backed securities (“MBS”) in the form of credit default swaps (e.g., CMBX). MBS may include swaps for which the reference obligation is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Fund’s investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged. Utilization of leverage is a speculative investment technique and will generally magnify the opportunities for gain and risk of loss borne by an investor in the subordinated debt securities issued by a structured product. Many structured products contain covenants designed to protect the providers of debt financing to such structured products. A failure to satisfy those covenants could result in the untimely liquidation of the structured product and a complete loss of the Fund’s investment therein. In addition, if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis.

The performance of a particular structured product will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

The risks associated with structured products involve the risk of loss of principal due to market movement. In addition, investments in structured products can be illiquid in nature, with no readily available secondary market. Because they are linked to their underlying markets or instruments, investments in structured products generally are subject to all of the risks associated with an investment in those underlying markets or instruments and subject to greater volatility than an investment directly in the underlying market or instrument. These risks include the possibility of a default by, or bankruptcy of, the issuers of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the issuer of such asset or nullified under applicable law.

Collateralized Loan Obligations

The Fund may invest in pools and/or tranches of collateralized loan obligation (“CLO”) products (including “equity” or residual tranches) and other securitizations, which are generally limited recourse obligations of the issuer payable solely from the underlying assets of the issuer or proceeds thereof. Consequently, holders of equity or other securities issued by these issuers must rely solely on distributions on its underlying assets or proceeds thereof for payment in respect thereof. CLOs may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The underlying assets of issuers of CLOs may include, without limitation, broadly-syndicated leverage loans, middle-market bank loans, collateralized debt obligation (“CDO”) debt tranches, trust

9

preferred securities, insurance surplus notes, asset-backed securities, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. The aggregate return on CLO equity securities will depend in part upon the ability of each investment manager to actively manage the related portfolio of the assets of such issuers of CLOs.

The Fund’s investment strategy with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or through a CLO) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” prices. Purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired or realized at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Adviser. In addition, there can be no assurance that current market conditions may not deteriorate, which could have a materially adverse effect on the assets of the Fund. Actual or perceived trends in real estate or debt markets do not guarantee, predict or forecast future events, which may differ significantly from those implied by such trends.

Investments in Real Estate Debt; Structural Considerations

The Fund may invest in a variety of real estate-related debt investments. In addition to the risks of borrower default (including loss of principal and nonpayment of interest) and the risks associated with real property investments, the Fund will be subject to a variety of risks in connection with such debt investments, including the risks of illiquidity, lack of control, mismanagement or decline in value of collateral, contested foreclosures, bankruptcy of the debtor, claims for lender liability, violations of usury laws and the imposition of common law or statutory restrictions on the Fund’s exercise of contractual remedies for defaults of such investments.

The debt securities and instruments in which the Fund is permitted to invest include secured or unsecured debt at various levels of an issuer’s capital structure. As part of the Fund’s investment strategy, the Fund can invest in a range of mezzanine, junior tranches of debt securities in an issuer’s capital structure and pools or tranches of CMBS comprised of securities that are subordinated or otherwise junior in an issuer’s capital structure. To the extent the Fund invests in unsecured or relatively junior debt securities in an issuer’s capital structure, such investments may be subordinated to substantial amounts of senior indebtedness. Investments in subordinated debt securities involve greater credit risk of default than the more senior classes of such issuance or series. Subordinated or junior tranches in an issuer’s capital structure absorb losses from default before other more senior tranches to which such junior tranches are subordinate. As a result, to the extent the Fund invests in such debt, the Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the underlying mortgage loans before, the holders of other more senior tranches of debt.

Mortgage and Mezzanine Investments

The Fund may originate, participate in and/or acquire real estate loans that are non-recourse to the borrower. Mortgage investments have special inherent risks relative to collateral value. To the extent the Fund makes or acquires subordinated or “mezzanine” debt investments, the Fund does not anticipate having absolute control over the underlying collateral as the Fund will be dependent upon third-party borrowers and agents and will have rights that are subordinate to those of senior lenders. In certain circumstances, the Fund’s loans may not be secured by a mortgage, but instead by partnership interests or other collateral that may provide weaker rights than a mortgage. In any case, in the event of default, the Fund’s source of repayment will be limited to the value of the collateral and may be subordinate to other lienholders. The collateral value of the property may be less than the outstanding amount of the Fund’s investment. In cases in which the Fund’s collateral consists of partnership or similar interests, the Fund’s rights and level of security may be less than if it held a mortgage loan. Returns on an investment of this type depend on the borrower’s ability to make required payments and, in the event of default, the ability of the loan’s servicer to foreclose and liquidate the mortgage loan.

10

Loan Investment Activities

The Fund may invest in debt or equity financing. If the Fund engages in such activities, the Fund will be subject to applicable laws in each jurisdiction in which such activities take place. Such laws are frequently highly complex and may include licensing requirements. The licensing processes can be lengthy and can be expected to subject a loan investor to increased regulatory oversight. In some instances the process for obtaining a required license or exception certificate may require disclosure to regulators or to the public of information about the Fund, its direct or indirect investors, its loans, its business activities, its management or controlling persons or other matters. Such disclosures may provide competitors with information that allows them to benefit at the expense of the Fund, which could have a material adverse effect on the Fund. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Fund, the Adviser or affiliates of the foregoing to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund.

The market for investing in debt at initial issuance and equity financing is highly competitive, and the Fund may be unable to compete effectively with other market participants for such opportunities. The Fund may compete for opportunities with public and private investment funds, commercial and investment banks and commercial finance companies. In general, the corporate, non-mortgage debt and equity origination markets present relatively low barriers to entry, and significant competition is likely.

Many current and potential competitors in the debt and equity origination business are much larger than the Fund’s expected size and, accordingly, have far greater financial, technical, marketing and other resources. The Fund will be subject to various elements of competition, including interest rates and financing costs; origination standards; convenience; customer service; the size, term and seniority of financing arrangements; and marketing and distribution channels. Price pressure from competitors may cause the Fund to lower the interest rates that it charges borrowers, which consequently may lower the value of the Fund’s loans. Further, if competitors adopt less stringent loan investment standards in order to maintain their loan investment volume, the Fund may elect to do so as well. If the Fund adopts less stringent loan investment standards, the Fund will bear increased risk for each loan invested in under such less stringent standards, which may not be compensated by an increase in price. Alternatively, the Fund may determine not to adopt less stringent standards in this competitive environment, which decision may result in a loss of market share. Increased pressure on pricing and loan investment opportunities likely would reduce the volume and quality of the Fund’s loan investment activity and materially adversely affect the Fund. In particular, from time to time there may be influxes of capital directed at lending to smaller borrowers, which may result in a tendency by the highest quality borrowers to borrow from sources other than the Fund such that the Fund’s loan investment opportunities and its eventual portfolio include a disproportionate number of lower quality borrowers or issuers, exacerbating some of the risks outlined here.

Risks of Loans and Other Debt Instruments

11

The Fund’s investment program may include investments in significant amounts of loans or other debt instruments (which may include mortgages and loans secured by real estate) and participations in loans by way of syndication or otherwise. These obligations are subject to unique risks, including (a) the possible invalidation of investment transactions as fraudulent conveyances or preferential payments under relevant creditors’ rights and bankruptcy laws or the subordination of claims under so-called “equitable subordination” common law principles, (b) so-called lender liability claims by the issuer of the obligations, (c) environmental liabilities that may arise with respect to collateral securing the obligations and (d) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or other debt instrument, the Adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks, absent certain conduct by the Adviser, its affiliates and certain other individuals, will be borne by the Fund. In addition, the settlement process for the purchase of bank loans can take significantly longer than the timeframes established by the Loan Syndications & Trading Association and comparable non-U.S. bodies. The longer a trade is outstanding between the counterparties, the greater the risk of additional operational and settlement issues and the potential for the Fund’s counterparty to fail to perform.

If the Fund purchases a participation, the Fund will not have established any direct contractual relationship with the borrower. The Fund will be required to rely on the lender or the participant that sold the participation not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due to the Fund under the participation. The Fund will thus be subject to the credit risk of both the borrower and the selling lender or participant. Because it may be necessary to assert through the selling lender or participant such rights as may exist against the borrower, in the event the borrower fails to pay principal and interest when due, such assertion of rights against the borrower may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights against the borrower directly.

Non-Performing Loans and Foreclosure Proceedings

Debt investments (including real estate loans) by the Fund may be at the time of their acquisition, or may become after origination, participation or acquisition, non-performing for a wide variety of reasons, many of which are outside the control of the Adviser, the Fund or their affiliates. Non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loans. To the extent that the Fund purchases partial interests in non-performing loans, the Fund may not have control over the workout process or the management of the real estate assets after such a workout.

The Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased or originated by the Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. In some states, foreclosure actions can take up to several years or more to conclude. At any time during the foreclosure proceedings, the borrower may file for bankruptcy, staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.

Prepayment Rates

Early repayment of loans originated or acquired by the Fund may adversely affect the value of the Fund’s investment portfolio. Prepayment on the Fund’s investments, where contractually permitted, will be influenced by changes in the performance of underlying real estate assets and a variety of economic, geographic and other factors beyond the Fund’s control. The Fund is permitted to invest in loans and other assets secured or, in the case of certain assets (including mezzanine loans and preferred equity), supported by transitional real estate assets. Significant improvement in the performance of such assets may result in prepayments as other, less expensive or restrictive financing alternatives become available to the borrower. Consequently, prepayment rates cannot be predicted with certainty, and no strategy can completely insulate the Fund from increases in such rates. Furthermore, the Fund is permitted to acquire debt at a discount or premium, and the Fund’s anticipated yield on such assets would be impacted if such debt is prepaid more quickly than anticipated. Under certain prepayment scenarios, the Fund may fail to recoup

12

fully the cost of its investment. While the Fund may be entitled to fees upon prepayment, such fees may not adequately compensate the Fund as the functional equivalent of a “make whole” payment. Furthermore, the Fund may not be able to structure future investments to impose a make whole obligation upon a borrower in the case of an early prepayment.

Underlying Default Risks

To the extent underlying default rates with respect to the debt securities or instruments in which the Fund invests occur or otherwise increase, the performance of the Fund’s investments may be adversely affected and the risk of loss and foreclosure would be expected to increase. The rate of defaults and losses on real estate-related debt instruments will be affected by a number of factors, including global, regional and local economic conditions in the area where the underlying properties are located, the commercial real estate market in general, the borrower’s equity and the financial circumstances of the borrower. A decline in the global or U.S. real estate markets (or any particular sub-market thereof) may result in higher delinquencies, defaults or foreclosures as borrowers may not be able to repay or refinance their outstanding debt obligations when due for a variety of reasons, which may adversely affect the performance of the Fund’s investments and give rise to potential conflicts of interest.

Unsecured Loans and Collateral Impairment

In the event of a default by a borrower, the Fund might not receive payments to which it is entitled and thereby could experience a decline in the value of its investments in the borrower. If the Fund invests in debt that is not secured by collateral, in the event of such default, the Fund will have only an unsecured claim against the borrower. In the case of second lien loans that are secured by collateral, while the Adviser generally expects the value of the collateral to be greater than the value of such secured second lien loans, the value of the collateral may actually be equal to or less than the value of such second lien loans or may decline below the outstanding amount of such second lien loans subsequent to the Fund’s investment. The ability of the Fund to have access to the collateral may be limited by bankruptcy and other insolvency laws. Under certain circumstances, the collateral may be released with the consent of the lenders or pursuant to the terms of the underlying loan agreement with the borrower. There is no assurance that the liquidation of the collateral securing a loan would occur in a timely fashion or would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive full payment on a secured loan investment to which it is entitled and thereby may experience a decline in the value of, or a loss on, the investment.

Nature of Loan Priority and Security

The Fund’s assets may include loans that are secured by a fixed or floating lien on some or substantially all of a borrower’s assets. Although secured loans are generally senior in priority, there are many factors that may impact the security, placement and priority of secured loans in the overall capital structure of the borrower.

Unsecured creditors may, in certain cases, have priority over the claims of secured creditors. Additionally, the Fund’s investments in secured loans may be unperfected for a variety of reasons, including the failure to make required filings or renew required filings prior to expiration thereof and, as a result, the Fund may not have priority over other creditors as anticipated. To the extent that the Fund’s debt investments are only secured by specific assets, the Fund’s claim will not have priority over the claims of unsecured creditors on the borrower’s other assets. Furthermore, in the event of non-payment of interest or principal of a loan, or other default resulting in an exercise of lender rights, there is no guarantee that the collateral can be readily liquidated or that the liquidation of such collateral would satisfy all of the borrower’s obligations under the loan documents.

The Fund may not hold all or even a majority of a secured credit facility. Loan documentation typically requires a majority consent or, in certain cases, unanimous approval for certain actions in respect of the loans, including waivers, amendments or the exercise of remedies. Further, in a bankruptcy, voting to accept or reject the terms of a restructuring of a credit pursuant to a chapter 11 plan of reorganization is done on a class basis. As a result of the voting systems in place both before and during a bankruptcy, the Fund may not have the ability to control decisions in respect of certain amendment, waiver, consent, asset sale, debt incurrence, lien release, exercise of remedies, subordination of payment or lien priority, restructuring or reorganization of debts owed to the Fund.

13

Many secured credit loan documents contain accordion and other provisions allowing the borrower to increase borrowing capacity under such credit facilities and/or incur additional debt outside of such credit facilities, which could dilute the value of the collateral securing such borrowing and increase the risk that the Fund’s loans would be undersecured. The loan documents may also allow the borrower to sell or otherwise transfer assets outside of the collateral package (and cause the release of liens thereon), which could result in reduction of enterprise value of the borrower and/or increase the risk that the Fund’s loans would be undersecured.

In certain cases, the borrower and a majority (or other requisite subset of lenders) may also agree to amend the loan documents to permit certain actions that may be adverse to the interests of the Fund, in each case, without the Fund’s consent. These actions may include, without limitation, (i) the sale or other transfer of material assets outside of the collateral package securing the Fund’s loans, (ii) the release of liens on such material assets, (iii) an increase to debt incurrence capacity, (iv) the incurrence of superpriority debt, or (v) the subordination of payment and/or lien priority of any existing loans, including the Fund’s loans. Furthermore, in the event of a filing by an issuer under chapter 11 of the Bankruptcy Code, the borrower is authorized to obtain additional financing by granting creditors a superpriority lien on its assets, senior even to liens that were first in priority prior to the filing, as long as the borrower provides “adequate protection” (as determined by the presiding bankruptcy judge) that may consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor (the foregoing and other similar actions, collectively, the “Specified Actions”). The transfer of material assets outside of the collateral package, incurrence of additional indebtedness, subordination of payment and/or lien priority on the Fund’s collateral, both before or in a bankruptcy would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund’s recovery on its debt investments.

In other circumstances, the Fund may lead and/or participate in the subset of lenders taking one or more Specified Actions, which may adversely affect the priority of liens and claims held by the non-participating lenders or claimholders, adversely affect the recovery of their investments, or otherwise have an adverse effect on their interests or claims. The Fund may be subject to litigation in connection with its participation in Specified Actions. The outcome of such proceedings may materially adversely affect the value of the Fund and may continue without resolution for long periods of time. Any litigation may consume substantial amounts of the Adviser’s time and attention, and that time and allocation of resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation.

Market Risk

Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, there is significant uncertainty around the ongoing conflicts between Russia and Ukraine and Israel and Hamas, as well as the potential economic impacts to the U.S. that could result from the conflicts. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has been at historically high levels in recent years, and it cannot be predicted whether it may decline.

14

Asset Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation across multiple sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Repurchase Offers Risk

As described under “Periodic Repurchase Offers” above, the Fund is an interval fund and, in order to provide liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board of Directors. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Notwithstanding the foregoing, the Fund may, in its sole discretion and for administrative convenience, accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase. For a discussion of these tax consequences, please see “Tax Matters” and “Taxation” in the Statement of Additional Information.

Large Shareholder Risk

15

To the extent a large proportion of Shares are held by a small number of Shareholders (or a single Shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these Shareholders will seek to sell Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of Shareholders (or a single Shareholder) may exceed the number of Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund only repurchases a pro rata portion of shares tendered in connection with an oversubscribed repurchase offer, Shareholders unaffiliated with the Adviser will not be given priority over Shareholders that are affiliates of the Adviser, whose holdings in the Fund may be significant and may have the effect of diluting third-party Shareholders with respect to any repurchase offer. See “Principal Risks of the Fund — Repurchase Offers Risk.”

Management Risk

The Fund does not have internal management capacity or employees. The Fund depends on the diligence, skill and network of business contacts of the senior investment professionals of the Adviser to achieve the Fund’s investment objective. The Fund expects that the Adviser will evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the investment advisory agreement between the Fund and the Adviser. The Fund can offer no assurance, however, that the senior investment professionals of the Adviser will continue to provide investment advice to us. The loss of any member of the Adviser’s investment committee or of other senior investment professionals of the Adviser and its affiliates would limit the Fund’s ability to achieve its investment objective and operate as the Fund anticipates. This could have a material adverse effect on the Fund’s financial condition, results of operations and cash flows.

Incentive Fee Risk

The Incentive Fee payable to the Adviser may create an incentive for the Adviser to make investments that are risky or more speculative than would be the case in the absence of such a compensation arrangement and also to incur leverage, which will tend to enhance returns where the portfolio has positive returns. The way in which the Incentive Fee is determined may encourage the Adviser to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities or other instruments than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Interest Rate Risk

The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if necessary.

During periods of falling interest rates, payments under any floating rate debt instruments that the Fund holds would generally decrease, resulting in less revenue to the Fund. In the event of a sharply rising interest rate environment, such as during 2022 and 2023, payments under the floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Below Investment Grade (High-Yield or “Junk Bond”) Securities

16

Investors should recognize that below investment grade and unrated securities in which the Fund will invest subject Shareholders to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Shares.

Bank Loan Risk

Bank loans (including senior loans) are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

To the extent the Fund invests in senior loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. Senior loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale because, among other reasons, they may not be listed on any exchange, or a secondary market for such loans may not exist or if a secondary market exists, it may be comparatively illiquid relative to markets for other more liquid fixed income securities. As a result, in some cases, transactions in senior loans may involve greater costs than transactions in more actively traded securities.

Covenant-Lite Loans

17

The Fund may invest in, or obtain exposure to, loans that may be “covenant-lite.” The Fund uses the term “covenant-lite” to refer generally to loans that do not have financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition or operating results. Accordingly, when the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Privacy and Data Security Laws

Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation (“GDPR”) in the European Union that went into effect in May 2018 and the California Consumer Privacy Act (“CCPA”) that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Liquidity Risk

The Fund intends to invest in illiquid investments. An illiquid investment is a security or other investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment at approximately the value ascribed to it by the Fund. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”). Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.

Valuation Risk

The Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Leverage Risk

The Fund currently intends to use leverage to seek to achieve its investment objective. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Fund’s common stock. In addition,

18

the Fund may also leverage its Shares through investment techniques, such as reverse repurchase agreements, writing credit default swaps, or futures. Leverage creates risks that may adversely affect the return for the holders of common stock.

Leverage is a speculative technique that could adversely affect the returns to Shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

Temporary Defensive Strategies Risk

From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Focused Investment Risk

To the extent that the Fund focuses its investments in a particular sector or country, the NAV of the Shares will be more susceptible to events or factors affecting ABF Investments in that sector or country. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that sector or country. Also, the Fund may invest a substantial portion of its assets in ABF Investments in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk.

Risk of Regulatory Changes

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Risks Associated with Status as a Regulated Investment Company

The Fund intends to qualify for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification requires, among other

19

things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the Shares if the Fund is leveraged and fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.

Potential Conflicts of Interest Risk

The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Adviser or its affiliates achieve profits.

Foreign Currency Risk

The Fund’s investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. As a result, a change in currency exchange rates may adversely affect the Fund’s profitability.

Income and Distribution Payment Risk

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. If the distribution rates or yields of the Fund’s investments decrease, Shareholders’ income from the Fund could decline. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. There can be no assurance that distributions paid by the Fund to the Shareholders will be maintained at initial levels or increase over time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Cyber Security Risk

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund, and Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund, or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems, or destroy data. If the Adviser is unavailable in the event of a disaster, the Fund’s ability to effectively conduct its business could be severely compromised.

20

The Fund and the Adviser depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, the computer systems of the Fund and the Adviser could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins, “phishing” attempts or unauthorized tampering. Like other companies, the Fund and the Adviser may experience threats to their data and systems, including malware and computer virus attacks, impersonation of authorized users, unauthorized access, system failures and disruptions. The Fund does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser, Shareholders and/or a portfolio company, each of which would be negatively impacted. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the computer systems and networks of the Fund, or the Adviser, or otherwise cause interruptions or malfunctions in the Fund’s operations, which could result in damage to the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Emerging Markets Risk

The Fund may invest in securities of companies in an “emerging market.” Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, including being less liquid, more volatile and harder to value than U.S. securities, but to a heightened degree.

Infectious Illness Risk

A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Derivatives Risk

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. While not anticipated to be a meaningful aspect of the Fund’s investment strategy, the Fund may invest in over-the-counter (“OTC”) derivative instruments from time to time. While Oaktree expects the Fund to invest in OTC contracts on a bilateral basis with banks or other dealers, the Fund may invest in certain derivatives that are traded on swap execution facilities (“SEFs”), security-based swap execution facilities or other similar multi-lateral trading platforms. Certain of such derivatives may be cleared through central counterparties, either pursuant to regulatory requirement or on a voluntary basis.

Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives

21

risk management program. Consequently, unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the fund must establish a comprehensive derivatives risk management program to comply with a VaR based leverage limit, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering derivatives and certain financial instruments arising from SEC and staff guidance. Since the Fund is a “limited derivatives user,” the Fund has adopted and implemented policies and procedures reasonably designed to manage the Fund’s derivatives risks, including counterparty risk, leverage risk, liquidity risk, market risk, operational risk, and legal risk.

22

Summary of Fund Expenses

The following table illustrates the aggregate fees and expenses (based on average net assets) that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. The expenses in this table are estimates for the current fiscal year. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Shares, would bear directly or indirectly.

Class I Shares
Shareholder Transaction Expenses:
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)(1)	None
Repurchase Fee(2)	2.00%
Annual Fund Operating Expenses (as a percentage of average net assets attributable to Shares):(3)
Management Fee(4)	1.69%
Incentive Fee(5)	0.00%
Interest Payments on Borrowed Funds(6)	1.79%
Other Expenses
Operating Expenses(7)	1.05%
Organizational and Offering Costs(8)	0.76%
Total Annual Fund Operating Expenses	5.29%
Fees Waived and/or Expenses Reimbursed or Recouped(9)	(2.80)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement or Recoupment	2.49%

(1)	While neither the Fund nor the Placement Agent imposes an initial sales charge on Class I Shares, if you buy Class I Shares through certain financial intermediaries, they may directly charge you transaction or other fees in such amounts as they may determine. The Shares will be sold on a continuous basis at the Fund’s then current net asset value (“NAV”) per Share. See “Sales at Net Asset Value” below.
(2)	The Fund may impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year.
(3)	Assumes estimated net assets of approximately $100,000,000 for the fiscal year ending 2025, resulting in estimated Managed Assets of approximately $125,000,000. Represents annualized Fund Operating Expenses.
(4)	Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser receives an annual fee (the “Management Fee”), payable monthly in arrears by the Fund, in an amount equal to 1.35% (the “Management Fee”) of the Fund’s average daily Managed Assets. Managed Assets are defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) and derivatives will be valued at their market value. The Management Fee percentage calculation assumes the use of leverage by the Fund. To derive the annual Management Fee as a percentage of the Fund’s net assets (which are the Fund’s total assets less the Fund’s accrued liabilities), the Fund’s estimated Managed Assets (approximately $125,000,000) were multiplied by the annual Management Fee rate and then divided by the Fund’s estimated net assets (approximately $100,000,000). Pursuant to a Management Fee Waiver Agreement, the Adviser has contractually agreed to waive the Management Fee through at least April 30, 2026.
(5)	The Adviser is paid an incentive fee (the “Incentive Fee”) if certain income-based targets are met. The Fund anticipates that it may have net investment income that could result in the payment of the Incentive Fee to the Adviser during certain periods. However, the Incentive Fee is based on the Fund meeting certain net investment income targets and will not be paid unless the Fund achieves those targets. The Fund expects the Incentive Fee

23

to increase to the extent the Fund earns greater net investment income through its investments. As a result, the Incentive Fee attributable to the Fund for the current fiscal year cannot be determined at this time. See “Management of the Fund — The Advisory Agreement” for additional information regarding the Incentive Fee calculation.

(6)	The table assumes the use of leverage in an amount equal to 20.00% of the Fund’s Managed Assets (after the leverage is incurred) and assumes the annual interest rate on borrowings is 7.17%. The Fund’s actual interest costs associated with leverage may differ from the estimates above.
(7)	“Other Expenses” are estimated based on average Fund Managed Assets of approximately $125 million and anticipated expenses for the current fiscal year. In addition to the fees of the Adviser, the Fund is responsible for the payment of all its “Other Expenses” incurred in the operation of the Fund, which include, among other things, professional fees, organizational expenses and offering costs, expenses for legal and the Fund’s independent registered public accounting firm’s services, shareholder reports, charges of the Fund’s custodian, charges of the Fund’s fund accountant, charges of the transfer agent and dividend disbursing agent, SEC fees, expenses of directors’ meetings, fees and expenses of Directors who are not officers or employees of the Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation (if approved by the Board of Directors), fidelity bond coverage for the Fund’s officers and employees, Directors and officers liability policy, interest, brokerage costs, taxes (excluding taxes related to portfolio companies), expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.
(8)	Organizational costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser on behalf of the Fund. The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Fund will be recorded as a payable for offering costs in the Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Thereafter, these initial offering costs will be amortized over twelve months on a straight-line basis. Ongoing offering costs will be expensed as incurred. All organizational and offering costs of the Fund paid by the Adviser shall be subject to recoupment by the Adviser, provided the repayments do not cause the Specified Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Adviser waived the fee or reimbursed the expense.
(9)	Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”), from the commencement of operations through at least April 30, 2026, the Adviser has contractually agreed to waive and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed 0.70% of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.70% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to April 30, 2026, without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) any shareholder servicing fee (such fee, a “Servicing Fee”), (iv) any distribution fee (such fee, a “Distribution Fee”), (v) portfolio level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in the Shares, assuming a 5% annual return. The fee waiver is taken into account only for the one-year expense example:(1)

24

If you redeem your Shares at the end of each period:

	1-Year	3-Year	5-Year	10-Year
Class I Shares	$46	$133	$241	$507

If you do not redeem your Shares:

	1-Year	3-Year	5-Year	10-Year
Class I Shares	$25	$133	$241	$507

(1)	The example above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the Total Annual Fund Operating Expenses (as described above) remain the same for all time periods shown and that all dividends and distributions are reinvested at NAV. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. In addition to the fees and expenses described above, you may also be required to pay transaction or other fees on purchases of Class I Shares that are not reflected in the example.

25

Financial Highlights

The Fund has not commenced operations as of the date of this Memorandum. As a result, no financial performance is available.

26

The Fund

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund currently offers one class of Shares, designated as Class I Shares. In the future, the Fund may offer additional classes of Shares pursuant to Rule 18f-3 under the 1940 Act in accordance with the Multi-Class Exemptive Relief. An investment in the Fund may not be appropriate for all investors. The Fund was organized as a Maryland corporation on December 16, 2024, pursuant to articles of incorporation. The Fund’s principal office is located at 225 Liberty Street, 35th Floor, New York, New York 10281.

27

Use of Proceeds

The Fund expects to use the net proceeds from the sale of the Shares to invest in accordance with its investment objective and policies. Pending such investment, the Fund expects that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high-quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objectives and strategies within approximately three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objectives and strategies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. However, additional time may be required to fully deploy the Fund’s net proceeds to invest in certain of the Fund’s investments.

28

The Fund's Investment Objective and Principal Strategies

The Fund’s investment objective is to seek to provide current income and, to a lesser extent, capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund attempts to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in ABF Investments (as defined below), throughout the world, including the United States, or “U.S.” (the “80% Policy”). More specifically, the Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of asset-backed finance investments across a broad range of industries focused on pools of contractual assets including, but not limited to, loans, leases, mortgages, or other receivables (collectively, “ABF Investments”). In seeking to achieve its investment objective, the Fund may, among other things, (i) buy or commit to purchase ABF Investments, (ii) make loans secured by ABF Investments in a senior or mezzanine position, (iii) insure or provide capital relief against ABF Investments, and (iv) provide essential capital to enterprises whose primary business is origination/management of ABF Investments. As part of the 80% Policy, the Fund may also invest a portion of its assets in other income-generating instruments including, but not limited to, notes, bills, debentures, bank loans, convertible and preferred securities and government and municipal obligations. The Fund may change the 80% Policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

In addition, the Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in investments other than ABF Investments as described in this Memorandum (together with the ABF Investments, the “Investments,” and each, an “Investment”), including cash or cash equivalents, and liquid fixed-income securities consistent with prudent liquidity management. In addition, the Fund may invest up to 10% of its net assets (plus the amount of any borrowings for investment purposes) in listed structured credit securities for liquidity management purposes. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of liquid investments, including cash and cash equivalents.

The Fund considers the market for ABF Investments to feature the following three main segments:

●	Investment Grade: Senior financing, typically dominated by insurers and banks, with relativity low risk.

●	Core: Similar return profile to private credit, represents the space between the investment grade segment and the opportunistic segment.

●	Opportunistic: Opportunistic investments have the potential to earn higher net returns, in comparison to the investment grade or core segments, in exchange for a higher risk profile.

The Fund will invest primarily in the core segment of the market, and supplement that sleeve with a limited number of more opportunistic investments targeting higher net returns, with less return derived from contractual asset cashflows. Consistent with the Adviser’s investment philosophy, the Fund will prioritize risk control and downside protection by evaluating credit fundamentals such as contractual asset diversity and credit quality, monitoring appropriate credit metrics such as delinquency and prepayment rates, and pursuing effective structural protections. Subject to certain limitations set forth in this Memorandum and under applicable law, the Fund intends, from time to time, to borrow at the Fund-level or at a subsidiary of the Fund on a secured or unsecured basis. It is expected that this indebtedness, if incurred, will be secured primarily by the assets of the Fund. In addition, the Adviser intends to evaluate whether it is prudent and appropriate to incur this leverage and there can be no assurance that leverage will be incurred given that adverse economic factors, such as a significant rise in interest rates, may cause the Adviser, in its discretion, to elect not to incur such leverage. It is anticipated that the Fund’s core investments have the potential to deliver yields consistent with, or slightly higher than, first lien, sponsor-backed direct loans.

The Fund intends to focus on opportunities with return profiles in line with traditional private credit, but with diversification and structural benefits provided by the Adviser’s asset-backed finance strategy. Investment opportunities may include the following: (i) senior lending to platforms; (ii) unlevered loan purchasing;

29

(iii) mezzanine lending opportunities; (iv) levered loan purchasing; and (v) creation of ownership of originator equity or warrants.

The Fund was granted the Co-Investment Exemptive Relief by the SEC that permits it to, among other things, co-invest with certain other persons, including certain affiliates of the Adviser and certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

30

INVESTMENT PHILOSOPHY AND PROCESS

All of Oaktree’s strategies operate pursuant to an investment philosophy that has remained largely unchanged since our founding in 1995, with six key tenets:

●	The primacy of risk control – We prioritize risk control and downside protection by evaluating credit fundamentals such as contractual asset diversity and credit quality, monitoring appropriate credit metrics such as delinquency and prepayment rates, and pursuing effective structural protections.

●	Emphasis on consistency – A superior record is best built on a high batting average rather than the hope that great years will outweigh dismal ones.

●	The importance of market inefficiencies – It is only in less-efficient markets that hard work and skill are likely to produce superior returns.

●	The benefits of specialization – Our team members’ long-term experience gives us a substantial advantage.

●	Macro-forecasting not critical to investing – We believe a bottom-up, value approach to investing is most productive.

●	Disavowal of market timing – Bargains are purchased without reliance on guesses about the market’s future direction.

With respect to asset-backed finance (“ABF”), Oaktree endeavors to earn attractive adjusted returns by seeking to take uncorrelated, researched, predictable credit risks (will the borrowers pay) while aiming to limit exposure to platform risks (will the originator get to scale and control their expenses) or valuation risks (what will the building or company be worth years in the future).

Oaktree’s broad platform of over 1,200 employees, approximately $205 billion in AUM, and over 38 years of experience supports Oaktree’s ABF strategy in a number of ways. The professionals supporting investment strategies, whether focused on performing or opportunistic, private or public, U.S. or global, corporate or real estate, contribute to ABF by sourcing differentiated transactions and bringing diverse, informed perspectives to questions of risk and relative value.

We believe Oaktree’s market position and reputation, aided by Brookfield’s ownership, provides special benefits in ABF. First, we believe originators looking to raise their profile or add credibility to their business model prefer partnering with Oaktree over lesser-known managers. Because ABF frequently relies on asset level leverage, Oaktree believes it provides special benefits to transaction parties. When acting as a senior or mezzanine lender, Oaktree helps provide other lenders with a seal of approval on their lending decisions. Further, in contracting credit environments, when banks are withdrawing lending, we have found that they generally tighten terms on Oaktree and its clients only after they have pressured originators and smaller managers. In our experience, Brookfield and Oaktree are collectively deemed as very important and profitable clients for banks and are prioritized accordingly.

Sourcing

We believe sourcing is one of the distinguishing characteristics of Oaktree’s ABF strategy. Since its founding, Oaktree has built strong relationships with hundreds of bankers, brokers, restructuring advisors, management teams and other financial and opportunistic credit investors. We believe this network helps provide Oaktree funds preferential access to both nonproprietary and proprietary investment opportunities.

Our sourcing and analytical efforts are also advantaged by the resources of the broader Oaktree platform. This includes Oaktree’s Sourcing & Origination team, which focuses on originating private deals in North America, as well as the 370+ Oaktree portfolio managers and investment professionals spread across the firm’s 23 investment strategies. While this large network refers specific ABF investment opportunities, even more frequently these colleagues

31

facilitate introductions to originators, asset sellers, advisors, lawyers, etc. Incentivizing a broad sourcing effort, investment professionals from multiple Oaktree strategies sit on the ABF investment committee and assist with ABF investment diligence. Furthermore, other Oaktree strategies (including, but not limited to Oaktree’s Global Credit Plus, Strategic Credit, Real Estate Debt, Special Situations, and Global Opportunities strategies) may invest alongside ABF accounts or the ABF team might assist other strategies with investments which do not ultimately fit the ABF funds or accounts. Oaktree’s activity in traded structured credit fuels and informs the private ABF sourcing effort as the traded asset-backed securities (“ABS”), collateralized loan obligation (“CLO”), residential mortgage-backed securities (“RMBS”) and collateralized mortgage-backed securities (“CMBS”) markets generate continuous external dialogues and hint at trends and stresses in private asset funding markets.

Additionally, our trading desk is in direct dialogue with capital market desks for large- and mid-sized investment and commercial banks and can at times combine trades for larger orders in return for oftentimes preferential access and pricing. The shared nature of the trading desk across Oaktree strategies allows our group to pursue individual opportunities without revealing which Oaktree strategy is purchasing the targeted security to the broader market, which we believe provides an advantage over our competitors. Oaktree’s partnership with Brookfield can also provide sourcing benefits.

Screening

In the process of evaluating potential investments, Oaktree follows a set of criteria to ensure alignment with our investment mandate. The first question we generally ask is whether the investment attributes align with our stated investment mandate. If not, we explore alternative strategies such as seeking a rating, utilizing leverage, syndicating excess amounts to partners, and so on, to achieve a better fit.

The second question we consider is whether Oaktree, along with our investment professionals across various strategies, management teams at portfolio companies, and Brookfield, possess the necessary expertise and deep understanding of the asset type in question. We are unlikely to pursue an investment in asset-backed financing without prior knowledge of the associated risks. It is not appropriate to use an actual investment as an opportunity to gain familiarity with a new specialty finance niche.

The third question we address is whether our experts raise any red flags or significant concerns regarding the ABF asset type or the specific opportunity being considered. In our view, mere familiarity with the asset type does not justify pursuing an investment. We believe the most valuable insights our knowledgeable colleagues can provide are cautionary warnings rather than endorsements.

Lastly, apart from evaluating the investment merits, we assess whether the situation offers any advantages or negotiating leverage for Oaktree. These advantages may arise from factors such as urgent capital needs, forced sales, regulatory changes, dysfunctional market environments, distinct relationships, large capital requirements, accelerated timelines, negative publicity, desire for discretion or privacy, poor prospects for ratings, or niche asset classes. Such advantages help Oaktree to approach the investment with greater conservatism and negotiate better pricing, terms, structure, alignment, and liquidity. These factors serve as a cushion against unfavorable outcomes.

At this stage, we also determine the suitability of the investment for Oaktree's funds and clients.

Underwriting/Diligence

When Oaktree considers investing in a potential ABF investment, we typically begin by screening the opportunity as described above.

Once an investment passes through the four screens, one or more investment analysts are assigned to underwrite the investment. The analyst will collect and organize the relevant information for the eventual presentation to the investment committee. The following are the topics studied, considered and, where appropriate, negotiated in many ABF investments, along with examples of sub-topics considered and questions asked:

32

Collateral – Is the contractual collateral further secured by property? If secured, can the underlying property be valued? Can it be sold at predictable prices? Does the property depreciate? Can the loans, leases or receivables themselves be sold? Can the collateral be reasonably separated from the originator? Is there rich historical data available on the performance of similar collateral? What are the borrower attributes? What is the value proposition of the contract, from the perspective of the borrower?

Originator/Servicer/Manager – What are their history, track record and resources? Who are their closest competitors? Does someone at Oaktree know them or their competitors well? How do transaction parties generate revenue related to these assets? Are there origination fees, servicing fees, structuring fees, gain on sale or skim and are they transparently disclosed? If our investment performs poorly, will the originator experience loss, beyond reputational? How do they balance credit performance versus platform and revenue growth in their origination standards?

Transaction Motivation – Is the collateral pool existing or to be ramped? Is the originator, seller or borrower under any pressure with respect to the transaction? What is the next most likely source of capital if the contemplated transaction is not pursued? Are otherwise logical capital providers inhibited by non-risk factors such as regulation, capital requirements or headline risk? Is the collateral type familiar to many ABF and “structured credit” investors?

Structure & Investment Format – Is the investment funded or a commitment? Will Oaktree be lending senior, lending mezzanine, buying assets unlevered, buying assets levered or providing capital relief? What are the proposed advance rates, enhancement levels, performance triggers, collateral eligibility requirements, excess spread levels? Does the collateral have term-matched financing? Does the transaction permit the sale, replacement or addition of collateral and, if so, under what conditions?

Documentation – Unlike traded structured credit, which is usually documented with bond indentures and offering memoranda, private ABF may be documented with credit agreements, note purchase agreements, servicer agreements or asset purchase agreements. Often, parties exchange documents such as term sheets to agree on business points ahead of final documentation. The keys to limiting documentation expense and delays include completing as much business point negotiation during the term sheet phase, building familiarity within investment team, building expertise within Oaktree counsel and building strong relationships with top law firms in ABF.

Projections & Modeling – Will the collateral, in the proposed structure, generate sufficient cashflow to meet investor expectations, with some cushion or margin of safety? Oaktree generally seeks to use conservative base case assumptions, based on data, and thoughtfully envisions stress conditions, rather than relying on often optimistic assumptions, narrow ranges and comforting narratives provided by transaction parties. Whereas traded structured credit is commonly modeled in Bloomberg or Intex, allowing users to input assumptions to quickly project cashflows, private ABF is usually modeled in Excel, a step which frustrates traditional corporate or real estate investors. Care should be taken to identify sources of historical underperformance in similar transactions and ensure those are reflected in models.

Operational Risks & Mitigants – Are special purpose vehicle accounts appropriately segregated? Is the servicer appropriately resourced, licensed and experienced? Who is the back-up servicer? What would Oaktree do in the event of a failure of the servicer?

Ongoing Surveillance – Reporting responsibilities should be clearly assigned, with sufficient information to identify deviations in performance or cashflows from expectations, and with sufficient detail to understand the source and magnitude of the underperformance. At the time of investment, key performance metrics and an approach to valuation should be identified. Where an interested party has reporting responsibilities, a routine for checking reported figures for accuracy with spot checks and tie outs should be implemented.

Account eligibility and appropriate position sizing – Which accounts cannot participate in the investment because of their investment guidelines, regulatory or tax reasons? In each fund or account, what is the existing exposure to the ABF type or transactions from the same originator or sponsor? In the case of investment underperformance, what would be the portfolio level performance impact? If the account requires variable funding, can the account accommodate?

33

Financing – If the investment or collateral does not provide adequate returns to meet client expectations, do banks or other parties provide financing? How many lenders? At what advance rate, pricing and terms? Has similar collateral been securitized previously and what would be the likely terms of a securitization? Does the leverage introduce recourse beyond the assets of the special purpose vehicle? Under what circumstances could the leverage provider demand more collateral? How likely are those circumstances and would the fund or clients have necessary liquidity? What additional risks, expenses or limitations does leverage introduce?

Legal, Tax, Regulatory, and Environmental, Social, and Corporate Governance (“ESG”) – Is the transaction a securitization for the purpose of risk retention rules? Does a commitment to purchase originated assets constitute onshore business that must be blocked or seasoned for offshore investors? Do the loans, leases or receivables facilitate activity or arrangements with undesirable social or environmental costs?

Relative Value

Following a thorough underwriting process and careful assessment of risks and suitability, our team seeks to identify investments with what we believe to be the most favorable risk/return profile. In order to evaluate the relative value among potential investments, Oaktree's ABF team takes into account several crucial factors. Firstly, the team considers the projected investment returns, comparing them to the pricing and traded versions of the proposed investment, if applicable. In addition, the team conducts scenario analysis to assess the variability of returns, considering both downside and upside scenarios. The ABF team also places great importance on the robustness and accuracy of historical data used in our analysis. Furthermore, the team carefully evaluates the method and timing of return of invested capital, as well as the paths to monetization. Lastly, the team examines the expected correlation in the performance of underlying assets. By conducting these comprehensive evaluations, our ABF team seeks to make well-informed decisions regarding the relative value of investment opportunities.

Risk Monitoring

Monitoring our investments is a critical component of our risk management process. We use a variety of tools, both internal and external, outlined below. At a minimum we review each investment quarterly and pay particular attention to any that are underperforming, which may therefore have a higher likelihood of suffering an impairment. These typically receive additional attention beyond the standard rigorous monitoring applied to all of our investments, so that we can seek to immediately identify issues and begin to work with the originators to understand and mitigate any issues and maximize recoveries, if necessary.

We conduct ongoing diligence checks to ensure that reporting obligations are being completed as agreed upon and that collateral attributes are consistent with those expected at the time of underwriting and/or as per the eligibility criteria. Such attributes include origination volumes, coupon/APR, credit scores, loan/lease terms, etc., both on a weighted-average and distribution basis, considering the “tails.”

We review performance first by looking through the collateral and analyzing credit trends. Relevant metrics include delinquencies, defaults, prepayment rates, extensions, asset valuations, and so forth. These are compared to our “base case” expectations at the time of underwriting. Actual cash collections can also be compared to those forecast as an additional performance indicator.

We conduct comprehensive analysis of our collateral by thoroughly monitoring and analyzing market data from various sources such as Intex and Trepp, as well as external research from brokers, ratings agencies, and CoStar. Additionally, we leverage the expertise within Oaktree to ensure a thorough evaluation. Our objective is to identify trends that may affect the collateral securing our ABF investments, either at present or in the future. We maintain regular communication with originators and servicers involved in our transactions, as well as comparable ones, regardless of their performance status. However, we prioritize monitoring those at risk.

Collateral monitoring is conducted in the context of structural features designed to protect our investments, as both elements are indicative of ABF performance.

34

Finally, the team reviews the portfolio of positions for potential breaches of limits in strategy allocation, country of risk, industry, issuer and others. The risk team also monitors the asset allocation against guidelines to ensure that we are meeting our target allocations, hedging any foreign currency exposures and cash levels across each investment strategy.

Investment Monetization

In the case of investments meeting expectations, there are two primary paths to full or partial monetization:

(1)	Amortization: ABF’s contractual cashflows support front-loaded cashflows allowing for self-amortization and “organic” repayment. The investments produce high cashflows which provide for both income as well as a meaningful, steady return of capital throughout the life of the investment. As such, ABF investors negotiate for a high share of the excess cashflow to reduce capital at risk.

(2)	Sale or Refinancing of the Pool: Given the illiquid nature of the investment, while individual assets such as credit card receivables or auto loans cannot be sold individually from the portfolio, the entire pool can potentially be sold to a buyer with lower return expectations and/or less conservative performance assumptions. The lenders in a facility can be repaid with proceeds from a securitization or a facility provided by a new lender. In some cases, the securitization (issuance of term, usually rated, debt) may generate proceeds beyond those required to repay senior lenders, allowing for a partial or full return of cost basis for the asset owner.

35

Leverage

The Fund intends to add leverage to its portfolio by utilizing borrowings, such as through bank loans and/or other credit facilities, including through one or more subsidiaries. The Fund will treat the assets of wholly-owned and controlled subsidiaries formed by the Fund as assets of the Fund for purposes of determining compliance with various provisions of the 1940 Act applicable to the Fund, including those relating to investment policies (Section 8), affiliated transactions and custody (Section 17) and capital structure and leverage (Section 18). In addition, the Adviser and the Fund’s Board of Directors will comply with the provisions of Section 15 of the 1940 Act with respect to a subsidiary’s investment advisory contract, as applicable.

The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, loans of portfolio securities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Directors may authorize the issuance of preferred shares without the approval of Shareholders; however, the Fund is not permitted under the 1940 Act to issue preferred shares as of the date of this Memorandum. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Shareholders, and these costs and expenses may be significant. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. See “Principal Risks of the Fund — Leverage Risk.”

The net proceeds the Fund obtains from leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in this Memorandum. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher distributions to Shareholders than if the Fund were not so leveraged.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of bank loans or other credit facilities, certain derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1⁄3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, this asset coverage test is satisfied. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than borrowings and outstanding preferred shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings and outstanding preferred shares satisfies the above-referenced 200% coverage requirement. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing preferred shares, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and preferred shares.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize borrowings, issue preferred shares or utilize any other forms of leverage. If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Shares. When leverage is used, the NAV of the Shares and the yield to Shareholders will be more volatile. In addition, interest and

36

other expenses borne by the Fund with respect to its use of borrowings or any other forms of leverage are borne by the Shareholders and result in a reduction of the NAV of the Shares. In addition, because the fees received by the Adviser are based on the average daily value of the Fund’s Managed Assets, the Adviser has a financial incentive for the Fund to use certain forms of leverage (e.g., borrowings and preferred shares), which may create a conflict of interest between the Adviser, on the one hand, and the Shareholders, on the other hand.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

37

Principal Risks of Investing in the Fund

Investing in the Shares involves a number of significant risks. Before you invest in the Shares, you should be aware of various risks, including those described below. The risks set out below are not the only risks the Fund will face. Additional risks and uncertainties not presently known to the Fund or not presently deemed material may also impair the Fund’s operations and performance. If any of the following events occur, the Fund’s business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, the Fund’s NAV could decline, and you may lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in the Fund as well as those factors generally associated with an investment company with investment objective, investment policies, capital structure or trading markets similar to the Fund.

General

The Fund will invest in a number of securities, obligations and other financial instruments and investments that entail substantial inherent risks, including risks arising from the volatility of the global equity, currency and fixed income markets; sovereign, political and macroeconomic risks; the risks of leverage; the potential illiquidity of derivative instruments and other portfolio investments; and the risk of loss from counterparty defaults. Although the Fund will attempt to manage these risks through careful research, ongoing monitoring of investments, active participation in the bankruptcy process and appropriate hedging techniques, there can be no assurance that the securities and other instruments and investments purchased by the Fund will increase in value or that the Fund will not incur significant losses. Investors should also consider that the Incentive Fee may cause the Adviser to make investments that are riskier or more speculative or to hold an investment longer than would be the case without the performance element of the current distribution arrangement. In addition, the right to earn a Management Fee can create an incentive for Oaktree or its affiliates to hold an investment longer than it would in the absence of the Management Fee. Furthermore, the nature of the Fund’s investments potentially may result in the Fund incurring significant fees and expenses, such as legal, financial advisory and consulting fees and expenses. Past performance of other funds or accounts managed by Oaktree does not predict future results that may be obtained by the Fund.

Oaktree has established a risk management function. Oaktree, overall, takes a comprehensive approach to risk management and such infrastructure comprises numerous committees and individual professionals. Oaktree’s industry focus and disciplined portfolio monitoring are critical to effective risk management.

Prospective investors should carefully consider the risks involved in an investment in the Fund, including those discussed below. The following is not intended to describe all possible risks of an investment in the Fund. In addition, different or new risks not addressed below may arise in the future. Any such risk could have a material adverse effect on investors. Prospective investors should consult their own legal, tax and financial advisers about the risks of an investment in the Fund.

Market, Legal and Regulatory Risks

Market Risk; Investment Environment. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, there is significant uncertainty around the ongoing conflicts between Russia and Ukraine and Israel and Hamas, as well as the potential economic impacts to the U.S. that could result from the conflicts. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Many factors affect the appeal and availability of investments in companies and the securities and obligations that are the focus of the Fund. The success of the Fund’s activities could be materially adversely affected by general

38

economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers and currency exchange controls, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations) in respect of the countries in which the Fund may invest, as well as by numerous other factors outside the control of the Adviser, Oaktree, or their respective affiliates. These factors may affect the level and volatility of securities prices and the liquidity of the Fund’s investments, which could impair the Fund’s profitability or result in losses. In addition, general fluctuations in the market prices of securities and interest rates may affect the Fund’s investment opportunities and the value of the Fund’s investments. Any of the foregoing events could limit the Fund’s investment opportunities, limit the Fund’s ability to grow or negatively impact the Fund’s operating results.

Oaktree’s financial condition may be adversely affected by a significant general economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on Oaktree’s business and operations and thereby could impact the Fund. Moreover, a recession, slowdown and/or sustained downturn in the European, U.S. or global economy (or any particular segment thereof) or weakening of credit markets will adversely affect the Fund’s profitability, impede the ability of the Fund’s portfolio companies to perform under or refinance their existing obligations, and impair the Fund’s ability to effectively exit investments on favorable terms. Any of the foregoing events could result in substantial or total losses to the Fund in respect of certain investments, which losses will likely be exacerbated by the presence of leverage in a particular portfolio company’s capital structure.

In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could adversely affect global economic conditions and world markets and, in turn, could adversely affect the Fund’s performance. The economies of particular individual emerging markets countries may differ favorably or unfavorably from one another in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging markets countries have exercised and continue to exercise substantial influence over many aspects of the private sector, including owning or controlling such countries’ large companies.

Even before the 2020 outbreak of the form of coronavirus known as “COVID-19,” world financial markets were continuing to experience extraordinary market conditions, including, among other things, bank failures, extreme losses and volatility in securities markets and the failure of credit markets to function. In reaction to these events, regulators and monetary authorities in the European Union, United States and several other countries undertook unprecedented regulatory and monetary actions, and regulators in many European countries, in the United States and many other jurisdictions continue to consider and implement measures to stabilize European, U.S. and global financial markets. However, despite these efforts, European, U.S. and global financial markets remain volatile.

The Fund may be adversely affected by the foregoing events or by similar or other events in the future. In the longer term, there may be significant new regulations that could limit the Fund’s activities and investment opportunities or change the functioning of the capital markets, and there is the possibility of continued severe worldwide economic downturn. Consequently, the Fund may not be capable of, or successful at, preserving the value of its assets, generating positive investment returns or effectively managing risks.

Current and historic market turmoil has demonstrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by introducing monetary programs and considerably increasing or lowering interest rates. Further disruption and deterioration of the global debt markets (particularly the U.S. debt markets) or a significant rise in market perception of counterparty default risk would be likely to significantly reduce investor demand for, and liquidity of, all securities. Oaktree itself could also be affected by difficult conditions in the capital markets and any overall weakening of the financial services industry. Ongoing disruptions in the global credit markets may affect issuers’ ability to pay debts and obligations on a timely basis. If defaults occur, the Fund could lose both invested capital in, and anticipated profits from, any affected investments.

The current market environment is one of uncertainty for financial services companies. The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s risk-adjusted return parameters relies in part on observable trends and conditions in the financial markets and in some cases the improvement of such conditions.

39

Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct and actual events and circumstances may vary significantly. Past adverse events and conditions in the financial markets may have or continue to have, a material adverse effect on the availability of credit to businesses generally and may lead to further overall weakening of the U.S. and global economies. Any resulting economic downturn could adversely affect the financial resources of the Fund’s investments, which, in turn, may adversely affect or restrict the ability of the Fund to sell or liquidate investments at favorable times or at favorable prices or otherwise have an adverse impact on the activities and operations of the Fund, restrict the Fund’s investment activities and/or impede the Fund’s ability to effectively achieve its investment objective. In addition, new regulations may be issued in response to economic or political developments that could limit the Fund’s activities and investment opportunities.

Many of the issuers in which the Fund will make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans made to them during these periods. Therefore, the number of non-performing assets may increase and the value of the Fund’s portfolio may decrease during these periods as the Fund is required to record the investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund’s and the issuers’ funding costs, limit the Fund’s and the issuers’ access to the capital markets or result in a decision by lenders not to extend credit to the Fund or the issuers. These events could prevent the Fund from increasing investments and harm its operating results.

An issuer’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer’s ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, if one of the issuers were to go bankrupt, depending on the facts and circumstances, including the extent to which the Fund will actually provide significant managerial assistance to that issuer, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.

The prices of financial instruments in which the Fund may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets may also increase the risks inherent in the Fund’s investments.

Business and Regulatory Risks of Alternative Asset Funds and Managers. Legal, tax and regulatory changes could occur that may adversely affect the Fund. The legal, tax and regulatory environment for funds that invest in alternative investments is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by some politicians, regulators and market commentators, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing and the value of investments held by the Fund. In recent years, market disruptions and the dramatic increase in the capital allocated to alternative investment strategies have led to increased governmental as well as self-regulatory scrutiny of the alternative investment fund industry in general, and certain legislation proposing greater regulation of the industry periodically is considered by the governing bodies of both U.S. and non-U.S. jurisdictions (including Europe). It is impossible to predict what, if any, changes may be instituted with respect to the regulations applicable to the Fund, the Adviser, Oaktree, their respective affiliates, the markets in which they trade and invest, the investors in the Fund or the counterparties with which they do business, or what effect such legislation or regulations might have. There can be no assurance that the Fund, the Adviser, Oaktree or their respective affiliates will be able, for financial reasons or otherwise, to comply with future laws and regulations, and any regulations that restrict the ability of the Fund to implement its investment strategy could have a material adverse impact on the Fund’s portfolio. To the extent that the Fund or the Fund’s investments are or may become subject to regulation by various agencies in the United States, Europe or other countries, the costs of compliance will be borne by the Fund.

Furthermore, the securities, swaps and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, the CFTC, other regulators and self-regulatory organizations and exchanges are

40

authorized to take extraordinary actions in the event of market emergencies, and retain the right to suspend or limit trading in securities, which could expose the Fund to losses. The effect of any future regulatory change on the Fund could be substantial and adverse.

Finally, the SEC and other various U.S. federal, state and local agencies may conduct examinations and inquiries into, and bring enforcement and other proceedings against, the Fund, the Adviser, Oaktree or their respective affiliates. The Fund, the Adviser, Oaktree or their respective affiliates may receive requests for information or subpoenas from the SEC and other state, federal and non-U.S. regulators (as well as from self-regulatory organizations and exchanges) from time to time in connection with such inquiries and proceedings and otherwise in the ordinary course of business. These requests may relate to a broad range of matters, including specific practices of the Adviser, Oaktree, the securities in which Oaktree invests on behalf of its clients or industry wide practices. The costs of any such increased reporting, registration and compliance requirements may be borne by the Fund and may furthermore place the Fund at a competitive disadvantage to the extent that Oaktree or portfolio companies are required to disclose sensitive business information.

Recent Developments in the Banking Sector; Financial Institution Risk. Recent insolvency, closure, receivership or other financial distress or difficulty and related events experienced by certain U.S. and non-U.S. banks (each, a “Distress Event”) have caused uncertainty and fear of instability in the global financial system generally. In addition, eroding market sentiment and speculation of potential future Distress Events have caused other financial institutions – in particular smaller and/or regional banks – to experience volatile stock prices and significant losses in their equity value, and there is concern that depositors at these institutions have withdrawn, or may withdraw in the future, significant sums from their accounts at these institutions, potentially triggering the occurrence of additional Distress Events. Notwithstanding intervention by certain U.S. and non-U.S. governmental agencies to protect the uninsured depositors of banks that have recently experienced Distress Events, there is no guarantee that depositors (which depositors could include the Fund and/or its portfolio issuers) that have assets in excess of the amount insured by governmental agencies on deposit with a financial institution that experiences a Distress Event will be made whole or, even if made whole, that such deposits will become available for withdrawal or other usage on a timely basis.

There is a risk that other banks, other lenders, or other financial institutions (including such financial institutions in their respective capacities as brokers, hedging counterparties, custodians, loan servicers, administrators, intermediaries or other service providers (the foregoing, together with banks, each, a “Financial Institution”)), may be similarly impacted, and it is uncertain what steps (if any) government or other regulators may take in such circumstances. As a consequence, for example, Oaktree, the Adviser, the Fund and/or its portfolio issuers may be delayed or prevented from accessing funds or other assets, making any required payments under debt or other contractual obligations, or pursuing key strategic initiatives. In addition, such bank or other Financial Institution Distress Events and/or attendant instability could adversely affect, in certain circumstances, the ability of joint venture partners, co-lenders, syndicate lenders or other parties, to undertake and/or execute transactions with the Fund, which in turn may result in fewer investment opportunities being made available to the Fund or being consummated by the Fund, result in shortfalls or defaults under existing investments, or impact the Fund’s ability to provide additional follow-on support to portfolio companies. Distress Events could also impact the ability of Oaktree, the Adviser, the Fund and/or portfolio companies to access hedging, loan servicing, monitoring, compliance (including compliance with anti-money laundering and related laws and regulations), administration, intermediation or other services, either permanently or for an extended period of time.

In addition, in the event that a Financial Institution that provides credit facilities and/or other financing to the Fund, any affiliate thereof, and/or one or more of their respective portfolio companies closes or experiences any other Distress Event, there can be no assurance that such Financial Institution will honor its obligations to provide such financing or that the Fund or such portfolio company will be able to secure replacement financing or credit accommodations at all or on similar terms, or be able to do so without suffering delays or incurring losses or significant additional expenses. Similarly, if a Distress Event leads to a loss of access to a Financial Institution’s other services (in addition to financing and other credit accommodations), it is also possible that the Fund or its portfolio companies will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to economic terms, service levels, access to capital, or otherwise). The Fund and its portfolio companies are subject to similar risks if a Financial Institution utilized by suppliers, vendors, brokers, dealers, custodians, loan and portfolio servicers, hedging and other service providers or other counterparties of the Fund or its portfolio companies becomes subject to a Distress Event, which

41

could have a material adverse effect on the Fund. The Fund, its affiliates, and their respective portfolio companies are expected to be subject to contractual obligations to maintain all or a portion of their respective assets with a particular Financial Institutions (including, without limitation, in connection with a credit facility or other financing transaction). Accordingly, although each of Oaktree, the Adviser and the Fund seeks to do business with Financial Institutions that they believe are creditworthy and capable of fulfilling their respective obligations, there can be no expectation that any of the foregoing, or any of their respective affiliates or portfolio companies will establish banking relationships or financial arrangements with multiple Financial Institutions or maintain account balances at or below the relevant insured amounts with respect to any Financial Institution.

Uncertainty caused by recent bank failures – and general concern regarding the financial health and outlook for other Financial Institutions – could have an overall negative effect on banking systems and financial markets generally. These recent developments may also have other implications for broader economic and monetary policy, including interest rate policy. For the foregoing reasons, there can be no assurances that conditions in the banking sector and in global financial markets will not worsen and/or adversely affect the Fund, its portfolio companies or their respective financial performance.

Current Presidential Administration. It is expected that the new presential administration that took office in January 2025 under President Donald J. Trump will seek to enact changes to numerous areas of law and regulations currently in effect. Any such changes could significantly impact the Fund or its portfolio investments. Specific legislative and regulatory proposals that might materially impact the Fund may include changes to trade agreements, immigration policy, import and export regulations, tariffs and customs duties, energy regulations, income tax regulations and the federal tax code, public company reporting requirements, and antitrust enforcement. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic effects of potential changes to the current legal and regulatory framework affecting financial institutions under the next presidential administration remain highly uncertain. Future changes may adversely affect the Fund’s operating environment and therefore the Fund’s activities, financial condition and results of operations. Further, an extended federal government shutdown resulting from failing to pass budget appropriations, adopt continuing funding resolutions, or raise the debt ceiling, and other budgetary decisions limiting or delaying deferral government spending, may negatively impact U.S. or global economic conditions, including corporate and consumer spending, and liquidity of capital markets. There can be no assurance that any changes in laws, regulations or governmental policy will not have an adverse impact on the Fund and its investments, including the ability of the Fund to execute its investment objectives and to receive attractive returns.

Russian Invasion of Ukraine. In 2022, the Russian military commenced a full-scale invasion of Russia’s forces into Ukraine. In response, the United States, United Kingdom, the European Union and other countries have imposed significant sanctions targeting the Russian financial system, petroleum sector and extractive industries, heavy manufacturing, and other sectors. These and other jurisdictions have also imposed prohibitions on most new investment in Russia, prohibition on trade in many Russian securities, and prohibitions on the provision of a number of services to certain sectors of the Russian economy. Since the invasion, the sanctions and export controls landscape has been and is likely to continue to be dynamic. Russia’s invasion of Ukraine, the resulting displacement of persons both within Ukraine and to neighboring countries and the increasing international sanctions could have a negative impact on the economy and business activity globally (including in the countries in which the Fund could invest), and therefore could adversely affect the performance of the Fund’s investments. Furthermore, given the ongoing and evolving nature of the conflict between the two nations and its ongoing escalation (including with respect to the use of nuclear weapons and cyberwarfare against military and civilian targets globally), it is difficult to predict the conflict’s ultimate impact on global economic and market conditions, and, as a result, the situation presents material uncertainty and risk with respect to the Fund and the performance of its investments or operations, and the ability of the Fund to achieve its investment objectives.

October 7th Attacks on Israel and Aftermath. On October 7, 2023, Hamas (an organization which governs Gaza and which has been designated as a terrorist organization by the United States, the United Kingdom, the European Union, Australia and other nations) committed a terrorist attack within Israel (the “October 7 Attacks”). As of the date of this Memorandum , Israel and Hamas remain in active armed conflict. The ongoing conflict and rapidly evolving measures in response could have a negative impact on the economy and business activity globally (including

42

in countries in which the Fund invests), and therefore could adversely affect the performance of Fund investments. The severity and duration of the conflict and its future impact on global economic and market conditions (including, for example, oil prices and/or the shipping industry) are impossible to predict and, as a result, present material uncertainty and risk with respect to the Fund and the performance of its investments and operations, and the ability of the Fund to achieve its investment objectives. For example, the armed conflict may expand and may ultimately more actively involve the United States, Lebanon (and/or Hezbollah), Syria, Iran and/or other countries or terrorist organizations, any of which may exacerbate the risks described above. Similar risks exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in the Middle East or the immediate surrounding areas. The United States has announced sanctions and other measures against Hamas-related persons and organizations in response to the October 7 Attacks, and the United States (and/or other countries) may announce further sanctions related to the ongoing conflict in the future.

Public Health Emergencies and Other Geopolitical Risks. An unstable geopolitical climate and continued threats of terrorism could have a material adverse effect on general economic conditions, market conditions and market liquidity. Additionally, a serious pandemic or a natural disaster could severely disrupt global, national and/or regional economies. No assurance can be given as to the effect of these events on the value of the Fund’s investments.

The extent of the impact of any public health emergency on the Fund’s and its portfolio companies’ operational and financial performance will depend on many factors, including the duration and scope of such public health emergency, the scale and efficacy of government stimulus measures, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of a public health emergency may materially and adversely impact (a) the value and performance of the Fund’s portfolio companies and other investments, (b) the ability of the Fund’s portfolio companies to continue to meet loan covenants, post margin or repay loans provided by the Fund on a timely basis or at all, or (c) the Fund’s ability to source, manage and divest investments and the Fund’s ability to achieve its investment objectives, all of which could result in significant losses to the Fund. With respect to any revolving or delayed draw loans made by the Fund to a portfolio company, a portfolio company may be incentivized for liquidity or other reasons to draw on most, if not all, of the unfunded portion of such loan and the Fund may not have the ability under the applicable credit agreement to refuse to fund such draw without the Fund being in default and suffering financial penalties. The foregoing market conditions may cause the Fund to write down assets materially as the fair market value of its investments may be reduced in light of a potential or actual economic decline or recession, decline in or lack of consumer confidence or uncertain and volatile market conditions that are difficult to assess or predict. In addition, the operations of the Fund, its portfolio companies, the Adviser and Oaktree may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

United Kingdom Exit from the European Union. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (“Brexit”). Following a transition period that ended on December 31, 2020, EU rules ceased to apply in the UK. Although the terms of the UK’s future relationship with the EU were agreed in a trade and cooperation agreement signed on December 30, 2020, this did not include an agreement on financial services. In the absence of a formal agreement on this issue, UK firms in the financial sector have more limited access to the EU market than prior to Brexit and EU firms similarly have more limited access to the UK, owing to the loss of passporting rights under applicable EU and UK legislation. Alternative arrangements and structures may allow for the provision of cross-border marketing and services between the EU and UK, but these are subject to legal uncertainty and the risk that further legislative and regulatory restrictions could be imposed in the future.

As a result of the onshoring of EU legislation in the UK, UK firms are currently subject to substantially many of the same rules and regulations as prior to Brexit. However, the UK Government has begun the process of revising certain areas of onshored EU legislation as part of UK financial services legislation and regulation, which could result in substantive changes to regulatory requirements in the UK. It remains to be seen to what extent the UK may elect to diverge from the current EU-influenced regime over time, either through actively legislating to replace onshored EU rules or by passively not implementing or mirroring EU legislative changes. It is possible that the EU may respond to UK initiatives by restricting third country access to EU markets. If the regulatory regimes for EU and UK financial

43

services change or diverge further, this could have an adverse impact on the Fund and its investments, including the ability of the Fund to achieve its investment objectives in whole or in part (for example, owing to increased costs and complexity and/or new restrictions in relation to cross-border access between the EU and non-EU jurisdictions).

The legal, political and economic uncertainty and disruption generally resulting from Brexit may adversely affect both EU- and UK-based businesses. Brexit has already led to disruptions in trade as businesses attempt to adapt cross-border procedures and rules applicable in the UK and in the EU to their activities, products, customers, and suppliers. Continuing uncertainty and the prospect of further disruption may result in an economic slowdown and/or a deteriorating business environment in the UK and in one or more EU Member States.

For the purposes of this Memorandum , and where the context so requires, any reference to the “European Union” or “EU” or the “European Economic Area” or “EEA,” shall be deemed to include the UK to the extent that the reference is made in the context of a reference to European Union law, for as long as such law, or materially similar law, continues to be applied in UK domestic law (and, where the context so requires, references to European Union law and provisions thereof shall be read as references to their equivalent under UK domestic law).

Eurozone Risks. There are significant and persistent concerns regarding the debt burden of certain Eurozone countries and their ability to meet future financial obligations, the overall stability of the Euro and the suitability of the Euro to function as a single currency given the diverse economic and political circumstances in individual Eurozone countries. The risks and prevalent concerns about a credit crisis in Europe could have a detrimental impact on global economic recovery as well as on sovereign and non-sovereign debt in the Eurozone countries. There can be no assurance that the market disruptions in Europe will not spread to other countries, nor can there be any assurance that future assistance packages will be available or, even if provided, will be sufficient to stabilize affected countries and markets in Europe or elsewhere. These and other concerns could lead to the re-introduction of individual currencies in one or more Eurozone countries, or, in more extreme circumstances, the possible dissolution of the Euro entirely. Should the Euro dissolve entirely, the legal and contractual consequences with respect to the Fund, Shareholders and/or the Fund’s investments in Europe could be determined by laws in effect at such time. These potential developments could negatively impact the ability of the Fund to make investments in Europe, the value of the Fund’s investments in Europe and the general availability and cost of financing permitted investments.

Dodd-Frank Act and Other Derivatives Regulations. Title VII of the Dodd-Frank Act establishes a general framework for systemic regulation that has imposed and will impose mandatory clearing, exchange trading and margin requirements on many over-the-counter (“OTC”) derivatives transactions. The Dodd-Frank Act also creates new categories of regulated market participants, such as “swap dealers” (“SDs”) and “security-based swap dealers” (“SBSDs”) that are subject to significant new capital, registration, recordkeeping, reporting, disclosure, business conduct and other regulatory requirements, a large number of which have been implemented. This regulatory framework has significantly increased the costs of entering into derivatives transactions for end-users of derivatives, such as the Fund. In particular, new margin requirements and capital charges, even when not directly applicable to the Fund, have increased the pricing of derivatives transacted by the Fund. New exchange trading, trade reporting requirements and position limits may lead to changes in the liquidity of derivative transactions, or higher pricing.

In addition, the regulatory and tax environment for derivative instruments and funds is evolving, and changes in the regulation or taxation of certain derivative instruments or funds may adversely affect the value of certain derivatives instruments or securities held, and certain derivatives contracts entered into by the Fund and the ability of the Fund to pursue its investment strategies. There can be no assurance that new legislation or regulation, including changes to existing laws and regulations, will not have a material negative impact on the Fund’s investment performance.

Other similar regulations are developing throughout the globe and may increase the Fund’s cost of pursuing its activities even if not directly binding on the Fund.

Privacy, Data Protection and Information Security Compliance Risk. The Adviser, the Fund and its portfolio companies, and each of their affiliates, may be subject to laws and regulations related to privacy, data protection and information security in the jurisdictions in which they do business (collectively, the “Data Protection Legislation”). Compliance with the Data Protection Legislation may require adhering to stringent legal and operational obligations and therefore the dedication of substantial time and financial resources which may increase over time.

44

The United States operations of the Adviser, the Fund and its portfolio companies in particular will be impacted by a growing movement to adopt comprehensive privacy and data protection laws similar to the GDPR, where such laws focus on privacy as an individual right in general. For example, California has passed the California Consumer Privacy Act of 2018, as amended (the “CCPA”), which took effect on January 1, 2020. The CCPA generally applies to businesses that collect personal information about California consumers and meet certain thresholds with respect to revenue or buying and/or selling consumers’ personal information. The CCPA imposes stringent legal and operational obligations on such businesses as well as certain affiliated entities that share common branding. The CCPA is enforceable by the California Attorney General. Additionally, if unauthorized access, theft or disclosure of a consumer’s personal information occurs, and the business did not maintain reasonable security practices, consumers could file a civil action (including a class action) without having to prove actual damages. Statutory damages range from $100 to $750 per consumer per incident, or actual damages, whichever is greater. The Attorney General also may impose civil penalties ranging from $2,500 to $7,500 per violation. Further, California passed the California Privacy Rights Act of 2020 (the “CPRA”) to amend and extend the protections of the CCPA. Under the CPRA, which became effective on January 1, 2023, California established a new state agency focused on the enforcement of its privacy laws, likely leading to greater levels of enforcement and greater costs related to compliance with the CCPA and CPRA.

Other states in the United States, have either passed, proposed or are considering similar law and regulations to the CCPA, CPRA, and GDPR, which could impose similarly significant costs, potential liabilities and operational and legal obligations. Such laws and regulations are expected to vary from jurisdiction to jurisdiction, thus increasing costs, operational and legal burdens and the potential for significant liability on regulated entities.

Prospective investors should be aware that, in considering and/or making an investment in the Fund, and interacting with the Fund and its affiliates, agents, advisors and/or delegates by (i) communicating through telephone calls, written correspondence or emails (all of which may be recorded to the extent legally required) or accessing any relevant website, data room or portal, or (ii) providing personal data concerning natural individuals connected with the investor (e.g., directors, trustees, employees, representatives, shareholders, investors, clients, beneficial owners, advisors and agents), they may be providing personal data (as such, or similar, term is defined in the Data Protection Legislation (as defined herein)).

Regulatory Compliance. Certain investments made by the Fund may result in reporting and compliance obligations under the applicable regulations of the various jurisdictions in which the Fund makes investments. In addition, the making of certain investments may subject the Fund and certain of its portfolio companies to a varied and complex body of energy and environmental regulations that both public officials and private individuals may seek to enforce and for which there may be ambiguous judicial or regulatory interpretive guidance. The costs of compliance may be borne by the Fund. In addition, investments by the Fund are or may become subject to regulation by various agencies within or outside the United States. New and existing regulations, changing regulatory schemes and the burdens of regulatory compliance all may have a material negative impact on the performance of the Fund. Oaktree cannot predict whether new legislation or regulation will be enacted by legislative bodies or governmental agencies, nor can it predict what effect such legislation or regulation might have. There can be no assurance that new legislation or regulation, including changes to existing laws and regulations, will not have a material negative impact on the Fund’s investment performance.

Economic and Trade Sanctions and Anti-Bribery Considerations. Economic and trade sanctions laws in the United States and other jurisdictions may prohibit Oaktree, Oaktree’s professionals and the Fund from transacting with or in certain countries and with certain individuals, companies and industry sectors. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, Executive Orders and regulations establishing U.S. sanctions. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. The lists of OFAC prohibited countries, territories, persons and entities, including the List of Specially Designated Nationals and Blocked Persons, as such list may be amended from time to time, can be found on the OFAC website at http://www.treas.gov/ofac. In addition, certain sanctions programs prohibit dealing with individuals or entities in certain countries, certain securities, and certain industry sectors, regardless of whether relevant individuals or entities appear on the lists maintained by OFAC, which may make it more difficult for the Fund to comply with applicable sanctions. These types of sanctions may significantly restrict or limit the

45

Fund’s investment activities in certain countries (in particular, certain emerging market countries). Oaktree, Oaktree’s professionals and the Fund may from time to time be subject to trade sanctions laws and regulations of other jurisdictions, which may be inconsistent with or even seek to prohibit compliance with certain sanctions programs administered by OFAC. The legal uncertainties arising from those conflicts may make it more difficult or costly for the Fund to navigate investment activities that are subject to sanctions administered by OFAC or the laws and regulations of other jurisdictions. Some jurisdictions where Oaktree or its portfolio companies do business from time to time have adopted measures prohibiting compliance with certain U.S. sanctions programs, which may make compliance with all applicable sanctions impossible.

At the same time, Oaktree may be obligated to comply with certain anti-boycott laws and regulations that prevent Oaktree and the Fund from engaging in certain discriminatory practices that may be allowed or required in certain jurisdictions. Oaktree’s refusal to discriminate in this manner could make it more difficult for the Fund to pursue certain investments and engage in certain business activities, and any compliance with such practices could subject Oaktree, the Fund, or the Adviser to fines, penalties, and adverse legal and reputational consequences.

In some countries, there is a greater acceptance than in the United States and the United Kingdom of government involvement in commercial activities and of activities constituting corruption in the United States and the United Kingdom. Certain countries, including the United States and the United Kingdom, have laws prohibiting governmental and private, or “commercial,” bribery. Oaktree, the Adviser and the Fund are committed to complying with the U.S. Foreign Corrupt Practices Act (“FCPA”), the U.K. Bribery Act and other anti-corruption laws, anti-bribery laws and regulations to which they are subject. As a result, the Fund may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Fund to act successfully on investment opportunities and for portfolio companies to obtain or retain business.

In recent years, the U.S. Department of Justice and the SEC have devoted greater resources to enforcement of the FCPA and have devoted greater scrutiny to investments by private equity sponsors. In addition, the United Kingdom, with enactment of the U.K. Bribery Act, has expanded the reach of its anti-bribery laws significantly. While Oaktree has developed and implemented policies and procedures designed to ensure strict compliance by Oaktree and its personnel with the FCPA and the U.K. Bribery Act and the sanctions regimes that apply to Oaktree, such policies and procedures may not be effective in all instances to prevent violations or offenses. In addition, in spite of Oaktree’s policies and procedures, affiliates of portfolio companies, particularly in cases in which the Fund or another fund advised by the Adviser or Oaktree (each an “Other Oaktree Fund” and collectively, the “Other Oaktree Funds”) does not control such portfolio company, may engage in activities that could result in FCPA, U.K. Bribery Act or other violations of law. Any determination that Oaktree has violated or committed an offense under the FCPA, U.K. Bribery Act or other applicable anti-corruption laws or anti-bribery laws or sanctions requirements outlined above could subject Oaktree to, among other things, civil and criminal penalties, reputational damage, material fines, profit disgorgement, injunctions on future conduct, securities litigation, disclosure obligations and a general loss of investor confidence, any one of which could adversely affect Oaktree’s business prospects and/or financial position, as well as the Fund’s ability to achieve its investment objective and/or conduct its operations.

Accounting and Regulatory Changes Could Make Certain Strategies Obsolete. In response to highly publicized losses resulting at least in part from improper accounting methods, a number of accounting pronouncements have been established by the accounting professional standards board. Certain of these pronouncements could render obsolete investment strategies which have been used routinely for many years. Changes affecting consolidation and valuations and other matters could adversely affect the viability of certain aspects of the Fund’s strategies. In addition, there have recently been certain well-publicized incidents of regulators unexpectedly taking positions which prohibit strategies which had been implemented in a variety of formats for many years. In the current unsettled regulatory environment, it is impossible to predict if future regulatory developments might adversely affect the Fund.

Public Disclosure Obligations. The Fund may be required to disclose confidential information relating to its investments and its financial results to third parties that may request such information if and to the extent required by any law, rule or regulation applicable to the Fund or Oaktree, and Shareholders that are public agencies or governmental bodies may have their own disclosure obligations under applicable law, rule or regulation in respect of the Fund’s confidential information. Such disclosure obligations may adversely affect certain Shareholders,

46

particularly Shareholders who are not otherwise subject to public disclosure of information relating to the private holdings of funds in which they invest.

Inflation. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has been at historically high levels in recent years, and it cannot be predicted whether it may decline.

High rates of inflation and rapid increases in the rate of inflation generally have a negative impact on financial markets and the broader economy. In an attempt to stabilize inflation, governments may impose wage and price controls or otherwise intervene in a country’s economy. Governmental efforts to curb inflation, including by increasing interest rates or reducing fiscal or monetary stimuli, often have negative effects on the level of economic activity. Certain countries, including the United States, have recently seen increased levels of inflation, and persistently high levels of inflation could have a material and adverse impact on the Fund’s investments and its aggregated returns. For example, if a portfolio issuer were unable to increase its revenue while the cost of relevant inputs were increasing, the issuer’s profitability would likely suffer. Likewise, to the extent a portfolio issuer has revenue streams that are slow or unable to adjust to changes in inflation, including by contractual arrangements or otherwise, the portfolio issuer could increase revenue by less than its expenses increase. Conversely, as inflation declines, a portfolio issuer may see its competitors’ costs stabilize sooner or more rapidly than its own. Moreover, increasing inflation will also impact currencies and can lead to significant currency fluctuations. This has recently resulted in a strengthening of the U.S. currency vis-à-vis many other currencies but there can be no assurances that such trends will continue and/or that this trend will not reverse such that the U.S. currency is weakened vis-à-vis other currencies. Additionally, because the preferred return is not linked to the rate of inflation, as the rate of inflation increases the proportion of real returns (i.e., the nominal rate of return less the rate of inflation) treated as preferred return decreases and the proportion of real returns subject to performance-based compensation increases. There can be no assurance that high rates of inflation will not have a material adverse effect on the investments of the Fund.

The Federal Reserve raised interest rates in 2022 and 2023 to address inflation, and although the Federal Reserve began to lower interest rates starting in September 2024, it has signaled an intention to maintain relatively higher interest rates until inflation levels realign with its long-term inflation target. However, there is no guarantee that such monetary policy measures will be effective at lowering inflation. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Fund may invest, which may cause the value of the Fund’s investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

Risks Related to an Investment in the Fund

No Operating History. The Fund is a new entity that has not yet commenced operations, and the ABF strategy is a new strategy for Oaktree. The Fund is subject to all of the business risks and uncertainties associated with any new fund or strategy, including the risk that it will not achieve its investment objectives and that the value of the Shares could decline substantially. In addition, there can be no assurance that the Fund will be able to implement its investment strategy and investment approach or achieve its investment objective or that a Shareholder will receive a return of its capital. Any prior investment performance described herein, as with all performance data, can provide no assurance of future results. Past performance of Other Oaktree Funds and other investment entities associated with Oaktree is not necessarily indicative of future results and there can be no assurance that the Fund will achieve comparable results or that targeted returns will be met. Accordingly, investors should draw no conclusions from the performance of any other Oaktree investments and should not expect to achieve similar returns.

47

Private Offering Exemption. This offering has not been registered under the Securities Act, in reliance, in part, on the exemptive provisions of Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Unlisted Closed-End Interval Fund Structure; Limited Liquidity Risks. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

The Fund may, but is not obligated to, pursue a liquidity event for Shareholders. A liquidity event could include a merger or another transaction approved by the Fund's Board of Directors in which the Shareholders will receive cash or shares of a publicly offered company, or a sale of all or substantially all of the Fund's assets either on a complete portfolio basis or individually followed by a liquidation. A liquidity event also may include a sale, merger or other transaction with one or more affiliated investment companies managed by the Adviser or an affiliate thereof. The completion of a liquidity event is in the sole discretion of the Board of Directors, and depending upon the event, may require Shareholder approval, and there can be no assurance that a suitable transaction will be available or that market conditions will permit a liquidity event. As a result, there can be no assurance that the Fund will complete a liquidity event. In making a determination of what type of liquidity event is in the best interest of Shareholders, the Board of Directors may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, the Fund’s financial condition, market conditions for the sale of the Fund’s assets, internal management considerations and the potential for Shareholder liquidity.

Leverage Risk. The Fund may use leverage to seek to achieve its investment objective or for liquidity (i.e., to finance the repurchase of Shares and/or bridge the financing of investments). The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Shares. In addition, the Fund may also leverage its Shares through investment techniques, such as reverse repurchase agreements, writing credit default swaps, or futures. Leverage creates risks which may adversely affect the return for Shareholders, including:

●	the likelihood of greater volatility of NAV and market price of and distributions in the Shares;

●	fluctuations in the dividend rates on any preferred stock or in interest rates on borrowings and short-term debt;

●	increased operating costs, which are effectively borne by Shareholders, may reduce the Fund’s total return; and

●	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred stock remain fixed.

In addition, the rights of lenders and the holders of preferred stock and debt securities issued by the Fund will be senior to the rights of Shareholders with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred stock have voting rights in addition to and separate from the voting rights of Shareholders. The holders of preferred stock, on the one hand, and the holders of the Shares, on the other hand, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to Shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the Shareholders will bear) all costs and expenses relating to the Fund’s use of leverage, which will result in the reduction of the NAV of the Shares. The Fund’s leverage strategy may not work as planned or achieve its goals.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that

48

may affect the Fund’s ability to pay dividends and distributions on Shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Broad Discretionary Power to Choose Investments. The Adviser has broad discretionary power to decide what investments the Fund will make. While the Adviser currently intends to use the strategies described herein with respect to the Fund, the Adviser may employ other investment techniques and invest in other instruments that the Adviser believes will help achieve the Fund’s investment objective or hedge unforeseen risks. Consistent with its investment objectives, the Fund may invest in financial instruments of any and all types, which exist now or are hereafter created. Such investments may entail risks not described herein, any of which may adversely affect the Fund.

Non-Diversified Company Risk. As the Fund may invest more than 5% of its total assets in the securities of one or more issuers, it would not qualify as a “diversified company” within the meaning of the 1940 Act. The Fund may therefore be more susceptible than such a diversified company would be to being adversely affected by events impacting a single investment, geographic location, security or investment type. This lack of diversification will expose the Fund to losses disproportionate to market declines in general if there are disproportionately greater adverse price movements in the particular investments, and the Fund’s investment portfolio may be subject to more rapid changes in value than would be the case if the Fund were required to maintain a wide diversification among companies, industries and types of securities. To the extent the Fund holds investments concentrated in a particular issuer, security, asset class or geographic region, the Fund will be more susceptible than a more widely diversified fund to the negative consequences of a single corporate, economic, political or regulatory event. Unfavorable performance by any number of investments could substantially adversely affect the aggregate returns realized by Shareholders.

Market for Investment Opportunities. The activity of identifying and completing investments is highly competitive and involves a high degree of uncertainty and risk. In addition, certain types of investments may not be available to the Fund on terms that are as attractive as the terms on which opportunities were available to the Other Oaktree Funds. The Fund will be competing for investments with various other investors, such as other public and private funds, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity funds. Other funds may have investment objectives that overlap with the Fund, which may create competition for investment opportunities. Many competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund, and may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships.

The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding, and a variety of other investors (including private credit funds, mezzanine funds, performing and other credit funds, funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products, specialty finance companies, real estate investment trusts). As a result of these other entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors may be substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

The competitive pressures could impair the Fund’s activities, financial condition and results of operations. As a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities. To the

49

extent that the Fund encounters competition for investments, returns to the Shareholders may decrease, including as a result of higher pricing, foregoing opportunities or negotiating fewer transactional protections in order to remain competitive. Additionally, the Fund may incur bid, due diligence, negotiating, consulting or other costs on investments that may not be successful. There can be no assurance that the Fund will be able to identify, complete and exit investments which satisfy the Fund’s rate of return objectives, or realize upon their values.

“Best-Efforts” Offering Risk. This offering is being made on a best efforts basis, whereby the Placement Agent is only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum offering amount is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

Inadequate Network of Broker-Dealers Risk. The success of the Fund’s private placement, and correspondingly the Fund’s ability to implement its investment objective and strategies, depends upon establishing, operating and maintaining a network of selected broker-dealers to sell the Shares. If such networks are unable to be established, operated and maintained, the Fund may not be able to raise adequate proceeds through the Fund’s private placement to implement the Fund’s investment objective and strategies. If the Fund is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Fund.

Repurchase Offers Risk. In order to provide liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board of Directors. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Notwithstanding the foregoing, the Fund may, in its sole discretion and for administrative convenience, accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined.

Risk Relating to Due Diligence. Before the Fund makes an investment, the Adviser or Oaktree will conduct such due diligence as it deems reasonable and appropriate based on the facts and circumstances applicable to the investment. Due diligence may entail marketing studies, business plan development, evaluation of important and complex business, financial, tax, accounting, ESG and legal issues as well as background investigations of individuals. Outside

50

professionals, consultants, legal advisors, accountants, investment banks and other third parties may be involved in the due diligence process to varying degrees depending on the type of investment. The involvement of such third parties may present a number of risks primarily relating to reduced control of the functions that are outsourced and may entail significant third-party expenses. In addition, if the Fund is unable to timely engage third-party providers, its ability to evaluate and acquire more complex assets could be adversely affected. Due diligence investigations with respect to any investment opportunity may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating the investment opportunity. Moreover, there can be no assurance that attempts to identify risks associated with an investment will achieve their desired effect. Potential investors should regard an investment in the Fund as being speculative and having a high degree of risk.

In the event of fraud, any material misrepresentation or omission or any professional negligence by any seller or originator of assets or such seller’s or originator’s representatives, or by any other party, the Fund may suffer a material loss of capital and the value of the Fund’s investments may be adversely impacted. The Fund will rely upon the accuracy and completeness of representations made by various persons in the due diligence process and cannot guarantee such accuracy or completeness.

Income and Distribution Payment Risk. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. If the distribution rates or yields of the Fund’s investments decrease, Shareholders’ income from the Fund could decline. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. There can be no assurance that distributions paid by the Fund to the Shareholders will be maintained at initial levels or increase over time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Deployment of Capital; Impact on Investment Returns. In light of the need to be able to deploy capital quickly to capitalize on potential investment opportunities or to establish reserves for anticipated debts, liabilities or obligations, including liquidity needs, cash may be held by the Fund in money market investments pending deployment into other investments, the amount of which may at times be significant. While the duration of any such holding period is expected to be relatively short, in the event the Fund is unable to find suitable investments, such money market investments may be held for longer periods, which would be dilutive to overall investment returns. It is not anticipated that the temporary investment of such cash into money market investments will generate significant interest, and Shareholders should understand that such low interest payments on the temporarily invested cash may adversely affect the overall returns of the Fund.

Dependence on Investment Team; No Right to Control the Fund’s Operations. The success of the Fund depends in substantial part on the management, skill and acumen of the investment team and other professionals. The Shares are passive investments, and investors will have no opportunity to control the day-to-day operations of the Fund, including investment and disposition decisions. Subjective decisions made by Oaktree or its affiliates may cause the Fund to incur losses or to miss profit opportunities on which it would otherwise have capitalized. In order to safeguard their limited liability for the liabilities and obligations of the Fund, investors must rely entirely on the Adviser to conduct and manage the affairs of the Fund. Investors will have no direct rights against third parties engaged by the Adviser or Oaktree in respect of the Fund. There can be no assurance that the investment team and such other professionals will continue to be employed by the Adviser or Oaktree throughout the life of the Fund. The loss of members of the investment team and such other professionals could have a material adverse effect on the Fund.

Risks of Third-Party Service Providers. Certain of the Fund’s and Oaktree’s operations may interface with and/or depend on third-party service providers, and the Fund, the Adviser or Oaktree may not be in a position to verify

51

the risks or reliability of such third parties. The Fund may suffer adverse consequences from actions, errors or failure to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them. The costs, fees and expenses associated with the provision of such services by third-party service providers will generally be borne by the Fund instead of the Adviser or Oaktree, thereby increasing the expenses borne by the Shareholders.

Artificial Intelligence and Machine Learning Developments. Recent technological advances in artificial intelligence and machine learning technology (collectively, “Machine Learning Technology”), including OpenAI’s release of its ChatGPT application, pose risks to Oaktree, the Fund and the Fund’s portfolio investments. While Oaktree may utilize Machine Learning Technology in connection with its business activities, including investment activities, Oaktree intends to periodically evaluate and/or adjust internal policies governing use of Machine Learning Technology by its personnel. Notwithstanding any such policies, Oaktree personnel, portfolio managers, senior executives, external advisors and other associated persons of Oaktree or any affiliates of Oaktree could, unbeknownst to Oaktree, utilize Machine Learning Technology in contravention of such policies. Oaktree, the Fund and the Fund’s portfolio investments could be further exposed to the risks of Machine Learning Technology if third-party service providers or any counterparties, whether or not known to Oaktree, also use Machine Learning Technology in their business activities. Oaktree will not be in a position to control the use of Machine Learning Technology in third-party products or services, including those provided by Oaktree’s and its affiliates’ service providers.

Use of Machine Learning Technology by any of the parties described in the previous paragraph could include the input of confidential information (including material non-public information) and such input may result in the contravention of non-disclosure agreements, and/or breach of applicable policies, laws or regulations relating to treatment of confidential and/or personally identifiable information (including material non-public information). By inputting data into Machine Learning Technology applications, such information becomes part of a dataset that is accessible by other third-party Machine Learning Technology applications and users. For more information on risks relating to information security see also “Privacy, Data Protection and Information Security Compliance Risk” above.

Independent of its context of use, Machine Learning Technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that Machine Learning Technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error – potentially materially so – and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of Machine Learning Technology. To the extent that Oaktree, the Fund or the Fund’s portfolio investments are exposed to the risks of Machine Learning Technology, any such inaccuracies or errors could have adverse impacts on Oaktree, the Fund or the Fund’s portfolio investments. Conversely, to the extent competitors of Oaktree and its portfolio companies utilize Machine Learning Technology more extensively than Oaktree and its portfolio companies, there is a possibility that such competitors will gain a competitive advantage.

Machine Learning Technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.

Cyber Security Breaches. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and are expected to continue to increase in frequency and severity in the future. The information and technology systems of Oaktree, its affiliates, portfolio companies, issuers and service providers may be vulnerable to damage or interruption from cyber security breaches, computer viruses or other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and other security breaches, usage errors or malfeasance by their respective professionals or service providers, power, communications or other service outages, and catastrophic events such as fires, tornadoes, floods, hurricanes, earthquakes or terrorist incidents. If unauthorized parties gain access to such information and technology systems, or if personnel abuse or misuse their access privileges, they may be able to steal, publish, delete or modify private and sensitive information, including personal information related to Shareholders (and their beneficial owners) and material information. Although Oaktree has implemented, and portfolio companies, issuers and service providers may implement, various measures to manage risks relating to these types of events, such systems could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Oaktree does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to Oaktree, its affiliates, the Fund, the Shareholders and/or a portfolio company or issuer, each of whom could be negatively impacted

52

as a result. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified in a timely manner or at all, even with sophisticated prevention and detection systems. This could potentially result in further harm and prevent such breaches from being addressed appropriately. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in Oaktree’s, its affiliates’, the Fund’s and/or a portfolio company’s or issuer’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to Shareholders (and their beneficial owners), material non-public information and the intellectual property and trade secrets and other sensitive information of Oaktree and/or portfolio companies or issuers. Oaktree, the Fund and/or a portfolio company or issuer could be required to make a significant investment to remedy the effects of any such failures, harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity, and other events that may affect their business and financial performance.

Uncertainty of Financial Projections. The Fund may make investments based upon projections concerning an investment’s future performance and cash flow. Projections are inherently subject to uncertainty and factors beyond the control of the Adviser. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. Different assumptions may produce different results. The inaccuracy of certain assumptions, the failure to satisfy certain financial requirements and the occurrence of other unforeseen events could impair projected values and cash flow. In addition, projected performance does not predict future results and there can be no assurance that the projected results or expected returns will be achieved or that the Fund will be able to effectively implement its investment objective.

In addition, Oaktree may determine the suitability of investments based in part on the basis of financial projections for portfolio issuers. Events or conditions, including changes in general market conditions, which may not have been anticipated or which are otherwise not foreseeable, may occur and have a significant impact on the actual rate of return received with respect to the Fund’s investments.

Forward-Looking Statements; Opinions. Statements contained in this Memorandum (including those relating to forecasts, estimates, current and future market conditions and trends in respect thereof) that are not historical facts are based on current expectations, estimates, projections, opinions and/or beliefs of Oaktree. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. Moreover, certain information contained in this Memorandum constitutes “forward-looking” statements, which can be identified by the use of forward-looking terminology such as “may,” “can,” “will,” “would,” “seek,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “forecast,” “continue,” “target” or “believe” or the negatives thereof, or other variations thereon or comparable terminology. Due to various risks and uncertainties, including those set forth herein, actual events or results or the actual performance of the Fund may differ materially from those reflected or contemplated in such forward-looking statements.

Projections, Forecasts and Estimates. Any projections, forecasts and estimates contained herein are forward-looking statements and are based upon certain assumptions that Oaktree considers reasonable. Projections are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results. Projected operating results will often be based on management judgments. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. Actual results are expected to vary from the projections, and the variations may be material. The inclusion of projections herein should not be regarded as a representation by the Fund, the Adviser, Oaktree or any of their respective affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund, the Adviser, Oaktree or any of their respective affiliates and any other person has any obligation to update or otherwise revise any projections, including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

Valuation Risk. Valuations of the Fund’s portfolio, which will affect the Fund’s performance results, may involve uncertainties and judgmental determinations. The Adviser, in its role as “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, may use an independent pricing service or prices provided by dealers to value certain securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund’s

53

investments are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

The process of valuing securities for which reliable market quotations are not available is based on inherent uncertainties and the resulting values may differ from values that would have been determined had a ready market existed for such securities and may differ from the prices at which such securities may ultimately be sold. Further, third-party pricing information may at times not be available regarding certain of the Fund’s securities, derivatives and other assets. If the Adviser’s valuation of the Fund’s securities should prove to be incorrect, the net asset value of the Fund’s investments could be adversely affected. In addition, due to the substantial volatility experienced by many valuation inputs in recent periods, the subjective decisions of the Adviser regarding which inputs to select, the measurement dates and the relative weights to assign to such inputs all have a disproportionate impact on valuations. In addition, because the Management Fee is calculated based on the Fund’s NAV, the Adviser will have an incentive to make determinations that result in the continued payment of, or a higher, Management Fee. Moreover, because the Adviser will determine in its discretion the value of any such assets, the Adviser will have an apparent conflict of interest in making that determination, given the potential impact of such valuations on the Fund’s performance results.

Accounting Standards; Limited Availability of Information; Due Diligence. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) will generally be followed in preparing the Fund’s financial statements. Accounting standards in certain countries generally do not correspond to international accounting standards, and in some countries, national accounting, auditing and financial reporting standards may not yet be in place. The information appearing on the financial statements of the companies in those countries may not reflect financial positions or results of operations in the way they would be reflected if the financial statements had been prepared in accordance with U.S. GAAP. Investors in such companies generally have access to less reliable information than investors in more economically sophisticated countries. The timeliness of financial statement preparation in certain countries may also differ from that of the United States. In addition, the scope and nature of the Fund’s due diligence activities in connection with portfolio investments in certain non-U.S. countries will be more limited than due diligence reviews conducted in more developed economies because reliable information is often unavailable or prohibitively costly to obtain. The lower standards of due diligence and financial controls in investments in certain non-U.S. countries increase the likelihood of material losses on such investments.

Illiquidity. Participation in the Fund will generally be an illiquid investment. Investors generally will not be permitted to voluntarily withdraw from the Fund prior to its termination, except through periodic repurchases made by the Fund pursuant to Rule 23c-3 under the 1940 Act. In addition, Shares may be assigned or otherwise transferred only under limited circumstances. Consequently, Shareholders may not be able to liquidate their investments prior to the end of the Fund’s term and should therefore be prepared to bear the economic risk of an investment for an indefinite period. Furthermore, the Fund may invest in relatively illiquid investments. A significant portion of the Fund’s assets may consist of investments that are thinly traded, investments for which no market exists or investments that are restricted as to their transferability under applicable securities laws or documents governing particular transactions of the Fund. Some securities or instruments that were liquid at the time they were acquired may, for a variety of reasons which may not be in the Fund’s control, later become illiquid. This factor may have the effect of limiting the availability of these securities or instruments for purchase by the Fund and may also limit the ability of the Fund to sell such investments at their fair market value prior to the winding up and subsequent dissolution of the Fund or in response to changes in the economy or the financial markets. Due to securities regulations governing certain publicly traded equity securities, the Fund’s ability to sell securities could also be diminished with respect to equity holdings that represent a significant portion of the issuer’s securities (particularly if the Fund has designated one or more directors of the issuer).

Mandatory Withdrawals. The Fund may repurchase Shares without consent or other action by a Shareholder or other person if the Fund determines that:

54

●	the Shares have vested in any other person other than by operation of law as a result of the death, divorce, dissolution, bankruptcy, insolvency or adjudicated incompetence of the stockholder;

●	ownership of the Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or require registration of the Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the U.S. or any other relevant jurisdiction;

●	continued ownership of the Shares by a Shareholder may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares were not true when made or has ceased to be true; or

●	with respect to a Shareholder subject to special laws or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares.

Shares will be repurchased at the NAV per Share.

Contingent Liabilities on Disposition of Investments. In connection with the disposition of an investment in a portfolio company, the Fund may be required to make representations about the business and financial affairs of such company typical of those made in connection with the sale of any business. The Fund also may be required to indemnify the purchasers of such investment with respect to certain matters, including the accuracy of such representations. These arrangements may result in contingent liabilities for which the Adviser may establish reserves or escrows.

Third Party Involvement. The Fund may co-invest with third parties through funds, joint ventures or other entities. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a co-venturer or partner of the Fund may at any time have other business interests and investments other than the joint venture with the Fund, or may have economic or business goals different from those of the Fund. In addition, the Fund may be liable for actions of its co-venturers or partners. The Fund’s ability to exercise control or significant influence over management in these cooperative efforts will depend upon the nature of the joint venture arrangement. In addition, such arrangements are likely to involve restrictions on the resale of the Fund’s interest in the company.

Electronic Delivery of Certain Documents. Subject to applicable law, certain documents may be delivered to investors via one or more designated websites. There are certain costs (e.g., internet access) and possible risks (e.g., slow downloading time and system outages) associated with electronic delivery. Moreover, neither the Adviser nor Oaktree can provide any assurance that these communication methods are secure, and there could be problems or malfunctions resulting from any computer viruses or related problems that may be associated with the use of an internet-based system.

Institutional Risk. Oaktree is responsible for choosing the brokers, dealers and transaction agents and counterparties used for each of the Fund’s securities transactions. Although various legal protections are intended to preserve the net claims that a customer, such as the Fund, may have in relation to such parties, a failure in the creditworthiness of a broker-dealer or other party, or the default, delay or inability or refusal of a broker-dealer or other party to perform could result in a loss of all or a portion of the Fund’s investments with or through such broker-dealer or other party.

Counterparty, Settlement and Local Intermediary Risk. From time to time, certain securities markets have experienced operational clearance and settlement problems that have resulted in failed trades. These problems could cause the Fund to miss attractive investment opportunities or result in the Fund’s liability to third parties by virtue of an inability to perform the Fund’s contractual obligation to deliver securities. In addition, delays and inefficiencies of

55

the local postal, transport and banking systems could result in the loss of investment opportunities, the loss of funds (including dividends) and exposure to currency fluctuations.

Because certain purchases, sales, securities lending, derivatives, repurchase/reverse repurchase transactions and other transactions in which the Fund will engage involve instruments that are not traded on an exchange, but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts, as well as risks of transfer, clearance or settlement default. Such risks may be exacerbated with respect to non-U.S. securities or transactions with non-U.S. counterparties. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Such risks may differ materially from those entailed in exchange-traded transactions that generally are backed by clearing organization guarantees, daily marking-to-market and settlement of positions and segregation and minimum capital requirements applicable to intermediaries. There can be no assurance that Oaktree’s monitoring activities will be sufficient to adequately control counterparty risk.

In situations where the Fund places assets in the care of a custodian or is required to post margin or other collateral with a counterparty, the custodian or counterparty may fail to segregate such assets or collateral, as applicable, or may commingle the assets or collateral with the relevant custodian’s or counterparty’s own assets or collateral, as applicable. As a result, in the event of the bankruptcy or insolvency of any custodian or counterparty, the Fund’s excess assets and collateral may be subject to the conflicting claims of the creditors of the relevant custodian or counterparty, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of such custodian or counterparty, rather than as the owner of such assets or collateral, as the case may be.

Certain of the Fund’s transactions may be undertaken through local brokers, banks or other organizations in the countries in which the Fund makes investments, and the Fund will be subject to the risk of default, insolvency or fraud of such organizations. The collection, transfer and deposit of bearer securities and cash expose the Fund to a variety of risks, including theft, loss and destruction. Finally, the Fund will be dependent upon the general soundness of the banking systems of countries in which investments will be made.

Service Providers and Investors’ Rights. Investors in the Fund generally have no direct rights against the Fund’s service providers, including without limitation an auditor and a depositary (if appointed). Where wrongdoing is alleged to have been committed against the Fund, such wrongdoing would generally only be actionable by the Adviser and the Fund. In the absence of any direct contractual relationship between the investors and the Fund’s service providers, there are only very limited circumstances in which an investor may bring a direct claim against any such service provider.

Changes in Interest Rates. General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s net asset value. The majority of the Fund’s debt investments are expected to have variable interest rates that reset periodically based on benchmarks such as the Euro Interbank Offered Rate (“EURIBOR”), the Canadian Dollar Offered Rate (“CDOR”), the Secured Overnight Financing Rate (“SOFR”), Sterling Overnight Index Average Rate (“SONIA”), or any other reference rate, benchmark or index, including in each case, any permutations thereof and any credit spread adjustments thereto (collectively, the “Reference Rates”). An increase in interest rates may make it more difficult for the Fund’s portfolio companies to service their obligations under the debt investments that the Fund will hold and increase defaults even where the Fund’s investment income increases. Rising interest rates could also cause borrowers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Additionally, as interest rates increase and the corresponding risk of a default by borrowers increases, the liquidity of higher interest rate loans may decrease as fewer investors may be willing to purchase such loans in the secondary market in light of the increased risk of a default by the borrower and the heightened risk of a loss of an investment in such loans. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of the Fund’s floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities.

Conversely, if interest rates decline, borrowers may refinance their loans at lower interest rates, which could shorten the average life of the loans and reduce the associated returns on the investment, as well as require Oaktree

56

and the investment team to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as the Fund’s existing loans. Additionally, as interest rates increase and the corresponding risk of a default by borrowers increases, the liquidity of higher interest rate loans may decrease as fewer investors may be willing to purchase such loans in the secondary market in light of the increased risk of a default by the borrower and the heightened risk of a loss of an investment in such loans.

LIBOR and Other Reference Rates. Certain of the Fund’s investments may provide exposure to coupon rates that were based on the London Interbank Offered Rate (“LIBOR”), or are based on SOFR, EURIBOR and other similar types of Reference Rates. These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. LIBOR was phased out at the end of June 2023. SOFR was selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States, and U.S. law requires that contracts without a practicable LIBOR alternative, default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR was an unsecured rate that included an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically was published for various maturities, ranging from overnight to one year. Certain contracts provided for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it provided adequate compensation. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, certain issuers may have encountered obstacles to converting their investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. Market participants may have transitioned Reference Rates through contractual amendments, legislation, market wide protocols, fallback contractual provisions, bespoke negotiations or otherwise.

The termination of certain Reference Rates presents risk to the Fund. The failure of issuers to transition could lead to increased volatility and illiquidity in markets for instruments that have yet to rely on a substitute to determine their next coupon rates and a reduction in the values of those investments, all of which would impact the Fund. Various complexities brought about by significant changes to operational processes and IT systems may not be complete, and coordination with other market participants may be severely impacted, which may negatively impact the Fund.

In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

Suitability of an Investment in the Fund. An investment in the Fund is not suitable for all investors. Investors must have a willingness to accept the risks associated with an investment in the Fund and the limited liquidity inherent in an investment in the Fund. Investors should consult their professional advisers to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition. An investment in the Fund requires a long-term commitment, and there can be no assurance that the Fund’s investment objectives will be achieved or that there will be any return of capital. Therefore, investors should only invest in the Fund if they can withstand a total loss of their investment.

Incentive Fee Risk. The Incentive Fee payable to the Adviser may create an incentive for the Adviser to make investments that are risky or more speculative than would be the case in the absence of such a compensation arrangement and also to incur leverage, which will tend to enhance returns where the portfolio has positive returns. The way in which the Incentive Fee is determined may encourage the Adviser to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities or other instruments than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

57

Systemic Risk. Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which the Fund interacts on a daily basis.

Anti-Takeover Provisions. Certain provisions of the Fund’s Charter and Bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. These provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

Risks Upon Disposition of Investments. In connection with the disposition of certain types of portfolio investments, the Fund may be required to make representations about the business and financial affairs of the applicable portfolio company typical of those made in connection with the sale of any business, or may be responsible for the contents of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such portfolio company or underwriters to the extent that any such representations or disclosure documents turn out to be incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, which might ultimately have to be funded by Shareholders.

Recourse to Assets. The Fund’s assets, including any portfolio investments made by the Fund and any funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and may not be limited to any particular asset, such as the asset representing the portfolio investment giving rise to the liability.

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Asset Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Shareholder Risk. To the extent a large proportion of Shares are held by a small number of Shareholders (or a single Shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these Shareholders will seek to sell Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of Shareholders (or a single Shareholder) may exceed the number of Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund only repurchases a pro rata portion of shares tendered in connection with an oversubscribed repurchase offer, Shareholders unaffiliated with the Adviser will not be given priority over

58

Shareholders that are affiliates of the Adviser, whose holdings in the Fund may be significant and may have the effect of diluting third-party Shareholders with respect to any repurchase offer.

Temporary Defensive Strategies Risk. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Focused Investment Risk. To the extent that the Fund focuses its investments in a particular sector or country, the NAV of the Shares will be more susceptible to events or factors affecting ABF Investments in that sector or country. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that sector or country. Also, the Fund may invest a substantial portion of its assets in ABF Investments in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Risk of Regulatory Changes. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser historically have been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions. The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts.

Investment-Related Risks

Investment Risk. An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the investments and other financial assets owned by the Fund. The value of the Fund’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. The Fund anticipates using leverage, which would magnify the Fund’s investment, market and certain other risks.

59

While some of the loans in which the Fund will invest may be secured, the Fund may also invest in debt or other securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objective will be realized.

Asset-Backed Securities. The Fund expects to invest in asset-backed securities (“ABS”), which are securities backed by assets such as mortgages (including residential or commercial mortgages), trade claims, installment sale contracts, credit card and/or other receivables, collateralized debt obligations or other assets. ABS are “pass-through” securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying assets are passed through to the Fund.

The investment characteristics of ABS differ from traditional debt securities in several ways. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal can generally be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time. That being said, the collateral supporting ABS is generally of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The market value of an ABS can be affected by changes in the market’s perception of the asset backing the ABS and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

Holders of ABS bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks, as further described below. In addition, ABS are subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines.

Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the ABS. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.

Market risk arises from the cash flow characteristics of the ABS, which for most ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.

Interest rate risk arises for the issuer from (x) the pricing terms on the underlying collateral, (y) the terms of the interest rate paid to holders of the ABS and (z) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle’s balance sheet. For the holder of the security, interest rate risk depends on the expected life of the ABS, which can depend on prepayments on the underlying assets or the occurrence of wind-down

60

or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or losses can occur, particularly with underlying collateral comprised of non-standard receivables or receivables originated by private retailers who collect many of the payments at their stores.

Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator’s other assets (or similar reasons), (a) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (b) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows. In addition, investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans.

Credit Risk. One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund’s return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.

Although the Fund may make investments that the Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer’s ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

With respect to the Fund’s investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement that governs loans of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or a pre-payment (in whole or in part) of the Fund’s investment.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or the continuation or worsening of the current (or any future) economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or experience financial distress. In addition, exogenous factors such as fluctuations of the equity markets also could result in warrants and other equity securities or instruments owned by the Fund becoming worthless.

Private Credit Risk. The Fund intends to obtain exposure to select less liquid or illiquid private credit investments, generally involving corporate borrowers, including through investments in pooled investment vehicles. Typically, private credit investments are not traded in public markets and are illiquid, such that the Fund or an underlying fund may not be able to resell some of its holdings for extended periods, which may be several years, or at the price at which the underlying fund is valuing its investments. The Fund may, from time to time or over time, focus

61

its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of an underlying fund or the Fund. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The issuers of the Fund’s or underlying fund’s private credit investment will often be leveraged, as a result of recapitalization transactions, and may not be rated by national credit rating agencies.

Investments in Real Estate and Mortgage-Backed Securities Generally. The Fund may invest in a variety of real estate-related investments. The value of real estate and real estate-related securities and other investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, bank liquidity, the availability of financing and by regulatory or governmentally imposed factors such as a zoning change, an increase in property taxes, the imposition of height or density limitations, the requirement that buildings be accessible to disabled persons, the requirement for environmental impact studies, the potential costs of remediation of environmental contamination or damage and the imposition of special fines to reduce traffic congestion or to provide for housing. Income from income-producing real estate may be adversely affected by general economic conditions, local conditions such as oversupply or reduction in demand for space in the area, competition from other available properties, and the owner provision of adequate maintenance and coverage by adequate insurance. Certain significant expenditures associated with real estate (such as mortgage payments (to the extent leveraged), real estate taxes and maintenance costs) have no relationship with, and thus do not diminish in proportion to, a reduction in income from the property. Reductions in value or cash flow could impair the Fund’s ability to make distributions to Shareholders, adversely impact its investment policy and reduce overall returns on investments.

If a borrower of loan secured by real estate defaults on such loan, it is possible that the Adviser may find it necessary or desirable to foreclose on collateral securing such loan. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time-consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.

Risks Relating to Investments in CMBS. The Fund may invest in mortgage-backed securities, including residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The collateral underlying CMBS generally consists of commercial mortgages or real property that have a multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels. CMBS have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow a substantial portion of the loan balance to be paid at maturity, commonly known as a “balloon payment,” and are usually non-recourse against the commercial borrower.

The prospect of full repayment of the commercial mortgage loans underlying CMBS depends on the ability of the commercial borrower to generate current income from its commercial property. The ability to generate current income from a commercial property is affected by a variety of factors. Such factors include differences in the management ability and track record of the commercial borrower, and geographic and/or industry concentration. Commercial borrowers may also lack the incentive to invest the funds necessary to maintain and attract tenants in the properties underlying the commercial mortgage loans to the extent the value of the mortgage exceeds the property value. Also, the likelihood of the commercial borrower repaying the commercial mortgage loan at maturity is heavily influenced by the commercial borrower’s ability to secure subsequent financing, which can be negatively impacted by a difficult credit environment.

Commercial borrowers have a variety of management and industry track records. There are many differences between commercial borrowers’ capital structures, prior and/or current debt obligations and management abilities. The successful generation of current income from a commercial borrower’s property will be heavily influenced by a commercial borrower’s ability to handle the relevant issues that are part of the commercial property management industry. A variety of ability levels will affect the successful generation of current income and, ultimately, the risk of

62

default on a commercial borrower’s commercial mortgage loan. Differences in the management ability among commercial borrowers may have an impact on the capacity of a commercial borrower to repay fully its commercial mortgage underlying CMBS.

The value of CMBS is subject to risk from possible geographic and/or industry concentration. Certain geographic regions and/or industries may be more adversely affected from economic pressures when compared to other geographic regions and/or industries. A pool of CMBS backed by commercial mortgage loans with a substantial geographic and/or industry concentration will be more susceptible to the economic environment of such concentrated geographic regions and/or industries, and therefore could incur an increased loss in value.

Unlike residential mortgage loans, most commercial mortgage loans are not amortized over the loan term. Instead, with most commercial mortgage loans the bulk of the loan balance is payable at maturity with a one-time payment, commonly known as a “balloon payment.” Full satisfaction of the balloon payment by a commercial borrower is heavily dependent on the availability of subsequent financing. Usually, a commercial borrower will seek out another loan to satisfy the balloon payment on a commercial mortgage loan. Therefore, full satisfaction of a commercial mortgage loan will be affected by a commercial borrower’s access to credit. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower.

Commercial mortgage loans are usually non-recourse in nature. Therefore, if a commercial borrower defaults on the commercial mortgage loan underlying CMBS, then the options for financial recovery are limited in nature. In the event of default, the lender will have no right to assets beyond collateral attached to the commercial mortgage loan. In certain instances, a negotiated settlement or an amendment to the terms of the commercial mortgage loan are the only options before an ultimate foreclosure on the commercial property. Foreclosure is costly and often protracted by litigation and bankruptcy restrictions. The ultimate disposition of a foreclosed property may also yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted commercial mortgage loan. While real estate fundamentals are improving, the level of commercial mortgage loan defaults remains significant and market values of the underlying commercial real estate remain distressed in many cases. It has also become increasingly difficult for lenders to dispose of foreclosed commercial real estate without incurring substantial investment losses, and ultimately leading to a decline in the value of CMBS. There can be no guarantee that the Fund’s investments in CMBS will not be adversely affected by such risks.

Investments in CMBS are also subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by the continued volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As noted above, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Fund intends to vigorously analyze and underwrite its CMBS investments from a fundamental real estate perspective, defaults by the underlying borrowers may require a substantial amount of workout negotiations and/or restructurings and may trigger foreclosure actions, which can be lengthy and time-consuming process. There can be no assurance that underwriting practices will yield their desired results, and there can be no assurance that the Fund will be able to effectively achieve its investment objective or that projected returns will be achieved. Furthermore, each investor should be prepared to bear the economic risk of the investment for an indefinite period of time.

In addition to investing in pools or tranches of CMBS, the Fund may in certain circumstances invest in CMBS relating to a single issuer or a handful of issuers, which involves a high degree of concentrated risk with no certainty of any return of capital. These risks may be further pronounced in cases where the CMBS is secured by a relatively small or less diverse pool of underlying loans or real estate assets. Certain geographic regions and/or industries may be more adversely affected from economic pressures when compared to other geographic regions and/or industries. A pool of CMBS backed by commercial mortgage loans with a substantial geographic and/or industry concentration will be more susceptible to the economic environment of such concentrated geographic regions and/or industries, and therefore could incur an increased loss in value.

The Fund may invest in a wide range of mezzanine loans and pools or tranches of CMBS comprised of securities that are subordinated or otherwise junior in an issuer’s capital structure. Investments in subordinated CMBS and real estate-related obligations may be characterized by greater credit risks than those associated with the senior obligations

63

of such issuance or series. Subordinated or junior tranches in an issuer’s capital structure absorb losses from default before other more senior tranches to which such junior tranches are subordinate. Adverse changes in the financial condition of an issuer, general economic conditions, or both may impair the ability of such issuer to make payments on the subordinated securities and result in defaults on such securities more quickly than in the case of the senior obligations of such issuer. In addition, subordinated or junior tranches in an issuer’s capital structure absorb losses from default before other more senior tranches to which such junior tranches are subordinate. As a result, to the extent the Fund invests in subordinate pools or tranches of CMBS, the Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the underlying mortgage loans before, the holders of other more senior tranches of CMBS. In addition, the ability of the Fund to influence an issuer’s affairs is likely to be substantially less than that of senior creditors.

Risks Relating to Investments in RMBS. The Fund expects to invest certain of its assets in RMBS and become holders of RMBS. Holders of RMBS bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans can be securitized and the securities issued in such securitization could be guaranteed or credit enhanced. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the area where the related mortgaged property is located, the borrower’s equity in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan can be a lengthy and difficult process, and often involves significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties could be very limited.

At any one time, a portfolio of RMBS could be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the residential mortgage loans tend to be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations. In addition, the residential mortgage loans could include so-called “Jumbo” mortgage loans, having original principal balances that are higher than is generally the case for residential mortgage loans. As a result, such portfolio of RMBS could experience increased losses.

Each underlying residential mortgage loan in an issue of RMBS could have a balloon payment due on its maturity date. Balloon residential mortgage loans involve a greater risk to a lender than self-amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including the strength of the residential real estate markets, tax laws, the financial situation and operating history of the underlying property, interest rates and general economic conditions. If the borrower is unable to make such balloon payment, the related issue of RMBS could experience losses.

Prepayments on the underlying residential mortgage loans in an issue of RMBS will be influenced by the prepayment provisions of the related mortgage notes and will also be affected by a variety of economic, geographic and other factors, including the difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing interest rates fall significantly below the interest rates on the related residential mortgage loans, the rate of prepayment on the underlying residential mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgages, the rate of prepayment would be expected to decrease. Prepayments could reduce the yield received on the related issue of RMBS.

Residential mortgage loans in an issue of RMBS can be subject to various federal and state laws, public policies and principles of equity that protect consumers, which among other things can regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and regulate debt collection practices. Violation of certain provisions of these laws, public policies and principles can limit the servicer’s ability to collect all or part of the principal of or interest on a

64

residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, and/or subject the servicer to damages and sanctions. Any such violation could result also in cash flow delays and losses on the related issue of RMBS.

RMBS sometimes have structural characteristics that distinguish them from other ABS. The rate of interest payable on RMBS could be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves. As a result of this cap, the return to investors is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater impact on the yield to investors. Federal and state law can also affect the return to investors by capping the interest rates payable by certain mortgagors. In addition, certain RMBS could provide for the payment of only interest for a stated period of time.

In addition, structural and legal risks of RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of RMBS.

It is not expected that RMBS will be guaranteed or insured by any governmental agency or instrumentality or by any other person, although the Fund will be permitted to invest in direct obligations of, or obligations that are fully guaranteed as to principal and interest by, the United States or certain instrumentalities thereof. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

Structured Products. The Fund may invest in structured products, including pools of mortgages, loans and other real estate-related interests. These investments may include debt securities issued by a private investment fund that invests, on a leveraged basis, in bank loans, high-yield debt or other asset groups, as well as certificates issued by a structured investment vehicle that holds pools of commercial mortgage loans, as well as synthetic mortgage-backed securities (“MBS”) in the form of credit default swaps (e.g., CMBX). MBS may include swaps for which the reference obligation is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Fund’s investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged. Utilization of leverage is a speculative investment technique and will generally magnify the opportunities for gain and risk of loss borne by an investor in the subordinated debt securities issued by a structured product. Many structured products contain covenants designed to protect the providers of debt financing to such structured products. A failure to satisfy those covenants could result in the untimely liquidation of the structured product and a complete loss of the Fund’s investment therein. In addition, if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis.

The performance of a particular structured product will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

The risks associated with structured products involve the risk of loss of principal due to market movement. In addition, investments in structured products can be illiquid in nature, with no readily available secondary market. Because they are linked to their underlying markets or instruments, investments in structured products generally are subject to all of the risks associated with an investment in those underlying markets or instruments and subject to greater volatility than an investment directly in the underlying market or instrument. These risks include the possibility of a default by, or bankruptcy of, the issuers of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the issuer of such asset or nullified under applicable law. Any such structured products may include one or more underlying issuers that are portfolio companies of one or more of Other Oaktree Funds, which may give rise

65

to certain conflicts of interest. (See also “Potential Conflicts of Interest” below). Total return on a structured product is derived by linking the return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund will potentially invest might involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund could invest in a class or tranche of structured products that is either subordinated or unsubordinated to the right of payment of another class or tranche. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products.

Certain issuers of structured products could be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investments in these structured products could be limited by the restrictions contained in the Investment Company Act. Structured products are typically sold in private placement transactions, and there is no guarantee that there will be an active trading market for structured products.

Collateralized Loan Obligations. The Fund may invest in pools and/or tranches of Collateralized Loan Obligation (“CLO”) products (including “equity” or residual tranches) and other securitizations, which are generally limited recourse obligations of the issuer payable solely from the underlying assets of the issuer or proceeds thereof. Consequently, holders of equity or other securities issued by these issuers must rely solely on distributions on its underlying assets or proceeds thereof for payment in respect thereof. CLOs may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The underlying assets of issuers of CLOs may include, without limitation, broadly-syndicated leverage loans, middle-market bank loans, collateralized debt obligation (“CDO”) debt tranches, trust preferred securities, insurance surplus notes, asset-backed securities, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. The aggregate return on CLO equity securities will depend in part upon the ability of each investment manager to actively manage the related portfolio of the assets of such issuers of CLOs.

The Fund’s investment strategy with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or through a CLO) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” prices. Purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired or realized at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of Oaktree. In addition, there can be no assurance that current market conditions may not deteriorate, which could have a materially adverse effect on the assets of the Fund. Actual or perceived trends in real estate or debt markets do not guarantee, predict or forecast future events, which may differ significantly from those implied by such trends.

Investments in Real Estate Debt; Structural Considerations. The Fund may invest in a variety of real estate-related debt investments. In addition to the risks of borrower default (including loss of principal and nonpayment of interest) and the risks associated with real property investments, the Fund will be subject to a variety of risks in connection with such debt investments, including the risks of illiquidity, lack of control, mismanagement or decline in value of collateral, contested foreclosures, bankruptcy of the debtor, claims for lender liability, violations of usury laws and the imposition of common law or statutory restrictions on the Fund’s exercise of contractual remedies for defaults of such investments.

The debt securities and instruments in which the Fund is permitted to invest include secured or unsecured debt at various levels of an issuer’s capital structure. As part of the Fund’s investment strategy, the Fund can invest in a range of mezzanine, junior tranches of debt securities in an issuer’s capital structure and pools or tranches of CMBS comprised of securities that are subordinated or otherwise junior in an issuer’s capital structure. To the extent the Fund invests in unsecured or relatively junior debt securities in an issuer’s capital structure, such investments may be subordinated to substantial amounts of senior indebtedness. Investments in subordinated debt securities involve greater credit risk of default than the more senior classes of such issuance or series. Subordinated or junior tranches in an issuer’s capital structure absorb losses from default before other more senior tranches to which such junior tranches are subordinate. As a result, to the extent the Fund invests in such debt, the Fund would potentially receive payments

66

or interest distributions after, and must bear the effects of losses or defaults on the underlying mortgage loans before, the holders of other more senior tranches of debt.

In addition, the ability of the Fund to influence an issuer’s affairs is likely to be substantially less than that of senior creditors. Mezzanine and B-note loans are typically subject to intercreditor arrangements, the provisions of which may prohibit or restrict the ability of the holder of a mezzanine or B-note loan to (i) exercise remedies against the collateral with respect to their loans, (ii) challenge any exercise of remedies against the collateral by the first-lien lenders with respect to their first liens, (iii) challenge the enforceability or priority of the first liens on the collateral, and (iv) exercise certain other secured creditor rights, both before and during a bankruptcy of the borrower. Accordingly, the ability of the Fund to influence an obligor’s affairs, especially during periods of financial distress or following an insolvency, is likely to be substantially less than that of a senior creditor. For example, under terms of intercreditor agreements, senior creditors will typically be able to restrict the exercise by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all.

Further, unlike mortgage financings in which a lender makes a loan to a property owner in exchange for a security interest in the underlying real property, real estate mezzanine financing is generally made to a direct or indirect parent of the property owner in exchange for a direct or indirect pledge of the equity interest in the property owner. The parent of the property owner is commonly set up as a single purpose entity intended to be a “bankruptcy remote” entity which owns only the equity interest in the property owner. In such a circumstance, the Fund’s remedies in the event of non-performance would include foreclosure on the equity interests pledged by the parent of such property. While the foreclosure process on such equity interests is generally faster and less cumbersome than foreclosure on real property, such foreclosure process may nevertheless involve the risks discussed in the preceding paragraph. Furthermore, such mezzanine financing may involve multiple levels of mezzanine loans to multiple levels of mezzanine borrowers (each pledging its equity interest in the borrower under the more senior financing as collateral), and therefore the Fund’s investments may be negatively affected by separate levels of mezzanine financing. There can also be no guarantee that in such circumstances the Fund will be able to negotiate favorable intercreditor rights between itself as mezzanine lender and the senior lenders. In order to realize on its collateral, a mezzanine lender may need to repay the mezzanine borrower’s indebtedness to more senior lenders to which the assets of such borrower or its subsidiaries are pledged. In addition, in the event of a foreclosure, a mezzanine lender risks becoming the equity owner of a company or other legal entity with substantial liabilities which could exceed the value of its assets.

The debt securities and instruments in which the Fund may invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency. Debt investments are also subject to other creditor risks, including (a) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (b) so-called lender liability claims by the issuer of the obligations and (c) environmental liabilities that may arise with respect to collateral securing the obligations. The Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected and thereby limiting the amount of income earned by the Fund from such investments. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity securities received by the Fund may become worthless.

Mortgage and Mezzanine Investments. The Fund may originate, participate in and/or acquire real estate loans that are non-recourse to the borrower. Mortgage investments have special inherent risks relative to collateral value. To the extent the Fund makes or acquires subordinated or “mezzanine” debt investments, the Fund does not anticipate having absolute control over the underlying collateral as the Fund will be dependent upon third-party borrowers and agents and will have rights that are subordinate to those of senior lenders. In certain circumstances, the Fund’s loans may not be secured by a mortgage, but instead by partnership interests or other collateral that may provide weaker rights than a mortgage. In any case, in the event of default, the Fund’s source of repayment will be limited to the value of the collateral and may be subordinate to other lienholders. The collateral value of the property may be less than the outstanding amount of the Fund’s investment. In cases in which the Fund’s collateral consists of partnership or similar interests, the Fund’s rights and level of security may be less than if it held a mortgage loan. Returns on an investment of this type depend on the borrower’s ability to make required payments and, in the event of default, the ability of the loan’s servicer to foreclose and liquidate the mortgage loan.

67

Loan Investment Activities. The Fund is expected to invest in debt or equity financing. If the Fund engages in such activities, the Fund will be subject to applicable laws in each jurisdiction in which such activities take place. Such laws are frequently highly complex and may include licensing requirements. The licensing processes can be lengthy and can be expected to subject a loan investor to increased regulatory oversight. In some instances the process for obtaining a required license or exception certificate may require disclosure to regulators or to the public of information about the Fund, its direct or indirect investors, its loans, its business activities, its management or controlling persons or other matters. Such disclosures may provide competitors with information that allows them to benefit at the expense of the Fund, which could have a material adverse effect on the Fund. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Fund, Oaktree or affiliates of the foregoing to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund.

The market for investing in debt at initial issuance and equity financing is highly competitive, and the Fund may be unable to compete effectively with other market participants for such opportunities. The Fund may compete for opportunities with public and private investment funds, commercial and investment banks and commercial finance companies. In general, the corporate, non-mortgage debt and equity origination markets present relatively low barriers to entry, and significant competition is likely.

Many current and potential competitors in the debt and equity origination business are much larger than the Fund’s expected size and, accordingly, have far greater financial, technical, marketing and other resources. The Fund will be subject to various elements of competition, including interest rates and financing costs; origination standards; convenience; customer service; the size, term and seniority of financing arrangements; and marketing and distribution channels. Price pressure from competitors may cause the Fund to lower the interest rates that it charges borrowers, which consequently may lower the value of the Fund’s loans. Further, if competitors adopt less stringent loan investment standards in order to maintain their loan investment volume, the Fund may elect to do so as well. If the Fund adopts less stringent loan investment standards, the Fund will bear increased risk for each loan invested in under such less stringent standards, which may not be compensated by an increase in price. Alternatively, the Fund may determine not to adopt less stringent standards in this competitive environment, which decision may result in a loss of market share. Increased pressure on pricing and loan investment opportunities likely would reduce the volume and quality of the Fund’s loan investment activity and materially adversely affect the Fund. In particular, from time to time there may be influxes of capital directed at lending to smaller borrowers, which may result in a tendency by the highest quality borrowers to borrow from sources other than the Fund such that the Fund’s loan investment opportunities and its eventual portfolio include a disproportionate number of lower quality borrowers or issuers, exacerbating some of the risks outlined here.

Some competitors may have higher risk tolerances or different risk assessments than the Fund, thereby allowing such competitors to achieve a broad diversification of investments and to establish more relationships than the Fund. Some competitors may have a lower cost of funds and access to more stable funding sources that are not available to the Fund. These competitive pressures could have a material adverse effect on the Fund.

68

When it invests in a loan at initial issuance, the Fund expects to rely significantly upon representations made by the borrower. There can be no assurance that such representations are accurate or complete, or that any due diligence would identify any misrepresentation or omission. Any misrepresentation or omission by a borrower may adversely affect the valuation of the collateral underlying the loan, or may adversely affect the ability of the Fund to perfect or foreclose on a lien on the collateral securing the loan, or may result in liability of the Fund to a subsequent purchaser of the loan.

Additionally, under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Risks of Loans and Other Debt Instruments. The Fund’s investment program may include investments in significant amounts of loans or other debt instruments (which may include mortgages and loans secured by real estate) and participations in loans by way of syndication or otherwise. These obligations are subject to unique risks, including (a) the possible invalidation of investment transactions as fraudulent conveyances or preferential payments under relevant creditors’ rights and bankruptcy laws or the subordination of claims under so-called “equitable subordination” common law principles, (b) so-called lender liability claims by the issuer of the obligations, (c) environmental liabilities that may arise with respect to collateral securing the obligations and (d) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or other debt instrument, the Portfolio Manager(s) compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks, absent certain conduct by the Adviser, Oaktree, their respective affiliates and certain other individuals, will be borne by the Fund. In addition, the settlement process for the purchase of bank loans can take significantly longer than the timeframes established by the Loan Syndications & Trading Association and comparable non-U.S. bodies. The longer a trade is outstanding between the counterparties, the greater the risk of additional operational and settlement issues and the potential for the Fund’s counterparty to fail to perform.

If the Fund purchases a participation, the Fund will not have established any direct contractual relationship with the borrower. The Fund will be required to rely on the lender or the participant that sold the participation not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due to the Fund under the participation. The Fund will thus be subject to the credit risk of both the borrower and the selling lender or participant. Because it may be necessary to assert through the selling lender or participant such rights as may exist against the borrower, in the event the borrower fails to pay principal and interest when due, such assertion of rights against the borrower may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights against the borrower directly.

Non-Performing Loans and Foreclosure Proceedings. Debt investments (including real estate loans) by the Fund may be at the time of their acquisition, or may become after origination, participation or acquisition, non-performing for a wide variety of reasons, many of which are outside the control of the Adviser, the Fund or their affiliates. Non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loans. To the extent that the Fund purchases partial interests in non-performing loans, the Fund may not have control over the workout process or the management of the real estate assets after such a workout.

The Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased or originated by the Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. In some states, foreclosure actions can take up to several years or more to conclude. At any time during the foreclosure proceedings, the borrower may file for bankruptcy, staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.

Prepayment Rates. Early repayment of loans originated or acquired by the Fund may adversely affect the value of the Fund’s investment portfolio. Prepayment on the Fund’s investments, where contractually permitted, will be

69

influenced by changes in the performance of underlying real estate assets and a variety of economic, geographic and other factors beyond the Fund’s control. The Fund is permitted to invest in loans and other assets secured or, in the case of certain assets (including mezzanine loans and preferred equity), supported by transitional real estate assets. Significant improvement in the performance of such assets may result in prepayments as other, less expensive or restrictive financing alternatives become available to the borrower. Consequently, prepayment rates cannot be predicted with certainty, and no strategy can completely insulate the Fund from increases in such rates. Furthermore, the Fund is permitted to acquire debt at a discount or premium, and the Fund’s anticipated yield on such assets would be impacted if such debt is prepaid more quickly than anticipated. Under certain prepayment scenarios, the Fund may fail to recoup fully the cost of its investment. While the Fund may be entitled to fees upon prepayment, such fees may not adequately compensate the Fund as the functional equivalent of a “make whole” payment. Furthermore, the Fund may not be able to structure future investments to impose a make whole obligation upon a borrower in the case of an early prepayment.

Underlying Default Risks. To the extent underlying default rates with respect to the debt securities or instruments in which the Fund invests occur or otherwise increase, the performance of the Fund’s investments may be adversely affected and the risk of loss and foreclosure would be expected to increase. The rate of defaults and losses on real estate-related debt instruments will be affected by a number of factors, including global, regional and local economic conditions in the area where the underlying properties are located, the commercial real estate market in general, the borrower’s equity and the financial circumstances of the borrower. A decline in the global or U.S. real estate markets (or any particular sub-market thereof) may result in higher delinquencies, defaults or foreclosures as borrowers may not be able to repay or refinance their outstanding debt obligations when due for a variety of reasons, which may adversely affect the performance of the Fund’s investments and give rise to potential conflicts of interest.

Unsecured Loans and Collateral Impairment. In the event of a default by a borrower, the Fund might not receive payments to which it is entitled and thereby could experience a decline in the value of its investments in the borrower. If the Fund invests in debt that is not secured by collateral, in the event of such default, the Fund will have only an unsecured claim against the borrower. In the case of second lien loans that are secured by collateral, while Oaktree generally expects the value of the collateral to be greater than the value of such secured second lien loans, the value of the collateral may actually be equal to or less than the value of such second lien loans or may decline below the outstanding amount of such second lien loans subsequent to the Fund’s investment. The ability of the Fund to have access to the collateral may be limited by bankruptcy and other insolvency laws. Under certain circumstances, the collateral may be released with the consent of the lenders or pursuant to the terms of the underlying loan agreement with the borrower. There is no assurance that the liquidation of the collateral securing a loan would occur in a timely fashion or would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive full payment on a secured loan investment to which it is entitled and thereby may experience a decline in the value of, or a loss on, the investment.

Nature of Loan Priority and Security. The Fund’s assets may include loans that are secured by a fixed or floating lien on some or substantially all of a borrower’s assets. Although secured loans are generally senior in priority, there are many factors that may impact the security, placement and priority of secured loans in the overall capital structure of the borrower.

Unsecured creditors may, in certain cases, have priority over the claims of secured creditors. Additionally, the Fund’s investments in secured loans may be unperfected for a variety of reasons, including the failure to make required filings or renew required filings prior to expiration thereof and, as a result, the Fund may not have priority over other creditors as anticipated. To the extent that the Fund’s debt investments are only secured by specific assets, the Fund’s claim will not have priority over the claims of unsecured creditors on the borrower’s other assets. Furthermore, in the event of non-payment of interest or principal of a loan, or other default resulting in an exercise of lender rights, there is no guarantee that the collateral can be readily liquidated or that the liquidation of such collateral would satisfy all of the borrower’s obligations under the loan documents.

The Fund may not hold all or even a majority of a secured credit facility. Loan documentation typically requires a majority consent or, in certain cases, unanimous approval for certain actions in respect of the loans, including waivers, amendments or the exercise of remedies. Further, in a bankruptcy, voting to accept or reject the terms of a restructuring of a credit pursuant to a chapter 11 plan of reorganization is done on a class basis. As a result of the voting systems in place both before and during a bankruptcy, the Fund may not have the ability to control decisions

70

in respect of certain amendment, waiver, consent, asset sale, debt incurrence, lien release, exercise of remedies, subordination of payment or lien priority, restructuring or reorganization of debts owed to the Fund.

Many secured credit loan documents contain accordion and other provisions allowing the borrower to increase borrowing capacity under such credit facilities and/or incur additional debt outside of such credit facilities, which could dilute the value of the collateral securing such borrowing and increase the risk that the Fund’s loans would be undersecured. The loan documents may also allow the borrower to sell or otherwise transfer assets outside of the collateral package (and cause the release of liens thereon), which could result in reduction of enterprise value of the borrower and/or increase the risk that the Fund’s loans would be undersecured.

In certain cases, the borrower and a majority (or other requisite subset of lenders) may also agree to amend the loan documents to permit certain actions that may be adverse to the interests of the Fund, in each case, without the Fund’s consent. These actions may include, without limitation, (i) the sale or other transfer of material assets outside of the collateral package securing the Fund’s loans, (ii) the release of liens on such material assets, (iii) an increase to debt incurrence capacity, (iv) the incurrence of superpriority debt, or (v) the subordination of payment and/or lien priority of any existing loans, including the Fund’s loans. Furthermore, in the event of a filing by an issuer under chapter 11 of the Bankruptcy Code, the borrower is authorized to obtain additional financing by granting creditors a superpriority lien on its assets, senior even to liens that were first in priority prior to the filing, as long as the borrower provides “adequate protection” (as determined by the presiding bankruptcy judge) that may consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor (the foregoing and other similar actions, collectively, the “Specified Actions”). The transfer of material assets outside of the collateral package, incurrence of additional indebtedness, subordination of payment and/or lien priority on the Fund’s collateral, both before or in a bankruptcy would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund’s recovery on its debt investments.

In other circumstances, the Fund may lead and/or participate in the subset of lenders taking one or more Specified Actions, which may adversely affect the priority of liens and claims held by the non-participating lenders or claimholders, adversely affect the recovery of their investments, or otherwise have an adverse effect on their interests or claims. The Fund may be subject to litigation in connection with its participation in Specified Actions. The outcome of such proceedings may materially adversely affect the value of the Fund and may continue without resolution for long periods of time. Any litigation may consume substantial amounts of the Adviser’s time and attention, and that time and allocation of resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation.

Non-North American Investments. Certain non-North American investments involve risks and special considerations not typically associated with U.S. and other North American investments. Such risks include (a) the risk of nationalization or expropriation of assets or confiscatory taxation, (b) social, economic and political uncertainty, including war and revolution, (c) dependence on exports and the corresponding importance of international trade, (d) differences between U.S. and non-U.S. markets, including price fluctuations, market volatility, less liquidity and smaller capitalization of securities markets, (e) currency exchange rate fluctuations, (f) rates of inflation, (g) controls on, and changes in controls on, non-U.S. investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars, (h) governmental involvement in and control over the economies, (i) governmental decisions to discontinue support of economic reform programs generally and impose centrally planned economies, (j) differences in auditing and financial reporting standards that may result in the unavailability of material information about issuers, (k) less extensive regulation of the securities markets, (l) longer settlement periods for securities transactions, (m) less developed corporate laws regarding fiduciary duties and the protection of investors, (n) less reliable judicial systems to enforce contracts and applicable law, (o) certain considerations regarding the maintenance of the Fund’s portfolio securities and cash with non-U.S. sub-custodians and securities depositories, (p) the possible imposition of non-U.S. taxes on income and gains recognized, or gross proceeds received, with respect to such non-U.S. investments, (q) restrictions and prohibitions on ownership of property by non-U.S. entities and changes in laws relating thereto, (r) additional administrative burdens as a result of local legal requirements and (s) crime, corruption, terrorism, political unrest and war. The Fund may be adversely affected by the foregoing events, or by future adverse developments in global or regional economic conditions or in the financial or credit markets.

Investments in Emerging Markets. While such investments will not be the focus of the Fund, the Fund may potentially make investments in emerging markets, which would involve additional risks and special considerations

71

not typically associated with investing in more established economies or markets. In addition to the considerations set forth above in “Non-North American Investments,” in emerging markets, there may be less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers and issuers than in other more established countries. Whatever supervision is in place may be subject to manipulation or control. While some emerging market countries have mature legal systems comparable to those of more developed countries, many do not, including in relation to bankruptcy laws, and such systems may be subject to corruption. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments that could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary application or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund could also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts.

In addition, emerging market economies have been and may continue to be adversely affected by economic conditions in the developed countries with which they trade. The interrelatedness of the global economy, particularly with respect to emerging market countries, has deepened in recent decades, with the effect that economic difficulties in one country often spread throughout a region. The Fund could potentially not be capable of, or successful at, effectively managing the risks presented by such developments and therefore may be unable to preserve the value of its assets or generate positive investment returns. In addition, the economies of individual emerging market countries may differ favorably or unfavorably from those of developed countries in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest rates and general levels of economic activity may affect the value and number of investments made by the Fund or considered for prospective investment.

Restrictions on Non-U.S. Investments and Repatriation. Non-U.S. investment in the securities of issuers in certain nations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude non-U.S. investment in issuers in such nations and increase the costs and expenses of the Fund. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by non-U.S. investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on, or altogether change its restrictions on, non-U.S. capital remittances abroad. In response to sovereign debt or currency crises, for example, certain governments have enacted legislation that imposes restrictions on the inflow and outflow of non-U.S. currency into and from the country. These restrictions may adversely affect the ability of the Fund to source investments or repatriate investment proceeds. Repatriation of capital was particularly a problem during the sovereign debt and currency crises of the 1990s and continues to be a problem today in certain countries. Even where capital controls do not prohibit remittances abroad, the repatriation of proceeds from investment dispositions may require the procurement of a substantial number of regulatory consents, certificates and approvals, including licenses for the Fund and clearance certificates from tax or monetary authorities. Obtaining such approvals or licenses may be difficult, expensive and time-consuming and may depend on political or other factors outside the Fund’s control. Finally, repatriation of income from and investments in entities that are organized or domiciled in non-U.S. countries may be affected adversely by local withholding and other non-U.S. tax requirements. The foregoing requirements and restrictions may adversely affect the ability of the Fund to source investments or repatriate investment proceeds, and there can be no assurance that the Fund will be permitted to repatriate capital or profits, if any, from the non-U.S. jurisdictions in which it invests.

Below Investment Grade (High-Yield or “Junk Bond”) Securities. Selection and supervision of high-yield securities, by the Adviser, involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Adviser’s analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

72

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and, consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund’s ability to achieve its investment objective may depend to a greater extent on the Adviser’s own credit analysis than investment companies which invest in investment grade securities. The Fund may continue to hold securities that are downgraded after the Fund purchases them and will sell such securities only if, in the Adviser’s judgment, it is advantageous to sell such securities. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in investment grade fixed income securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High-yield securities are regarded as being predominantly speculative as to the issuer’s ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of high-yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high-yield market. If an issuer of high-yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high-yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. The high-yield securities in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

High-yield securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high-yield securities than on investment grade fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund’s net asset value.

Like investment grade fixed income securities, high-yield securities are generally purchased and sold through dealers who make a market in such securities for their own accounts. There are fewer dealers, however, in the high-yield market, and thus the market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for high-yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Fund may experience difficulty acquiring appropriate high-yield securities for investment.

Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high-yield market and may cause the prices the Fund receives for its high-yield securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Fund. If a call were to be exercised by an issuer during a period of declining interest rates, the Fund would likely have to replace such called securities

73

with lower yielding securities, thereby decreasing the net investment income to the Fund and dividends to Shareholders.

The high-yield securities in which the Fund invests may include credit-linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high-yield securities. Structured notes and other related instruments are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, and by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upward or downward (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Structured instruments may be less liquid than other fixed income securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended.

The Fund may receive warrants or other non-income producing equity securities in connection with its investments in high-yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security or upon the restructuring or bankruptcy of investments owned by the Fund.

Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

74

Bank Loan Risk. Bank loans (including senior loans) are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

To the extent the Fund invests in senior loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. Senior loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale because, among other reasons, they may not be listed on any exchange, or a secondary market for such loans may not exist or if a secondary market exists, it may be comparatively illiquid relative to markets for other more liquid fixed income securities. As a result, in some cases, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Furthermore, restrictions on transfers in loan agreements, a lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at what the Adviser believes to be a fair price for such security. These factors may result in the Fund being unable to realize full value for the senior loans and/or may result in the Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the Fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions. Senior loans may not be securities and therefore an investor in senior loans may not receive the protection of the federal securities laws.

The Fund may also invest in second-lien loans, which entail risks including (a) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery of the collateral and (b) the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder. In certain cases, therefore, no recovery may be available from a defaulted second-lien loan. The level of risk associated with investments in second-lien loans increases to the extent such investments are loans of distressed or below investment grade companies.

Covenant-Lite Loans. The Fund may invest in, or obtain exposure to, loans that may be “covenant-lite.” The Fund uses the term “covenant-lite” to refer generally to loans that do not have financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition or operating results. Accordingly, when the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Currency and Market Risks. Oaktree anticipates that a portion of the Fund’s investments could be made in countries other than the United States and, consequently, the Fund is expected to make certain investments denominated in currencies other than the U.S. dollar. Changes in the rates of exchange between the U.S. dollar and other currencies will have an effect, which could be adverse, on the performance of the Fund, amounts available for distribution by the Fund and the value of investments distributed by the Fund. Additionally, a particular non-U.S. country may impose exchange controls, devalue its currency or take other measures relating to its currency which

75

could adversely affect the Fund. Finally, the Fund will incur costs in connection with conversions between various currencies.

The Fund will not be obligated to hedge currency risks. Oaktree may not be able to put a hedge in place on commercially reasonable terms given the credit terms offered by the Fund’s counterparties or the volatility of the currency. There can be no guarantee that instruments suitable for hedging market shifts will be available at the time when the Fund wishes to use them or that any hedge would reduce applicable risks. More specifically, if the Fund hedges currency risk, it does not expect that the full risk of currency fluctuations can be eliminated due to the complexity of the investment characteristics of the Fund’s investment portfolio and limitations in the non-U.S. currency market. The Fund will conduct its non-U.S. currency exchange transactions in anticipation of funding investment commitments or receiving proceeds upon dispositions. In addition, to hedge against adverse stock market shifts, the Fund may purchase put and call options on stocks and write covered call options on stocks.

Non-U.S. Exchange Transactions. The Fund may engage in off-exchange non-U.S. currency trading. Such trading is not conducted in the interbank market. The funds that the Fund uses for off-exchange non-U.S. currency trading will not receive the same protections as funds used to margin or guarantee exchange traded futures and option contracts. If the Fund deposits such funds with a counterparty and that counterparty becomes insolvent, the Fund’s claim for amounts deposited or profits earned on transactions with the counterparty may not be treated as a commodity customer claim for purposes of Subchapter IV of Chapter 7 of the Bankruptcy Code and the regulations thereunder. The Fund may be a general creditor and its claim may be paid, along with the claims of other general creditors, from any funds still available after priority claims are paid. Even funds that the counterparty keeps separate from its own funds may not be safe from the claims of priority and other general creditors.

Weather and Climate Risks. Global climate change is widely considered to be a significant threat to the global economy. Real estate and similar assets in particular may face risks associated with climate change, including risks related to the impact of climate-related legislation and regulation (both domestically and internationally), risks related to climate-related business trends, and risks stemming from the physical impacts of climate change, such as the increasing frequency or severity of extreme weather events and rising sea levels and temperatures.

Additionally, the Paris Agreement and other regulatory and voluntary initiatives launched by international, federal, state, and regional policymakers and regulatory authorities as well as private actors seeking to reduce greenhouse gas (“GHG”) emissions may expose real estate and similar assets (and their service providers) to so-called “transition risks” in addition to physical risks, such as: (i) political and policy risks (e.g., changing regulatory incentives and legal requirements, including with respect to GHG emissions, that could result in increased costs or changes in business operations), (ii) regulatory and litigation risks (e.g., changing legal requirements that could result in increased permitting, tax and compliance costs, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief related to impacts related to climate change), (iii) technology and market risks (e.g., declining market for assets, products and services seen as GHG intensive or less effective than alternatives in reducing GHG emissions); and (iv) reputational risks (e.g., risks tied to changing investor, customer or community perceptions of an asset’s relative contribution to GHG emissions). Furthermore, climate change may cause more extreme weather conditions and increased volatility in seasonal temperatures. Extreme weather conditions can interfere with operations and increase operating costs, and damage resulting from extreme weather may not be fully insured. Further, certain energy companies and assets are particularly sensitive to weather and climate conditions, which could impact customer demand for the portfolio companies in which the Fund invests. There can be no assurance that weather and climate patterns will remain constant or be predictable. Oaktree cannot rule out the possibility that climate risks, including changes in weather and climate patterns, could result in unanticipated delays or expenses and, under certain circumstances, could prevent completion of investment activities or the effective management of real estate and similar assets once undertaken, any of which could have a material adverse effect on an investment or the Fund.

Environmental Risks. The Fund may face significant environmental liability in connection with its investments.

When compared to the United States, the historical lack or inadequacy of environmental regulation in certain non-U.S. countries has led to widespread pollution of air, ground and water resources. The legislative framework for environmental liability in these countries has not been fully established or implemented. The extent of the responsibility, if any, for the costs of abating environmental hazards may be unclear when the Fund is considering an

76

investment. The Fund may engage the services of qualified environmental consultants as necessary to assess the environmental condition of property which may be or is an investment. Nevertheless, the Fund or a company in which the Fund invests may be considered an owner or operator of properties on or in which asbestos or other hazardous or toxic substances exist and, therefore, potentially liable for removal or remediation costs, as well as certain other related costs, including governmental fines and costs of injuries to persons and property. These costs can be substantially in excess of the value of the property. The presence of environmental contamination, pollutants or other hazardous or toxic substances on or emanating from a property (whether known at the time of acquisition or not) could also result in personal injury (and associated liability) to persons on or in the vicinity of the property and persons removing such materials, future or continuing property damage (which may adversely affect property value) or claims by third parties, including as a result of exposure to or damage from such materials through the spread of contaminants.

Environmental laws, regulations and regulatory initiatives play a significant role in the energy and utility industries and can have a substantial impact on investments in this industry. For example, global initiatives to minimize pollution have played a major role in the increase in demand for gas and alternative energy sources, creating numerous new investment opportunities. Conversely, required expenditures for environmental compliance have adversely impacted investment returns in a number of segments of the industry. The energy and utility industries will continue to face considerable oversight from environmental regulatory authorities. The Fund may invest in portfolio companies that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements. There can be no guarantee that all costs and risks regarding compliance with environmental laws and regulations can be identified. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on portfolio companies or potential investments. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or to people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures. Moreover, failure to comply with any such requirements could have a material adverse effect on a portfolio company, and there can be no assurance that portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements. Past practices or future operations of portfolio companies could also result in material personal injury or property damage claims, which could have an adverse effect on the performance of the Fund.

No or Limited Availability of Insurance against Certain Catastrophic Losses. Certain losses of a catastrophic nature, such as wars, earthquakes, typhoons, terrorist attacks or other similar events, may be either uninsurable or insurable at such high rates that to maintain such coverage would cause an adverse impact on the related investments. In general, losses related to terrorism are becoming harder and more expensive to insure against. Some insurers are excluding terrorism coverage from their all-risk policies. In some cases, the insurers are offering significantly limited coverage against terrorist acts for additional premiums, which can greatly increase the total cost of casualty insurance for a property. As a result, all investments may not be insured against terrorism. If a major uninsured loss occurs, the Fund could lose both invested capital in and anticipated profits from the affected investments.

Risks in Effecting Operating Improvements. In some cases, the success of the Fund’s investment strategy will depend, in part, on the ability of Oaktree to provide institutional management experience and financial insights to portfolio company management, restructure, and effect improvements in the operations of a portfolio company. The activity of identifying and implementing restructuring programs (and operating improvements at portfolio companies) entails a high degree of uncertainty. There can be no assurance that the Fund will be able to successfully identify and implement such restructuring programs and improvements or that such insights and experience will be utilized and implemented by portfolio companies and, even if implemented, that they will result in operating improvements.

Derivatives Generally. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will

77

engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Shareholders.

While not anticipated to be a meaningful aspect of the Fund’s investment strategy, the Fund may invest in over-the-counter (“OTC”) derivative instruments from time to time. While Oaktree expects the Fund to invest in OTC contracts on a bilateral basis with banks or other dealers, the Fund may invest in certain derivatives that are traded on swap execution facilities (“SEFs”), security-based swap execution facilities or other similar multi-lateral trading platforms. Certain of such derivatives may be cleared through central counterparties, either pursuant to regulatory requirement or on a voluntary basis.

Investing in derivative instruments, particularly uncleared OTC derivatives, presents various risks, including market, counterparty, operational and liquidity risks. The prices of derivative instruments, including swaps, forwards and options, may be highly volatile. The value of derivatives also depends upon the price of the underlying security or other asset or index. Typically, investing in a derivative instrument requires the deposit or payment of an initial amount much smaller than the notional exposure amount from such derivative instrument. Therefore, if the relevant cash market moves against the Fund, the Fund may suffer a larger loss than it would have by directly investing in the underlying security or other asset or index. Uncleared OTC derivatives are also subject to the default and credit risk of the counterparty if they are not cleared through central counterparties. Centrally cleared derivatives may be subject to the credit risk of the central counterparty and the relevant futures commission merchant or other clearing broker. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are traded on an uncleared basis and not on an exchange. Such OTC derivatives are also typically not subject to the same type of investor protections or governmental regulation as futures and other exchange-traded instruments. In addition, compared with such exchange-traded instruments, the market for uncleared OTC derivatives is less liquid. Although uncleared OTC derivative instruments are designed to be tailored to meet particular financing and other needs and, therefore, typically provide more flexibility than exchange-traded products, the risk of illiquidity is also greater as these instruments can generally be closed out only by negotiation with the counterparty. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss.

As noted above, the Dodd-Frank Act and regulations promulgated thereunder introduced uniform requirements in respect of OTC derivatives transactions, including the requirement to execute certain of such derivatives on U.S. swap execution facilities or security-based swap execution facilities and clear and settle certain of such derivatives through U.S. or non-U.S. central counterparties (each, a “CCP,” and collectively, “CCPs”). At present, many interest rate derivatives and index credit derivatives are subject to this clearing mandate, although other classes of derivatives may be required to be cleared in the future. Additional regulatory requirements relevant to uncleared OTC derivatives include requirements for appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These requirements include the exchange of margin and, where initial margin is required to be exchanged, its segregation by the parties, including by the Fund. The impact of the Dodd-Frank Act on the Fund may include an increase in the overall costs of entering into and maintaining OTC derivative contracts. Prospective investors should be aware that the regulatory changes arising from the Dodd-Frank Act and other similar laws and regulations may in due course adversely affect the Fund’s ability to adhere to its derivatives/hedging policies and achieve its objective.

It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. In such case, the Fund may lose money.

Risks Relating to Cleared Derivatives. The risks arising from non-cleared derivatives transactions differ materially from those entailed in transactions that are cleared through CCPs such as U.S.-registered derivatives clearing organizations. The CFTC requires that certain interest rate swaps and index credit default swaps be cleared through a CCP (unless an exception or exemption applies), and the CFTC may expand the types of swaps subject to mandatory clearing to include certain foreign currency and commodity swaps. While the SEC has adopted rules establishing a framework for determining which security-based swaps will be subject to mandatory clearing, no such clearing determination has been issued.

78

While the Fund’s use of derivatives will predominantly be limited to foreign exchange swaps (which are not currently subject to mandatory clearing), in the event the Fund enters into any swaps that are subject to mandatory clearing, it may be required to clear such swaps at a CCP through an FCM acting as clearing broker. The Fund will have to post initial margins to CCPs through FCMs or broker-dealers (in the U.S.) or other clearing brokers (outside the U.S.), and for swaps cleared at CCPs that are U.S.-registered derivatives clearing organizations, such initial margins will be held by such CCP and futures commission merchants (“FCM”) in segregated accounts. Furthermore, the CFTC rules implement the so-called “legally segregated, operationally commingled” (“LSOC”) model for the segregation of swap clearing customer collateral on a customer-by-customer basis, which is intended to protect each customer from the default of other customers of the FCM. Such segregation, however, will not protect clearing customers like the Fund from any operational or fraud risk of a CCP or FCM with respect to the initial margin posted to the CCP or FCM. In addition, the initial margins posted to a non-US CCP through a non-US clearing broker may not be segregated from the property of such CCP and/or clearing broker. The SEC has no final rules for the treatment and protection of customer property, including initial margins, held by CCPs and broker-dealers.

In addition, in the event the Fund enters into certain swaps that are subject to mandatory clearing, it may be required to execute such swaps on a registered designated contract market or SEF. The CFTC currently requires that certain interest rate swaps and index credit default swaps be executed on a SEF, and SEFs may self-certify additional types of interest rate and index credit default swaps as subject to this requirement. The SEC has not yet adopted registration rules for security-based SEFs or a mandatory trade execution requirement for security-based swaps. In addition, certain foreign jurisdictions may impose clearing and trade execution requirements that could apply to the Fund’s transactions with non-U.S. entities. While the Fund will benefit from reduced counterparty credit and operations risk and pricing transparency resulting from these requirements, it will incur additional costs in trading these swaps. While the Fund will attempt to execute, clear and settle these swaps through entities Oaktree believes to be sound, there can be no assurance that a failure by such an entity will not cause a loss to the Fund.

Swaps Generally. While the Fund’s use of derivatives will largely be limited to hedging certain foreign currency exposures, the Fund may enter into certain other types of swaps, including total return swaps, rate of return swaps, credit default swaps (including index-related credit default swaps), interest rate swaps and credit-linked securities. Swap transactions may be used for a variety of purposes, including to hedge or mitigate risk and to incur leverage or express an investment thesis synthetically.

Swaps transactions, like other financial transactions, involve a variety of significant risks. The specific risks presented by a particular swap transaction necessarily depend upon the terms of the transaction and the Fund’s circumstances. In general, however, all swaps transactions involve some combination of market risk, credit risk, counterparty credit risk, funding risk, liquidity risk and operational risk. Highly customized swaps transactions in particular may increase liquidity risk. Highly leveraged transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying asset or related market factor. In evaluating the risks and contractual obligations associated with a particular swap transaction, it is important to consider that a swap transaction generally may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund to modify, terminate or offset the Fund’s obligations under a swap or the Fund’s exposure to the risks associated with a swap prior to its scheduled termination date.

Total Return Swaps and Credit Default Swaps.

Total Return Swaps. While rare, it is possible that under certain circumstances the Adviser and Oaktree may seek to invest some of the assets of the Fund by entering into one or more total return swaps, the returns from which are based on the performance of a portfolio of such assets selected by the Adviser and Oaktree (the “Reference Assets”), with bank or broker-dealer counterparties. The Fund may invest in the Reference Assets through total return swaps on a leveraged basis. Returns to the Fund under a total return swap are related to the performance of the underlying Reference Assets of such swap. Similarly, the value of any total return swap depends largely upon changes in market value of the Reference Asset(s). The terms of individual total return swaps will differ by total return swap counterparty and may change from time to time. The Fund may be required to post collateral in respect of the total return swap. Depending on the terms of a particular swap, the Fund may also be permitted or required to add (or receive return of) collateral from time to time based on changes in the market value of the Reference Asset. In certain circumstances,

79

including if the Fund does not have sufficient assets or is unable to provide the requisite amount of collateral, the total return swap counterparty may terminate the total return swap in whole or in part.

Credit Default Swaps. Similarly, in certain circumstances, the Adviser and Oaktree may also seek to invest and/or hedge through one or more credit default swaps. Credit default swaps are transactions pursuant to which one party transfers the credit risk of a given asset, portfolio of assets or index to another party. The Fund may purchase or sell credit default swaps. Where the Fund purchases credit default swaps, it is expressing a short position in the relevant credit (e.g., in order to hedge). Where the Fund sells credit default swaps, it is expressing a long position in the relevant credit. Returns to the Fund under a credit default swap are related therefore to the performance of the underlying credit and the instruments it issues. Similarly, the value of any credit default swap depends largely upon changes in the perceived creditworthiness of the relevant credit. The terms of individual credit default swaps will differ by credit default swap counterparty and may change from time to time. The Fund may be required to post collateral in respect of the credit default swaps. Depending on the terms of a particular swap, the Fund may also be permitted or required to add (or receive return of) collateral from time to time based on changes in the perceived creditworthiness of the relevant credit. In certain circumstances, including if the Fund does not have sufficient assets or is unable to provide the requisite amount of collateral, the credit default swap counterparty may terminate the credit default swaps in whole or in part. Credit default swaps on single assets, portfolios and credits are not yet required to be centrally cleared but may be optionally cleared. As noted herein, certain index credit default swaps are subject to mandatory central clearing.

Liquidity Risk. Credit default swaps and total return swaps may also expose the Fund to liquidity risk. The Fund may not be able to convince its counterparty to consent to an early termination of a credit default swap or total return swap, or the Fund may not be able to enter into an off-setting transaction to effectively unwind a credit default swap or total return swap. OTC credit default swaps and total return swaps generally are not assignable except by agreement between the parties concerned, and the counterparty typically has no obligation to permit such assignments. Even if the counterparty of the Fund agrees to early terminate a credit default swap or total return swap at any time, doing so may subject the Fund to certain early termination charges.

Counterparty Credit Risk. Typically, the markets in which the Fund may effect credit default swaps and total return swaps are uncleared OTC markets. Accordingly, the Fund takes credit risk with regard to the swap counterparties with whom it will trade and will also bear the risk of settlement default by such swap counterparties. These risks may differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” may be accentuated by the fact that the Fund may concentrate its transactions with a single or small group of counterparties. In addition, in the case of a default, the Fund could become subject to adverse market movements while replacement transactions are executed. The Fund is not restricted from dealing with any particular total return swap counterparty or credit default swap counterparty or from concentrating any or all of its transactions with one counterparty. Although certain of the swap counterparties may be entities that are rated by recognized rating agencies, the Fund has no formal internal credit function that evaluates the creditworthiness of its swap counterparties. The ability of the Fund to transact with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. In situations where the Fund places assets in the care of a custodian or is required to post margin or other collateral with a counterparty, the custodian or counterparty may fail to segregate such assets or collateral, or may commingle such assets or collateral with the relevant custodian’s or counterparty’s own assets or collateral. As a result, in the event of the bankruptcy or insolvency of any custodian or counterparty, the Fund’s assets and collateral may be subject to the conflicting claims of the creditors of the relevant custodian or counterparty, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of such custodian or counterparty, rather than as the owner of such assets or collateral. (See “Counterparty, Settlement and Local Intermediary Risk” above.)

Credit-Linked Securities. Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The

80

Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security. Credit-linked securities are also subject to credit risk of the corporate or other credits underlying the instrument. If one of the underlying credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the corresponding face value of the defaulted security.

The market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the transaction to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

Debt Securities. Investments in debt instruments entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that certain market factors will cause the value of the instrument to decline). A default on a loan or a sudden and extreme increase in prevailing interest rates may cause a decline in a portfolio holding such investments.

Fixed income securities may be subject to redemption at the option of the issuer. If a fixed income security is called for redemption, the holder may be required to permit the issuer to redeem the security, which could have an adverse effect on the holder’s ability to achieve its investment objectives.

Floating rate instruments such as bank loans pay interest based on SOFR, EURIBOR or other similar reference rates. As a result, a significant decline in SOFR, EURIBOR or other similar reference rates could negatively impact the expected return on such loans. While loans with SOFR or EURIBOR interest rates are available at lower prices (ignoring those with EURIBOR floors), there can be no guarantee that such prices will offset losses in current income. Although the prices of floating rate instruments may be less sensitive to interest rate changes than the prices of fixed-rate obligations, interest rates on bank loans only reset periodically and may not perfectly correlate with prevailing interest rates, potentially subjecting floating-rate loans to the same fluctuations as fixed-rate obligations during the period in which their interest rates are fixed.

Hedging Transactions. The Adviser may, but is not required to, engage in currency or interest rate hedging or other hedging strategies in order to manage risk and return trade-offs. While these transactions may reduce certain risks, the transactions themselves entail certain other risks, including counterparty credit risk. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of those positions decline, but instead establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions value. These types of hedging transactions also limit the opportunity for gain if the value of the portfolio position increases. Moreover, it may not be possible to hedge against currency exchange rate, interest rate or public security price fluctuations at a price sufficient to provide protection from the decline in the value of the portfolio position. Certain hedges may be traded uncleared on the OTC market, and certain hedges may be centrally cleared.

Options and Warrants. The Fund may receive or purchase options on securities as part of an investment or may purchase options to hedge securities or other positions obtained in the course of its investment activities. In addition, the Fund may purchase or sell options on securities, indices, foreign currencies, interest rates or other reference assets or rates. The successful use of options depends principally on the price movements of the underlying securities, indices or other reference assets or rates. Investing in options can result in a greater potential for profit or loss than investing in the underlying assets. The value of an option may change because of a change in the value of the underlying assets, the passage of time, changes in the market’s perception as to the future price behavior of the underlying assets or rates, or any combination of the foregoing.

The successful use of options and warrants depends principally on the price movements of the underlying securities. In addition, when the Fund purchases an option or warrant, it runs the risk that it will lose its entire investment in a relatively short period of time if the option or warrant turns out to be worthless at the time of its exercise. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at any acceptable price. In the event of the bankruptcy of a broker through which the Fund engages in transactions in

81

options or warrants, the Fund could experience delays or losses in liquidating open positions purchased or sold through the broker. Option transactions may be executed on a cleared or uncleared basis.

In the case of the purchase of an option, the risk of loss of an option buyer’s entire investment in the option (i.e., the premium paid and transaction charges) reflects the nature of an option as a wasting asset that may become worthless at its expiration. Where an option is written (or sold) uncovered, the option seller may be liable to pay substantial additional margin, and the risk of loss is theoretically unlimited, as the option seller will be obligated to deliver, or take delivery of, an asset at a predetermined price, which may, upon the exercise of the option, be significantly different from its market value at the time the option was initially written (or sold).

The Fund may also trade options contracts. Transactions on markets located outside the United States, including markets formally linked to a U.S. market, may be subject to regulations that offer different or diminished protection to the Fund and its investors. Further, U.S. regulatory authorities may be unable to compel the enforcement of the rules of regulatory authorities or markets in non-U.S. jurisdictions where transactions for the Fund may be effected.

Risks Relating to Futures. The Fund may transact in futures contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures contracts are subject to many of the risks generally applicable to derivatives transactions, including leverage risks, liquidity risks and volatility risks. (See “—Derivatives Generally” above.) Where futures contracts are used to track a specific asset or index, risks can arise due to an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market, even if such closing transaction is an important part of the Fund’s futures strategy. In addition to any position limits that may otherwise apply, exchanges can limit the number of positions that can be held or controlled by the Fund, thus limiting the ability to implement the Fund’s strategies that may rely on the use of futures contracts. Unlike cleared OTC derivatives, the CFTC’s “LSOC” model of FCM customer asset protection does not apply to futures contracts. This increases the Fund’s potential exposure to the default risk of other customers of an FCM used by the Fund. (See “—Risks Relating to Cleared Derivatives” above.)

Forward Contracts. Forward contracts, unlike futures contracts, are generally not traded on exchanges and are generally not standardized (with the exception of certain interest rate forwards, which are subject to mandatory central clearing in certain jurisdictions). Banks and dealers generally act as principals in these markets, negotiating each transaction on an individual basis. Cash-settled forward contracts are regulated by the CFTC and banking agencies as “swaps,” but many physically-settled forward contracts are less regulated; there is no limitation on daily price movements and speculative position limits are generally not applicable. The principals who deal in the forward markets are not required to continue to enter into forward transactions. There have been periods during which certain participants in these markets have refused to quote prices for certain commodities or currencies transactions, or they have quoted prices with an unusually wide spread between the price at which they were prepared to take opposite positions in forward transactions. Disruptions can occur in forward markets due to unusually high trading volume, political intervention, or other factors. Market illiquidity or disruption could result in significant losses to the Fund.

Central Counterparty and Other Institutional Risk. Certain derivatives which the Fund enter into may be executed on U.S. SEFs or security-based swap execution facilities, and may be cleared and settled through U.S. or non-U.S. CCPs. Although the Fund will attempt to execute, clear and settle the transactions through entities that Oaktree believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund. In addition, the Fund will clear swaps through FCMs, broker-dealers or other swap clearing brokers in non-U.S. jurisdictions. The Fund will have to post initial margins to CCPs through FCMs, broker-dealers or other clearing brokers. While there are certain CFTC rules to protect initial margin posted to CCPs through FCMs for swaps entered into by the Fund (such as LSOC) such rules however, will not protect a clearing customer like the Fund from any operational or fraud risk of a CCP or FCM with respect to the initial margin posted to the CCP or FCM. In addition, the initial margin posted to a non-U.S. CCP through a non-U.S. clearing broker may not be segregated from the property of such CCP and/or clearing broker.

When-Issued; When, As and If Issued; and Delayed Delivery of Securities and Forward Commitments. Securities purchased or sold by the Fund on a when-issued, “when, as and if issued,” delayed delivery or forward commitment basis are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the

82

settlement date. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. In the case of “when, as and if issued” securities, the Fund could lose an investment opportunity if the securities are not issued. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued, “when, as and if issued,” delayed delivery or forward commitment basis may increase the volatility of the Fund’s assets.

Repurchase and Reverse Repurchase Agreements. The Fund may enter into repurchase and reverse repurchase agreements. Repurchase agreements are a type of financing arrangement in which the borrower sells (rather than pledges) assets to a lender with the right to repurchase those assets at a higher, negotiated price on a later date. These agreements can be entered into by the Fund to generate yield or obtain leverage.

When the Fund enters into a repurchase agreement, it will purchase an asset and concurrently agree to resell such asset (or an equivalent asset) at a date in the future at a price roughly equal to the original purchase price plus a negotiated interest rate. When the Fund enters into a reverse repurchase agreement, it will sell an asset and concurrently agree to repurchase such asset (or an equivalent asset) at a date in the future at a price roughly equal to the original purchase price plus a negotiated interest rate. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement may adversely affect the Fund’s returns.

The lender (i.e., buyer) in a repurchase transaction typically buys the assets being financed at a significant discount to market value as protection against adverse price movements. The size of the discount varies based on the particular assets being sold in the repurchase transaction, with less liquid assets generally requiring a greater discount. The borrower (i.e., seller) in a repurchase transaction is typically required to post margin to the extent the market value of the assets declines in order to maintain the loan-to-market value ratio established at the time the assets were sold to the lender. If the borrower misses a margin call, the lender can terminate the repurchase transaction and sell the assets to repay the loan and any accrued interest. The borrower may be required to fund a margin call on the same day it receives notice of the margin obligation from the lender, creating a risk of default unless the borrower either maintains sufficient cash on hand or has other funding sources (such as a subscription line) that can be accessed on short notice. The amount of a margin call may be calculated by the lender based on the lender’s own valuation of the financed assets, which could differ materially from actual market values. The Fund may have no means of disputing a lender’s valuation in the event that Oaktree disagrees with such valuation.

If the Fund enters into a reverse repurchase transaction and cannot satisfy a margin call, it may lose its right to buy back the financed assets, which could adversely affect the Fund’s ability to achieve its investment objectives and the return on invested capital. The Fund could miss a margin call even if it has sufficient assets to satisfy its margin obligation due to the timing of the margin call or the illiquidity of its other assets. A lender under a repurchase agreement may have the right to sell any foreclosed assets for a price lower than what Oaktree believes to be such securities’ fair market value, including in a sale by the lender to itself or to an affiliate. The Fund may not have a contractual right to dispute such a sale price. In addition, a repurchase lender may have recourse to other Fund assets to the extent that the proceeds from a sale of financed assets are insufficient to cover the Fund’s obligations to the lender.

High Yield and Preferred Securities and Distressed Debt. The Fund may invest in “high yield” bonds, preferred securities and distressed debt that are rated in the lower rating categories by the various credit rating agencies or comparable non-rated securities. Securities in the lower-rated categories and comparable non-rated securities are subject to greater risk of loss of principal and interest than higher-rated and comparable non-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such issuers typically are highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, securities of financially troubled or operationally troubled issuers are more likely to go into default than securities of other issuers. Because investors generally perceive that there are greater risks associated with the lower-rated and comparable non-rated securities, the yields and prices of such securities may be more volatile than those for higher-rated and comparable non-rated securities. The market for lower-rated and comparable non-rated securities is thinner, often less liquid and less active

83

than that for higher-rated or comparable non-rated securities, and the market prices of such securities are subject to erratic and abrupt movements. The spread between bid and asked prices for such securities may be greater than normally expected. Such factors can adversely affect the prices at which these securities can be sold and may even make it difficult to sell such securities.

Investment in the securities of financially troubled issuers and operationally troubled issuers involves a high degree of credit and market risk. These financial difficulties may never be overcome and may cause issuers to become subject to bankruptcy proceedings. (See “—Nature of Bankruptcy Proceedings” below.)

Short Sales. The Fund may engage in short sale transactions for hedging purposes. Short sales can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. A short sale of a security involves the risk of a theoretically unlimited loss from a theoretically unlimited increase in the market price of the security that could result in an inability to cover the short position. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase. Short sales may be executed in many ways, including without limitation through derivative instruments, repurchase/reverse repurchase agreements and securities lending arrangements.

Subordinated Loans. The Fund may acquire and/or invest in subordinated loans (as part of a unitranche loan or otherwise). If a borrower defaults on a subordinated loan or on debt senior to the Fund’s loan, or in the event of the bankruptcy of a borrower, the loan held by the Fund will be satisfied only after the senior loans are repaid in full. Under the terms of typical subordination agreements, senior creditors may be able to block the acceleration of the subordinated debt or the exercise by holders of subordinated debt of other rights they may have as creditors. Accordingly, the Fund may not be able to take the steps necessary or sufficient to protect its investments in a timely manner or at all. In addition, subordinated loans may not always be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency. If a borrower declares bankruptcy, the Fund may not have full or any recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. Further the Adviser’s ability to amend the terms of the Fund’s loans, assign its loans, accept prepayments, exercise its remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings may be limited by intercreditor arrangements if debt senior to the Fund’s loan exists. The level of risk associated with investments in subordinated loans increases if such investments are loans of distressed or below investment grade issuers.

Banking Requirements. Certain federal and local banking and other regulatory bodies or agencies inside or outside the United States may require the Fund and/or the Adviser to obtain licenses or similar authorizations to engage in various types of lending activities, including investment in senior loans. Such licenses or authorizations may take a significant amount of time to obtain, and may require the disclosure of confidential information regarding the Fund, an investor in the Fund or their respective affiliates, including financial information and/or information regarding officers and directors of such investor, and the Fund may or may not be willing or able to comply with these requirements. In addition, there can be no assurance that any such licenses or authorizations would be granted or, if so, would not impose restrictions on the Fund. Alternatively, the Adviser may be able to structure potential investments of the Fund in a manner which would not require such licenses and authorizations, but which would be inefficient or otherwise disadvantageous for the Fund and/or the borrower. The inability of the Fund or the Adviser to obtain such licenses or authorizations, or the structuring of an investment in an inefficient or otherwise disadvantageous manner, could adversely affect the Adviser’s ability to implement the strategy for the Fund and the Fund’s results.

Bridge Financings. The Fund may provide bridge financing on a short-term, unsecured basis in connection with one or more of its equity investments. The Fund will bear the risk of any changes in capital markets, which may adversely affect the ability of a portfolio company to refinance any bridge investments. If the portfolio company were unable to complete a refinancing, the Fund could have a long-term investment in a junior security or that junior security might be converted to equity.

Control Person Liability; Indemnification. In certain circumstances, including if the Fund invests in a different part of the capital structure as Other Oaktree Funds, the holdings of the Fund may be aggregated with those of such Other Oaktree Funds, which collectively may be deemed to give these funds and accounts controlling interests in or the ability to significantly influence a portfolio company. The exercise of control of, or significant influence over, a portfolio company may impose additional risks of liability for environmental damage, product defects, failure to

84

supervise management, violation of governmental regulations (including securities laws) or other types of liability in which the limited liability generally characteristic of business ownership may be ignored. In addition, a greater level of involvement by Oaktree in a portfolio company may subject the Fund to a greater risk of litigation by third parties. If these liabilities were to arise, the Fund might suffer a significant loss.

Nature of Bankruptcy Proceedings. The Fund may make investments that could require substantial workout negotiations or restructuring in the event of a default or bankruptcy. There are a number of significant risks when investing in companies involved in bankruptcy proceedings, including the following: First, many events in a bankruptcy are the product of contested matters and adversary proceedings that are beyond the control of the creditors. Second, a bankruptcy filing may have adverse and permanent effects on a company. For instance, the company may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court, and until it ultimately becomes effective. Fourth, certain claims, such as claims for taxes, wages, employee and worker pensions and certain trade claims, may have priority by law over the claims of certain creditors. Fifth, the administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors. Sixth, creditors can lose their ranking and priority in a variety of circumstances, including if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. Seventh, the Fund may seek representation on creditors’ committees and as a member of a creditors’ committee it may owe certain obligations generally to all creditors similarly situated that the committee represents and it may be subject to various trading or confidentiality restrictions. If the Adviser concludes that the Fund’s membership on a creditors’ committee entails obligations or restrictions that conflict with the duties it owes to Shareholders, or that otherwise outweigh the advantages of such membership, the Fund will not seek membership in, or will resign from, that committee. Because the Fund will indemnify the Adviser, Oaktree, any portfolio principal or any other person serving on a committee on behalf of the Fund for claims arising from breaches of those obligations, indemnification payments could adversely affect the return on the Fund’s investment in an asset or company undergoing a reorganization.

There is a possibility that the Fund may incur substantial or total losses on its investments and, in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments to the Fund and distributions to the Shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, bankruptcy laws may delay the ability of the Fund to realize on collateral for loan positions held by it or may adversely affect the priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the “cramdown” provisions of the bankruptcy laws. In addition, the bankruptcy laws and regimes of certain jurisdictions outside the United States may be untested, subject to manipulation or change and not provide a proven venue to resolve a company’s bankruptcy estate.

Failure of Servicers to Effectively Service Loans. The failure of servicers to effectively service the loans and/or pools thereof in which the Fund has an investment would materially and adversely affect the Fund. Most loans and securitizations thereof require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. The servicer quality is of significant importance in the management of mortgage loans (or pools thereof) and default issues related thereto. In the case of pools of securitized loans, servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest payments may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan.

Risks Related to Rating Agencies. The Fund may invest in debt securities that have been rated by nationally recognized rating organizations. In general, the ratings of these organizations represent the opinions of such agencies as to the quality of investments that they rate. Such ratings are relative and subjective and are not statements of fact;

85

they are not absolute standards of quality and do not evaluate the market value risk of the investments that are rated. Therefore, there can be no assurance that any such rating will accurately quantify risk. Such agencies may change their method of valuation of, and the ratings of, securities held by the Fund at any time. The sale price of mortgage-backed securities is highly correlated with the rating such mortgage-backed securities receive from the rating agencies. If an existing investment of the Fund is downgraded, the value of such investment may be adversely affected which in turn may adversely affect the returns to Shareholders.

Expedited Transactions. Investment analyses and decisions by Oaktree may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to Oaktree at the time of making an investment decision may be limited, and Oaktree may not have access to detailed information regarding the underlying asset, such as, with respect to underlying real estate assets, the physical and structural condition and characteristics, environmental matters, zoning regulations, or other local conditions affecting such underlying real estate-related asset. Therefore, no assurance can be given that Oaktree will have knowledge of all circumstances that may adversely affect an investment. In addition, Oaktree expects to rely upon certain independent consultants in connection with its evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants, and the Fund may incur liability as a result of such consultants’ actions.

Lack of Liquidity in Investments. The Fund may invest in companies whose securities are not publicly traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. In fact, all of the Fund’s assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for the Fund to sell these investments when desired. In addition, if the Fund is required to liquidate all or a portion of the Fund’s portfolio quickly, the Fund may realize significantly less than the value at which the Fund had previously recorded these investments and suffer losses. The Fund’s investments may be subject to contractual or legal restrictions on resale or may otherwise be illiquid because there is usually no established trading market for such investments. In addition, the Fund may also face restrictions on its ability to liquidate investments if the Adviser or any of its affiliates have material nonpublic information regarding the portfolio company.

The Fund may purchase securities eligible for resale under Rule 144A under the Securities Act. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities held by the Fund become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason the Fund is required to liquidate all or a portion of a portfolio quickly, such portfolio may realize significantly less than the fair value at which it previously recorded these investments. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale. The market prices, if any, for such illiquid investments tend to be volatile and may not be readily ascertainable and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of the Fund attributable to such investment may not necessarily reflect the prices that would actually be obtained by the Fund when such investments are realized. If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Fund will suffer a loss. Moreover, securities in which the Fund may invest include those that are not listed on a stock exchange or traded in an over-the-counter market. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. The size of the Fund’s position may magnify the effect of a decrease in market liquidity for such instruments. Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which the Fund enters into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect the Fund’s portfolio.

Difficulty of Bringing Suit or Foreclosure in Non-U.S. Countries. Because the effectiveness of the judicial systems in the countries in which the Fund may invest varies, the Fund (or any portfolio company) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or

86

other countries. Further, to the extent the Fund or a portfolio company may obtain a judgment but is required to seek its enforcement in the courts of one of the countries in which the Fund invests, there can be no assurance that such courts will enforce such judgment. The laws of many nations often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization and creditors’ rights.

Third Party Litigation; Indemnification Obligations; Absence of Recourse. The Fund’s investment activities subject it to the risks of becoming involved in litigation by third parties. This risk is somewhat greater where the Fund exercises control of, or significant influence in, a company’s direction. In connection therewith, the Fund will be required to indemnify the Adviser and its affiliates, and each of their respective members, officers, directors, employees, shareholders, partners, and certain other persons who serve at the request of the Adviser or its affiliates on behalf of the Fund for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the Shareholders. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent certain conduct by the Adviser or Oaktree, be payable from the assets of the Fund. It should also be noted that the Adviser may, but shall not be required to, purchase insurance for the Fund, the Adviser and their affiliates, employees, agents and representatives. Additionally, the investment advisory agreement, to the extent permitted by law, will limit the circumstances under which the Adviser can be held liable to the Fund. As a result, Shareholders may have a more limited right of action in certain cases than they would in the absence of this provision.

Obligation of Good Faith to the Borrower. A number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors. The Fund may be subject to potential allegations of lender liability. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable or fraudulent conduct. Such claims may be brought even if the Fund acquired the loan on a secondary basis.

Future Investment Techniques and Instruments. The Fund may employ investment techniques and invest in other instruments that the Adviser believes will help achieve the Fund’s investment objective, whether or not such investment techniques or instruments are specifically described herein. Consistent with its investment objective, the Fund may invest in financial instruments of any and all types, which exist now or are hereafter created. Such investments may entail risks not described herein, any of which may adversely affect the Fund.

Risks Relating to Conflicts of Interest

Potential Conflicts of Interest. The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Adviser or its affiliates achieve profits. The Adviser has informed the Fund’s Board of Directors that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Adviser and its affiliates in a fair and equitable manner.

Business Activities of Portfolio Companies of Other Oaktree Funds. Portfolio companies of Other Oaktree Funds have engaged in, or may in the future engage in, a broad range of business activities and may invest in, or

87

transact with, companies whose operations may be substantially similar to and/or competitive with the portfolio companies in which the Fund has invested or may invest. The performance and operation of such other businesses and investments could conflict with and adversely affect the performance and operation of portfolio companies of the Fund, and may adversely affect the prices and availability of business opportunities or transactions available to such portfolio companies and the Fund.

In addition, the activities of portfolio companies of Other Oaktree Funds may have an effect on the existing investments of and/or investment opportunities available to the Fund. For example, any such investment could result in antitrust complexities for the Fund, or any such investment in a particular industry could limit the ability of the Fund to pursue other opportunities within the same or related industries. Furthermore, the activities of such portfolio companies of Other Oaktree Funds may subject the Fund and/or its portfolio companies and/or issuers to laws, rules and/or regulations of U.S., European and/or any other jurisdictions, in each case, that would not otherwise be applicable to the Fund or its portfolio companies or issuers. Compliance with such laws, rules and regulations may place material burdens and/or limitations on, and may give rise to material costs borne by, the Fund and/or its portfolio companies and/or issuers (including payment of back-taxes and penalties and compliance with additional reporting obligations), any or all of which may have a material adverse effect on the activities and operations of the Fund.

Possibility of Differing Returns. The Fund and Other Oaktree Funds have the potential to make investments at different times and/or on different terms or exit any of such investments at different times and/or on different terms compared to such investment made on behalf of the Fund. In addition, the Fund likely will not invest through the same investment vehicles, have the same access to credit or employ the same hedging or investment strategies as such Other Oaktree Funds. This likely will result in differences in price, investment terms, leverage and associated costs between the Fund and any Other Oaktree Funds. Therefore, the Fund may realize different investment returns than such Other Oaktree Funds, with respect to any investment made alongside some or all of such entities. Oaktree shall have sole discretion in determining what investments the Fund will be offered to pursue. As a result, there is no guarantee that the Fund will be offered the opportunity to invest in any particular investments or type of investments alongside any Other Oaktree Funds. The terms, conditions and the time of investment and disposition of investments held by the Fund may be materially different from those of any such Other Oaktree Funds.

Existing Relationships. Oaktree has long-term relationships with a significant number of companies and their respective senior management. Oaktree also has relationships with numerous investors, including institutional investors and their senior management. The existence and development of these relationships has the potential to influence whether or not the Adviser undertakes a particular investment on behalf of the Fund and, if so, the form and level of such investment. Similarly, the Adviser may take the existence and development of such relationships into consideration in its management of the Fund and its investments. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the management or realization of particular investments that the Adviser will not employ on behalf of the Fund in light of these relationships.

Execution with Broker-Dealers and Financing Sources. Conflicts of interest will potentially exist with respect to the Adviser’s selection of brokers, dealers and transaction agents and counterparties (collectively “Broker-Dealers”) and financing sources for the execution of transactions by the Fund. When engaging the services of Broker-Dealers and financing sources, the Adviser may, subject to best execution, take into consideration a variety of factors, including, to the extent applicable, the ability to achieve prompt and reliable execution, competitive pricing, transaction costs, operational efficiency with which transactions are effected, access to deal flow and precedent transactions, and the financial stability and reputation of the particular Broker-Dealer, as well as other factors that the Adviser deems appropriate to consider under the circumstances. Broker-Dealers and financing sources may provide other services that are beneficial to the Adviser, Oaktree and their affiliates, but that are not necessarily beneficial to the Fund, including capital introductions, other marketing assistance, client and personnel referrals, consulting services, and research-related services. These other services and items may influence the Adviser’s selection of Broker-Dealers and financing sources.

Tax-Related Risks

Tax Matters. There can be no assurance that the structure of the Fund or any of its investments will be tax efficient for any particular Shareholder or that any particular tax result will be achieved. The tax position of the Shareholders in the Fund may differ according to the Shareholder’s particular financial and tax situations.

88

Shareholders may have additional tax liabilities in their country of citizenship or residence or may be entitled to additional tax relief in that country. This could have the effect of increasing or decreasing the post-tax return on their investment in the Fund. In particular, the risk of the Shareholders being subject to tax inefficiencies, including (but not limited to) taxation under controlled foreign corporation rules in their jurisdiction, dividend withholding or other taxation that may arise if certain requirements are not met, or tax timing disadvantages as a result of their participation in the Fund may occur and will depend on the individual tax circumstances of each Shareholder.

The countries in which the Fund may invest impose taxes on certain types of income, such as dividends, interest and in some instances capital gains. Although such taxes may be subject to reduction to the extent that Shareholders are entitled to the benefits of an income tax treaty between their home jurisdiction and the other jurisdictions in which the Fund invests, there can be no assurance that treaty benefits will be available in any particular case, as this will be dependent on the terms of the treaty and the timely provision of certifications and other documentation. Furthermore, even if Shareholders are entitled to treaty benefits, withholding taxes may still be deducted by the payers of income, with a material time delay before refunds of such withholding taxes can be obtained from the relevant taxing authority. In addition, changes in the tax laws or tax treaties (or their interpretation) of the countries in which the Fund invests may severely and adversely affect the Fund’s ability to efficiently realize income or capital gains and may subject the Fund or the Shareholders to tax and return filing obligations in such countries.

Changes in U.S. Federal Income Tax Law. All statements contained in this Memorandum concerning the U.S. federal income tax (or other tax) consequences of an investment in the Fund are based on existing law and interpretations thereof. Significant U.S. federal tax reform legislation was enacted in 2017 that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2019 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. Moreover, the Inflation Reduction Act of 2022, among other things, introduced a 15% book minimum tax on larger corporations, a 1% excise tax on stock buybacks and increased investment in the IRS to aid in the enforcement of tax laws. The impact of all such legislation, as well as federal tax legislation proposed but not yet enacted, on us, our shareholders and entities in which we may invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund. In addition, no assurance can be given that the currently anticipated tax treatment of an investment in the Fund, or of investments made by the Fund, will not be modified by legislative, judicial or administrative changes, possibly with retroactive effect, to the detriment of the Shareholders.

While some of these changes may be beneficial, others could negatively affect the after-tax returns of the Fund and the Shareholders. Future changes in U.S. tax laws may materially and adversely affect the Fund, the tax treatment of the Fund’s investments or holding structures and/or the Shareholders. For example, the tax treatment of non-U.S. entities and transactions with non-U.S. entities have been the subject of discussion and legislative proposals in the U.S. Congress. Changes in tax law may adversely affect the Fund and its investors or limit the Fund’s ability to execute its investment strategy.

Tax Liability Considerations. The Fund may take positions with respect to certain tax issues that depend on legal and other interpretive conclusions. Should any such positions be successfully challenged by a tax authority, a Shareholder might be found to have a different tax liability for that year than that reported on its income tax return. In addition, an audit of the Fund may result in an audit of the returns of some or all of the Shareholders, which examination could result in adjustments to the tax consequences initially reported by the Fund and affect items not related to a Shareholder’s investment in the Fund. If such adjustments result in an increase in taxable income for any year, the Fund or one or more of the Shareholders may also be liable for interest and penalties with respect to the amount of underpayment. The legal and accounting costs incurred in connection with any audit of the Fund’s tax return will be borne by the Fund. The cost of any audit of a Shareholder’s tax return will be borne solely by the Shareholder.

Risks Associated With Status as a Regulated Investment Company. The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the Shares if the Fund is leveraged and fails to satisfy the 1940 Act’s asset coverage requirements

89

could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements. Qualification also requires the Fund to diversify its investments in the manner prescribed by the RIC rules. Satisfying such diversification requirements may limit or otherwise adversely affect the implementation and execution of the Fund’s investment strategy.

Taxation in Non-U.S. Jurisdictions. If the Fund makes investments in a jurisdiction outside the United States, the Fund may be subject to income or other tax in that jurisdiction. Additionally, withholding taxes or branch profits taxes may be imposed on earnings of the Fund from investments in such jurisdictions including, but not limited to, where payments (for example interest payments) are made to ‘non-cooperative’ or ‘blacklist’ jurisdictions. The Fund and/or any vehicle in which the Fund has a direct or indirect interest may be subject to filing obligations and/or tax, including transfer taxes, in jurisdictions in which any such vehicles are incorporated, organized, controlled, managed, have a permanent establishment (for example, in connection with the activities of Oaktree personnel undertaking investment advisory or management services) or are otherwise located and/or in which investments are made and/or with which investments have a connection. Local tax incurred in non-U.S. jurisdictions by the Fund or vehicles through which it invests also may not be creditable to or deductible by a Shareholder under the tax laws of the jurisdiction where such Shareholder resides.

There are a series of complex tax issues related to an investment in the Fund. Prospective investors are urged to consult their own tax advisers with specific reference to their own situations concerning an investment in the Interests.

The foregoing risks and potential conflicts of interest do not purport to be a complete explanation of all the risks and potential conflicts of interest involved in acquiring Shares. Potential investors are urged to read this entire Memorandum, the accompanying SAI, and the governing documents of the Fund, and consult with their own advisers before making a determination whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risk factors and potential conflicts of interest.

90

Potential Conflicts of Interest

Oaktree and its affiliates manage a number of different investment strategies which present the possibility of overlapping investments, and thus the potential for conflicts of interest. Various accounts managed by Oaktree and its affiliates invest in a broad range of asset classes throughout the corporate capital structure, including loans and debt securities, preferred equity securities and common equity securities. In some cases, Oaktree accounts will hold an interest in one part of a company’s capital structure while one or more other accounts holds an interest in another part of that company’s capital structure. In such cases the interests of each account, including the Fund, may conflict with one another. If any matter arises that Oaktree determines in its good faith judgment constitutes an actual conflict of interest between the Fund and any other Oaktree accounts, Oaktree may take such actions as may be necessary or appropriate to prevent or reduce the conflict. There is no guarantee that any conflicts that arise between the Fund, any Oaktree account, or Oaktree and its affiliates will be resolved in favor of the Fund. Such conflicts could have the effect of benefiting other Oaktree accounts, or Oaktree and its affiliates, and may have an adverse effect on the Fund or its investments.

In the course of providing investment management services, Oaktree and all principals, partners, officers, employees of Oaktree, as well as certain consultants and other external service providers, and its affiliates (collectively, “Oaktree Representatives”), likely will come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including the Fund. In addition, certain accounts have acquired, and may in the future acquire, interests in companies that provide services to one or more other accounts. The payment of fees by accounts to a service provider owned in whole or in part by other accounts may give rise to potential conflicts of interest to the extent Oaktree directed or initiated such transaction. If Oaktree believes such instances may give rise to a conflict of interest, Oaktree will address such conflicts based on the facts and circumstances presented by each situation and attempt to employ measures to ensure that the accounts using the company’s services are charged arm’s-length prices for the services they receive. Such measures may include, where appropriate, having the company’s management control the negotiation of fees with the accounts to which services are provided and/or obtaining a “most favored nations” clause so that the accounts will automatically receive the benefit of the most favorable fees charged by the service provider to similarly situated clients. Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree account holds a significant ownership interest.

Conflicts Relating to Brookfield Asset Management In 2019, Brookfield acquired a majority interest in Oaktree. Oaktree is a wholly owned subsidiary of Brookfield. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. Brookfield and Oaktree have continued to operate their respective investment businesses largely independently, with each remaining under its own brand and led by its own management and investment teams. Brookfield and Oaktree manage their investment team independently of each other pursuant to an information barrier.

Oaktree accounts and their portfolio companies sometimes engage in activities and have business relationships that give rise to conflicts (and potential conflicts) of interest between them, on the one hand, and Brookfield and Brookfield’s clients (together, “Brookfield Accounts”) and their portfolio companies on the other hand. For so long as Brookfield and Oaktree manage their investment teams independently of each other pursuant to an information barrier, Oaktree, Oaktree accounts and their respective portfolio companies generally will not be treated as affiliates of Brookfield, Brookfield Accounts and their portfolio companies, and conflicts (and potential conflicts) considerations, including in connection with allocation of investment opportunities, investment and trading activities, and agreements, transactions and other arrangements entered into with Oaktree, Oaktree accounts and their portfolio companies, generally will be managed in accordance with disclosures set out in the governing documents and independently.

There is (and in the future will continue to be) overlap in investment strategies and investments pursued by Oaktree and Brookfield. Nevertheless, Oaktree generally does not coordinate or consult with Brookfield with respect to investment decisions of Oaktree accounts. While this absence of coordination and consultation, and the information

91

barrier described above, in some respects serves to mitigate conflicts of interests between Oaktree and Brookfield, these same factors also give rise to certain conflicts and risks in connection with Brookfield’s and Oaktree’s investment activities, and make it more difficult to mitigate, ameliorate or avoid such situations. For example, because neither Brookfield nor Oaktree generally coordinate or consult with the other about investment activities and/or decisions made by the other, and neither Brookfield nor Oaktree is subject to any internal approvals over its respective investment activities and decisions by any person who would have knowledge and/or decision-making control of the investment decisions of the other, Brookfield will pursue investment opportunities for Brookfield Accounts which would also be suitable for Oaktree accounts, but which are not made available to such Oaktree accounts. Brookfield Accounts and Oaktree accounts compete, from time to time, for the same investment opportunities. Such competition could, under certain circumstances, adversely impact the purchase price of investments. Brookfield has no obligation to, and generally will not, share investment opportunities that would also be suitable for the Oaktree accounts, and Oaktree and Oaktree accounts have no rights with respect to any such opportunities.

In addition, Brookfield is not restricted from forming or establishing new Brookfield Accounts, such as additional funds or successor funds, which directly compete with Oaktree accounts for investment opportunities. Brookfield Accounts also are not restricted from pursuing investment opportunities based in whole or in part on information, support and knowledge provided directly or indirectly by Oaktree. For example, Oaktree may provide Brookfield, from time to time, with access to marketing-related support, including, for example, introductions to investor relationships and other marketing facilitation activities. Such Brookfield Accounts could compete with or otherwise conduct their affairs without regard to any adverse impact on Oaktree accounts. In addition, Brookfield Accounts are permitted to make investments suitable for Oaktree accounts without the consent of the Oaktree accounts or Oaktree. From time to time, Brookfield Accounts and Oaktree accounts may purchase or sell an investment from or to each other, as well as jointly pursue investments.

In addition, from time to time, Brookfield Accounts hold interests in investments held by Oaktree accounts (or potential Oaktree account investments) and/or subsequently purchase (or sell) an interest in an investment held by Oaktree accounts (or potential Oaktree account investments). In such situations, Brookfield Accounts could benefit from Oaktree accounts’ activities. Conversely, Oaktree accounts could be adversely impacted by Brookfield’s activities. In addition, as a result of different investment objectives, views and/or interests in investments, Brookfield may manage certain Brookfield Accounts’ investments in particular issuers in a way that is different from Oaktree accounts’ investments in the same issuers (including, for example, by investing in different portions of the issuer’s capital structure, short selling securities, voting securities or exercising rights it holds in a different manner and/or buying or selling its interests at different times than the Oaktree accounts), which could adversely impact Oaktree accounts’ interests. Brookfield and its affiliates may take positions, give advice and provide recommendations that are different from, and potentially contrary to, those which are taken by, given or provided to Oaktree accounts, and are expected to hold interests that potentially are adverse to those held by Oaktree accounts. Brookfield has no obligation or duty to make available for the benefit of Oaktree accounts any information regarding its activities, strategies and/or views.

Brookfield and Oaktree are likely to be deemed to be affiliates of each other for purposes of certain laws and regulations, notwithstanding their operational independence and the existence of an information barrier between them, and from time to time Brookfield Accounts and Oaktree accounts will have positions (which in some cases will be significant) in the same issuers. In those cases, Brookfield and Oaktree will frequently need to aggregate their investment holdings, including holdings of Brookfield Accounts and Oaktree accounts, for certain securities law purposes (including trading restrictions under Rule 144 under the Securities Act, reporting obligations under Section 13 of the Securities Exchange Act of 1934, as amended, and reporting and short-swing).

92

Management of the Fund

Directors and Officers

The Fund’s business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad oversight over the Fund’s affairs, including oversight of the duties performed by the Adviser. The Fund’s officers are responsible for the day-to-day operations. Each Director and officer will hold office until his/her successor is duly elected and qualifies or until he/she resigns or is removed in the manner provided by the Fund’s Charter. Unless otherwise indicated, the address of each director and officer is Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281. Additional information regarding the Board and its committees, and officers, is set forth under “Management of the Fund” in the Statement of Additional Information. The Board of Directors consists of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

Adviser

The Adviser is an affiliate of Oaktree Capital Management, L.P., a Delaware limited partnership (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Brookfield Oaktree Holdings, LLC, a Delaware limited liability company (collectively with OCM and the Adviser, “Oaktree”). A number of the senior executives and investment professionals of Oaktree have been investing together for over 38 years and have generated impressive investment performance through multiple market cycles. Oaktree emphasizes an opportunistic, value-oriented approach to investments in distressed debt, corporate debt (including mezzanine finance, direct lending, high yield debt and senior loans), control investing, convertible securities, real estate, listed equities and multi-strategy solutions. As of September 30, 2024, the Adviser had approximately $9.5 billion of assets under management. The Adviser is registered with the SEC as an investment adviser under the Advisers Act.

Oaktree’s primary firm-wide goal is to achieve attractive returns while bearing less than commensurate risk. Oaktree believes that it can achieve this goal by taking advantage of market inefficiencies in which financial markets and their participants fail to accurately value assets or fail to make available to companies the capital that they reasonably require.

The Advisory Agreement

The Fund and the Adviser have entered into the Advisory Agreement, pursuant to which the Adviser is entitled to receive a base Management Fee and an Incentive Fee.

Pursuant to the Advisory Agreement, the Adviser receives an annual Management Fee, payable monthly in arrears by the Fund, in an amount equal to 1.35% of the Fund’s average daily Managed Assets. Managed Assets are defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) and derivatives will be valued at their market value. Pursuant to a Management Fee Waiver Agreement, the Adviser has contractually agreed to waive the Management Fee through at least April 30, 2026.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, and shall be calculated and accrued on a daily basis while being determined and payable in arrears at the end of each fiscal quarter beginning on and after the commencement of the first fiscal quarter following the calendar year end 2024.

Thus, the calculation of the Incentive Fee for each fiscal quarter is as follows:

●	No Incentive Fee shall be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income does not exceed a quarterly return of 1.50% per quarter based on the Shares’ average daily net assets for the applicable quarterly payment period (calculated in accordance with U.S. GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 6.00% annualized; and

93

●	For any fiscal quarter in which Pre-Incentive Fee Net Investment Income (if any) exceeds the Quarterly Return, the Incentive Fee with respect to the Shares shall equal 12.5% of Pre-Incentive Fee Net Investment Income.

“Pre-Incentive Fee Net Investment Income,” with respect to the Shares, is defined as the Shares’ net investment income, which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Fund pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Fund, any other fund expenses, determined in accordance with U.S. GAAP prior to the application of the Incentive Fee.

The following graphic highlights the operation of the Incentive Fee:

Quarterly Incentive Fee

The Shares’ Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the Shares’ average beginning monthly net asset value)

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets per quarter)

0%	1.50% (6.00% annualized)
← 0% →	← 12.5% →

Percentage of Pre-Incentive Fee Net Investment Income
Allocated to Quarterly Incentive Fee

The Incentive Fee is accrued on a daily basis and taken into account for the purpose of determining the Fund’s net asset value. Accordingly, the repurchase price received by a Shareholder whose Shares are repurchased in a repurchase offer will be based on a valuation that will reflect an Incentive Fee accrual, if any. The Incentive Fee presents certain risks that are not present in funds without an Incentive Fee. See “—Incentive Fee Risk” under “Principal Risks of Investing in the Fund.”

The Advisory Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Directors in accordance with the requirements of the 1940 Act.

A discussion regarding the basis of the Board of Directors’ most recent approval of the Advisory Agreement will be included in the Fund’s first report to Shareholders. The basis for subsequent approvals of the Advisory Agreement will be provided in reports to Shareholders for the financial reporting periods in which the Advisory Agreement was acted upon by the Board of Directors.

Portfolio Management

Brendan Beer and Loris Nazarian manage the Fund. Brendan Beer is the lead portfolio manager and Loris Nazarian is an assistant portfolio manager. Messrs. Beer’s and Nazarian’s professional backgrounds are below.

Brendan Beer

Managing Director and Portfolio Manager

Mr. Beer is a managing director and co-portfolio manager for Oaktree’s Structured Credit strategy and portfolio manager for Oaktree’s Asset-Backed Finance platform. He joined Oaktree in 2017, having previously worked at Guggenheim Partners

94

Investment Management, serving as a managing director and co-head of structured credit. At Guggenheim, he managed a team responsible for in excess of $40 billion, which performed credit analysis, trading and risk management across private label RMBS, CMBS, ABS and CLOs, with Mr. Beer specializing in CLOs and Esoteric ABS. Prior thereto, he was a vice president at Citigroup Global Markets, as a secondary CDO trader and in securitized products distribution. Mr. Beer previously spent eight years in the Navy, as a division officer aboard a fast-attack nuclear submarine and as a classroom physics and chemistry instructor. He earned an M.B.A. from the University of Rhode Island, an M.S. in nuclear engineering from the Massachusetts Institute of Technology, and a B.S. in mathematics (honors track) with distinction from the United States Naval Academy.

Loris Nazarian

Managing Director and Assistant Portfolio Manager

Mr. Nazarian is a managing director and assistant portfolio manager for Oaktree’s private assets businesses and is responsible for maintaining client relationships and expanding the current platform, including asset-backed finance. Mr. Nazarian joined the firm in 2024 from Morgan Stanley, where he most recently served as Global Head of Fixed Income Division Capital Introduction, focused on building strategic partnerships around capital raising across private credit, real estate, real assets and private equity. During his cumulative 19-year tenure at Morgan Stanley, additional experience included roles such as Co-Head of CLO New Issue and Head of CLO Structuring in the Credit Complex group. Mr. Nazarian also worked at Guggenheim Partners in merchant banking and at Royal Bank of Scotland in financial markets. He holds an M.Sc. degree in engineering from École Centrale Paris with a major in applied mathematics and finance. Mr. Nazarian is a native French speaker.

Control Persons

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding Shares. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As of February 3, 2025, the Fund could be deemed to be under control of Oaktree Fund GP I, L.P., which had voting authority with respect to approximately 100% of the value of the outstanding Shares on such date. However, it is anticipated that Oaktree Fund GP I, L.P. will no longer be a control person once the Fund commences investment operations and its Shares begin to be sold in private placement transactions in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

95

PLAN OF DISTRIBUTION

Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Placement Agent”) serves as placement agent and principal underwriter of the Shares pursuant to a placement agency agreement (the “Placement Agency Agreement”) with the Fund. The Placement Agent, located at Three Canal Plaza, Suite 100, Portland, ME 04101, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”). Selling agents may be appointed by the Placement Agent to assist in the sale of the Shares on a best efforts basis.

The Placement Agent acts as the placement agent of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Placement Agency Agreement. The Placement Agent is not obligated to sell any specific amount of Shares.

The Shares are continuously offered on a private placement basis through the Placement Agent and/or certain financial intermediaries that have agreements with the Placement Agent. Class I Shares may be offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. The Fund may authorize one or more additional intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf, which may charge their customers transaction or other fees with respect to their customers’ investments in the Fund. The Shares will be offered at NAV per Share calculated each regular business day. Please see “Net Asset Value” below.

The Fund and the Placement Agent have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

The Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Investors should consider the Shares to be an illiquid investment. None of the Adviser or the Placement Agent intends to make a market in the Shares.

The Fund has agreed to indemnify the Placement Agent and certain of the Placement Agent’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act. To the extent consistent with applicable law, the Placement Agent has agreed to indemnify the Fund and each Director against certain liabilities under the Securities Act and in connection with the services rendered to the Fund.

The Shares

The Fund currently offers one class of Shares, designated as Class I Shares. In the future, the Fund may offer additional classes of Shares. The SEC has granted exemptive relief (the “Multi-Class Exemptive Relief”) permitting the Fund to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees. In the event that additional classes of Shares are offered, the Fund will implement a multi-class plan pursuant to Rule 18f-3 under the 1940 Act in accordance with the Multi-Class Exemptive Relief.

The Shares are continuously offered on a private placement basis through the Placement Agent, and certain financial intermediaries that have agreements with the Placement Agent. Class I Shares may be offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. The Fund may authorize one or more additional intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf, which may charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

96

Revenue Sharing

The Adviser, the Administrator or an affiliate of each may make cash payments from their own resources to broker-dealers or financial intermediaries for various reasons. These payments, often referred to as “revenue sharing,” may support the delivery of services to the Fund or Shareholders in the Fund, including transaction processing and sub-accounting services. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Shares; making Shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Fund; providing services to shareholders; and various other promotional efforts and/or costs.

These payments also may serve as an incentive to sell Shares or to promote Shareholder retention. As such, the payments may go to firms providing various marketing support or other promotional services relating to the Fund, including advertising and sales meetings, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, broker-dealer education about the Fund and shareholder financial planning assistance. In addition, these payments may be provided to financial intermediaries in connection with the support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Please be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Fund relative to other funds either not making payments of this nature or making smaller such payments. A Shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly. The Fund’s Statement of Additional Information includes a listing of certain parties receiving revenue sharing payments in respect of the Fund.

Payments for Recordkeeping, Networking, and Other Services

In addition to the payments made from time to time described above under “Revenue Sharing,” the Adviser and the Fund may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular funds. If your financial intermediary provides these services, the Adviser or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with the Adviser or Placement Agent that are not related to the Fund.

For example, the Fund may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other sub-administrative services to certain groups of investors in the Fund, including participants in retirement and benefit plans, investors in fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment. The recordkeeping services typically include: (a) establishing and maintaining Shareholder accounts and records; (b) recording Shareholder account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Shareholders; (e) furnishing proxy materials, periodic Fund reports, this Memorandum (as supplemented and amended from time to time) and other communications to Shareholders as required; (f) transmitting Shareholder transaction information; and (g) providing information in order to assist the Fund in its compliance with state securities laws. The fees that the Fund pays are designed to compensate financial intermediaries for such services.

The Fund also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

●	establishing and maintaining individual accounts and records;

●	providing client account statements; and

97

●	providing 1099 forms and other tax statements.

The networking fees that the Fund pays to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this Memorandum, such as transaction based fee or other fees for their services, and may categorize and disclose these arrangements differently than described above and in the SAI. You may ask your financial intermediary about any payments it receives from the Adviser or the Fund, as well as about fees and/or commissions it charges.

Purchasing Shares

The following section provides basic information about how to purchase the Shares.

Individual Shareholders who purchase Shares through financial intermediaries, pensions or profit sharing plans may not be eligible to hold Shares outside of their respective plan or financial intermediary platform.

Class I Shares

Eligible investors may purchase Class I Shares in the following ways:

●	Through your broker-dealer or other financial firm. Class I Shares are available to clients of certain financial intermediaries with which the Fund has entered into selling agreements to distribute Class I Shares. The Fund may authorize one or more additional intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf, which may charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Your broker-dealer or other financial firm may establish different minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares that you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm and instructions for buying, selling, exchanging or transferring Shares must be submitted by your broker-dealer or other financial firm on your behalf.

●	Through the Transfer Agent. You should discuss your investment with your financial adviser before you make a purchase to be sure the Fund is appropriate for you. Individual investors who meet the minimum investment amount and wish to invest directly in Class I Shares may obtain an Account Application online at https://www.brookfieldoaktree.com/ or by calling the Transfer Agent at 1-855-862-5873.

The completed Account Application may be submitted using the following methods:

Overnight Mail:	Oaktree Asset-Backed Income Private Fund Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Regular Mail:	Oaktree Asset-Backed Income Private Fund Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701

For inquiries, please call 1-855-862-5873

Payment for the purchase of Shares may be made by check payable to the transfer agent and sent to the Regular Mail address above; or by wiring federal funds to:

98

U.S. Bank National Association 1555 North River Center Drive Milwaukee, Wisconsin 53212
ABA:	#075000022
Account#:	112-952-137
Account Name:	U.S. Bancorp Fund Services, LLC
FFC:	(include Oaktree Asset-Backed Income Private Fund Inc. Account Number)

Shares that are offered through other brokers, dealers and other financial intermediaries (referred to as “selling agents”) that have entered into selling agreements with the Placement Agent and that are authorized to receive purchase orders and repurchase requests on the Fund’s behalf. Such selling agents may designate other financial intermediaries to receive purchase orders and, if applicable, repurchase requests from investors on behalf of the Fund and its selling agents. Class I Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares to their selling agents. Investors should consult with their selling agents about any fees their selling agents might impose on the Shares.

In order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an appropriate person designated on the Account Application (“Authorized Person”), account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order.

For the avoidance of doubt, the Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker, or if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by the Administrator or an authorized broker or the broker’s authorized designee.

Investment Minimums

Class I Shares. The following investment minimums apply for purchases of Class I Shares:

Initial Investment	Subsequent Investments
$25,000 per account	$5,000

The minimum initial investment amount for Class I Shares is $25,000 per account, and the minimum subsequent investment amount for Class I Shares is $5,000. The minimum initial and subsequent investment amounts for the Shares can be modified or waived in the sole discretion of the Fund, including for certain financial firms that submit orders on behalf of their customers. In addition, the minimum investment amount may be waived for Class I Shares for certain wrap fee programs if approved by the Fund and for certain intermediaries that have entered into a relevant agreement with the Placement Agent or the Fund.

Please see the Statement of Additional Information for details.

Additional Investments. An investor may purchase additional Shares at any time. If you invest in Shares through a broker-dealer, contact your financial firm for information on purchasing additional Shares.

Other Purchase Information. Purchases of the Shares will be made in full and fractional shares.

99

The Fund and the Placement Agent each reserves the right, in its sole discretion, to suspend the offering of the Shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

In the interest of economy and convenience, certificates for Shares will not be issued.

Shares Purchased or Held Through Financial Intermediaries

While Class I Shares do not impose a front-end sales load, if you purchase Class I Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Investors should consult with their financial intermediaries about any fees their financial intermediaries might impose on the Shares.

Information Regarding State Escheatment Laws

It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s Memorandum and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund at 1-855-862-5873. You will receive the additional copy within 30 days after receipt of your request by the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

100

Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy to make offers to repurchase Shares. No Shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval fund structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, Shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without Shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first repurchase offer to be made within six months following effectiveness of the Fund’s Registration Statement.

Repurchase Dates

The Fund will make quarterly repurchase offers. Subject to Board approval, Repurchase Request Deadlines are expected to occur each February, May, August and November, and Repurchase Offer Notices are expected to be sent to Shareholders each January, April, July and October preceding each such Repurchase Request Deadline. As discussed below, the date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). A repurchase schedule setting forth each of these dates for the Fund’s current calendar year is available on the Fund’s website at https://www.brookfieldoaktree.com/.

Repurchase Request Deadline

The date by which Shareholders wishing to tender Shares for repurchase must respond to the repurchase offer will be no more than 14 days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each Shareholder setting forth, among other things:

●	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

●	The date on which a Shareholder’s repurchase request is due.

●	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

●	The date by which the Fund will pay to Shareholders the proceeds from their Shares accepted for repurchase.

●	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which Shareholders may ascertain the NAV.

●	The procedures by which Shareholders may tender their Shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

●	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. Shareholders that hold shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a Shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request

101

Deadline, the Shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted. If a Shareholder’s authorized intermediary will submit his or her repurchase request, the Shareholder should submit his or her request to the authorized intermediary in the form requested by the authorized intermediary sufficiently in advance of the Repurchase Request Deadline to allow the authorized intermediary to submit the request to the Fund. If a Shareholder’s authorized intermediary is unable or fails to submit the Shareholder’s request to the Fund in a timely manner, or if the Shareholder fails to submit his or her request to the Shareholder’s authorized intermediary, the Shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted.

Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders within (5) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, Shareholders may obtain the current NAV by visiting https://www.brookfieldoaktree.com/ or calling the Fund’s Investor Relations Team (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at info@brookfieldoaktree.com.

Repurchase Fee

The Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Shares, thus allocating estimated transaction costs to the Shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund will provide advance notice to shareholders of any such introduction or modification of the repurchase fee. The Fund may also waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Directors, including a majority of Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Directors set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be at least 5% and up to 25% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that

102

which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. The Fund may in its sole discretion and for administrative convenience accept all shares tendered by Shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of the Fund — Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Matters” below and “Taxation” in the Statement of Additional Information.

103

Net Asset Value

The Fund’s NAV per Share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of Shares outstanding at the time of such computation. The Fund computes its NAV per Share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or for which the Adviser determines the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate, will be valued at a fair value determined by the Adviser following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation procedure establishes parameters for the sources, methodologies, and inputs the Adviser uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

An internal pricing hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Valuations of Fund investments are disclosed in reports publicly filed with the SEC. The Adviser will provide the Board of Directors with periodic reports, no less than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify any issues and valuation problems that have arisen.

104

Distributions

The Fund intends to declare and pay distributions quarterly at rates from net investment income. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Shares and the Fund’s dividend policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risks of the Fund.” The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares).

The Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income actually earned by the Fund during the period.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a notice required by Section 19 of the 1940 Act (a “Section 19 Notice”). To determine the sources of the Fund’s distributions during the reporting period, the Fund references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding the Fund’s estimates and projections, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital.

The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains (as reduced by any capital loss carry-forwards) for the relevant year. For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a Shareholder’s tax basis in his or her Shares, with any amounts exceeding such basis treated as gain from the sale of Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. A return of capital distribution is not taxable, but it reduces a Shareholder’s tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Shareholder of the Shares. The Fund will send Shareholders detailed tax information with respect to the Fund’s distributions annually. See “Tax Matters.”

105

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates.

Unless a Shareholder elects to receive distributions in cash, all distributions to Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

Although it does not currently intend to do so, the Board of Directors may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

106

Dividend Reinvestment Plan

The Fund intends to distribute substantially all of its net investment income to Shareholders in the form of dividends. The Fund intends to declare and pay distributions quarterly from net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to Shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Unless Shareholders specify otherwise, dividends will be reinvested in the Shares in accordance with the Fund’s dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings.

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless Shareholders elect to receive their distributions in cash, they will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), in additional Shares. If Shareholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator. The Plan Administrator can be contacted through mail at by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by phone at 1-855-862-5873.

Shares received under the Plan will be issued to Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Shareholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information Shareholders may need for tax records. Any proxy Shareholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to Shareholders registered with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

107

Description of Securities

The information contained under this heading is only a summary and is subject to the provisions contained in the Fund’s Charter and Bylaws and the laws of the State of Maryland.

Common Stock

General. The Charter authorizes the Fund to issue up to 1,000,000,000 shares of common stock, $0.001 par value per share. The common stock consists of 250,000,000 shares of undesignated common stock and 750,000,000 shares classified and designated as follows: (i) 250,000,000 of which have been classified and designated as Class A Shares, (ii) 250,000,000 of which have been classified and designated as Class I Shares, and (iii) 250,000,000 of which have been classified and designated as Class U Shares (collectively “Shares” and respectively, “Class A Shares,” “Class I Shares,” and “Class U Shares”). The Board of Directors may, without any action by the Shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue under the Charter and the 1940 Act. In addition, the Charter authorizes the Board of Directors, without any action by the Shareholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might otherwise be in the Shareholders’ best interests. Under Maryland law, shareholders generally are not liable for the Fund’s debts or obligations.

The Shares offered pursuant to this Memorandum will be, upon issuance, duly authorized, fully paid and nonassessable. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of common stock have equal distribution, liquidation and other rights. The Fund intends to offer multiple classes of common stock, which may be subject to differing fees and expenses. Distributions may vary among the classes as a result of the different fee structure of the classes.

Limitations on Distributions. If any shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from the Fund unless it has paid all accumulated distributions on preferred stock and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

If any senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from the Fund unless it has paid all accrued interest on such senior indebtedness and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

Liquidation Rights. Shareholders are entitled to share ratably in the assets legally available for distribution to Shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of stock, including any preferred stock. The rights of Shareholders upon liquidation, dissolution or winding up would be subordinated to the rights of holders of any preferred stock or senior securities representing indebtedness.

Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of Shareholders, including the election of Directors. The Charter provides that, in the event that the Board of Directors determines that any matter affects only one or more classes of common stock, only the holders of the affected classes will be entitled to vote on the matter. The presence of the holders of shares of stock entitled to cast one-third of the votes entitled to be cast (without regard to class) will constitute a quorum at a meeting of shareholders. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present. There is no cumulative voting in the election of Directors. Consequently, at each

108

annual meeting of shareholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the directors whose terms expire at that meeting. Pursuant to the 1940 Act, holders of preferred stock will have the right to elect two directors at all times. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Preferred Stock

General. The Charter authorizes the issuance of up to 1,000,000,000 shares of preferred stock, $0.001 par value per share, with the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors.

Our Board of Directors may, without any action by the Shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue under the Charter and under the 1940 Act. In addition, the Charter authorizes the Board of Directors, without any action by the Shareholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Distributions. Holders of any preferred stock will be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The Memorandum for any preferred stock will describe the distribution payment provisions for those shares. Distributions so declared and payable will be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock.

Limitations on Distributions. If the Fund has senior securities representing indebtedness outstanding, holders of preferred stock will not be entitled to receive any distributions from the Fund unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of the Fund’s assets. Preferred stock ranks junior to the Fund’s debt securities upon liquidation, dissolution or winding up.

Voting Rights. Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of any preferred stock will have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the Directors at any time two years’ accumulated distributions on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by Shareholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in the Fund’s fundamental investment restrictions. See “Certain Provisions in the Charter and Bylaws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that any shares of the Fund’s preferred stock are outstanding.

109

The affirmative vote of the holders of a majority of any outstanding preferred stock, voting as a separate class, generally will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

110

Certain Provisions in the Charter and Bylaws

The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to the registration statement on Form N-2, of which this Memorandum forms a part.

The Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing the Fund to engage in certain transactions or modifying the structure.

Furthermore, these provisions can have the effect of depriving shareholders of the opportunity to sell their Shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Board of Directors; Election of Directors

Our Charter provides that the number of Directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”), which is one. The Bylaws provide that the number of Directors may not be less than the minimum number required by the MGCL, which is one, nor more than fifteen. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled by the directors in the manner provided in the Bylaws. The Bylaws provide that any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining Directors, even if less than a quorum, and any vacancy created by an increase in the number of Directors may be filled by a majority of the entire Board of Directors. As permitted by Maryland law, the Bylaws provide that the Fund is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required under the 1940 Act and the Fund does not intend to hold regular annual meetings of shareholders. Accordingly, Directors will be elected to serve indefinite terms between annual meetings of shareholders.

Removal of Directors

Our Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for shareholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions described below, the Charter provides for approval of Charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter provides that (1) the Fund’s liquidation or dissolution, or any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets that requires the approval of the shareholders under the MGCL, (2) certain transactions between the Fund and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of the voting power in the election of directors, (3) any amendment to the Charter that would convert the Fund from a closed-end investment company to an open-end investment company or otherwise make the Fund’s common stock a redeemable security and (4) any amendment to certain provisions of the Charter, including the provisions relating to the number, qualifications, election and removal of directors, requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of the Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the shareholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described

111

above, by the vote, if any, of the shareholders required by applicable law. The “Continuing Directors” are defined in the Charter as (1) the directors identified in the Charter, (2) those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of the directors identified in the Charter then on the Board and (3) any successor directors whose nomination for election by the Shareholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors and discourage proxy contests for control of the Board by persons wishing to cause such transactions to take place.

Our Charter and Bylaws provide that the Board of Directors has the exclusive power to make, alter, amend or repeal any provision of the Fund’s Bylaws.

Shareholder-Requested Special Meetings

Our Bylaws provide that special meetings of shareholders may be called by the Board of Directors and certain officers of the Fund. In addition, the Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Shareholders

Under Maryland law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Charter), by unanimous written consent in lieu of a meeting.

Exclusive Forum

Our Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on behalf of the Fund, other than actions arising under United States federal securities laws, (c) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Fund to the Fund or to the stockholders of the Fund, (d) any action asserting a claim against the Fund or any director or officer or other agent of the Fund arising pursuant to any provision of the MGCL or the Charter or Bylaws, or (e) any other action asserting a claim against the Fund or any director or officer or other agent of the Fund that is governed by the internal affairs doctrine. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Fund consents in writing to such court. The exclusive forum selection provision will not apply to claims arising under the federal securities laws or any other claim for which the federal courts have exclusive jurisdiction.

Certain Provisions of the Maryland General Corporation Law

The Maryland Business Combination Act prohibits certain business combinations, subject to exceptions and limitations, between a Maryland corporation and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the corporation’s then outstanding shares of stock) or an affiliate of any interested stockholder for five years after the most recent date on which the stockholder becomes an interested stockholder, and thereafter imposes two super-majority shareholder voting requirements on these combinations, unless, among other conditions, the shareholders receive a minimum price, as defined in the statute, for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares of stock. The Maryland Business Combination Act does not apply to a corporation registered under the 1940 Act as a closed-end investment company, such as the Fund, unless the board of directors adopts a

112

resolution to be subject to the statute. The Board of Directors has not adopted a resolution electing to be subject to the Maryland Business Combination Act.

The Maryland Control Share Acquisition Act provides that, subject to certain exceptions, holders of “control shares” (defined as voting shares that, when aggregated with all other shares controlled by the shareholder, entitle the shareholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of issued and outstanding “control shares”) have no voting rights except to the extent approved by shareholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by the Fund’s officers or by the Fund’s employees who are also directors of the Fund. The Maryland Control Share Acquisition Act does not apply to a corporation registered under the 1940 Act as a closed-end investment company, such as the Fund, unless the board of directors adopts a resolution to be subject to the statute. The Board of Directors has not adopted a resolution electing to be subject to the Maryland Control Share Acquisition Act.

113

Tax Matters

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in the Shares. Because tax laws are complex and often change, Shareholders should consult their tax advisers about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the Fund or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including its net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to Shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate Shareholders and (ii) for the dividends received deduction in the case of corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions to Shareholders of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Shareholder has owned the Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S.

114

federal income tax purposes) will be treated by a Shareholder as a return of capital which will be applied against and reduce the Shareholder’s tax basis in his or her Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale of the Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate Shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the Plan. Shareholders receiving distributions in the form of additional Shares will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. The additional Shares received by a Shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Shares were credited to the Shareholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November, or December, payable to Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Shareholders) on December 31 of the year in which declared.

In general, the sale or other taxable disposition of Shares (except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to Shareholders. A holder’s gain or loss generally will be a long-term capital gain or loss if the Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or other taxable disposition of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under “Taxation — Distributions” in the SAI) with respect to such Shares. In addition, no loss will be allowed on the sale or other taxable disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

From time to time, the Fund may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to federal backup withholding. Certain Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding, currently imposed at a rate of 24%, is not an additional tax. Any amounts withheld may be refunded or credited against the Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

If a Shareholder (other than a partnership) is not a U.S. shareholder (other than such a Shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such Shareholder may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the applicable withholding agent will generally be required to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to Shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain

115

other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to a non-U.S. shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the U.S. governing FATCA may be subject to different rules. The Fund will not pay Shareholders any additional amounts in respect of amounts withheld under FATCA. Finally, under proposed Treasury regulations, which may be relied upon until final Treasury regulations are published, there is no FATCA withholding on gross proceeds from the sale or disposition of Shares or on certain capital gains distributions. You should consult your own tax adviser regarding FATCA and whether it may be relevant to your ownership and disposition of Shares.

The foregoing tax discussion is for general information only. The provisions of the Code and Treasury regulations thereunder presently in effect as they directly govern the taxation of the Fund and Shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the tax on net investment income or the U.S. federal alternative minimum tax.

Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal income tax matters.

116

Custodian and Transfer Agent

Pursuant to a Custody Agreement between the Fund and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent with respect to the Shares.

117

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. Deloitte & Touche LLP is located at 111 South Wacker Drive, Chicago, Illinois 60606.

118

Legal Matters

Paul Hastings LLP serves as counsel to the Fund. Venable LLP serves as Maryland counsel to the Fund.

119

APPENDIX A

CERTAIN OFFERING NOTICES

NOTICES TO ALL INVESTORS IN THE UNITED STATES GENERALLY

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY U.S. FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO RESIDENTS OF FLORIDA

THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED WITH THE FLORIDA DIVISION OF SECURITIES. IF SALES ARE MADE TO FIVE OR MORE FLORIDA PURCHASERS (EXCLUDING INSTITUTIONAL INVESTORS DESCRIBED IN SECTION 517.061(7), FLA. STAT.), EACH SALE IS VOIDABLE BY THE PURCHASER (OTHER THAN AN INSTITUTIONAL INVESTOR AS SO DESCRIBED) WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

NOTICE TO GEORGIA INVESTORS

THESE SECURITIES ARE BEING ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE “GEORGIA SECURITIES ACT OF 1973” AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

NOTICE TO NEW HAMPSHIRE INVESTORS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF TITLE XXXVIII OF THE NEW HAMPSHIRE CODE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

A-1

NOTICES WITH RESPECT TO NON-U.S. JURISDICTIONS

NOTICE TO NON-U.S. INVESTORS GENERALLY

NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION OUTSIDE THE U.S. THAT WOULD PERMIT AN OFFERING OF THE SHARES, OR POSSESSION OR DISTRIBUTION OF OFFERING MATERIAL IN CONNECTION WITH THE ISSUE OF THE SHARES, IN ANY COUNTRY OR JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO SUBSCRIBE FOR THE SHARES TO INFORM THEMSELVES OF AND TO OBSERVE ALL APPLICABLE LAWS AND REGULATIONS OF ANY RELEVANT JURISDICTIONS. PROSPECTIVE INVESTORS SHOULD INFORM THEMSELVES AS TO THE LEGAL REQUIREMENTS WITHIN THE COUNTRIES OF THEIR CITIZENSHIP, RESIDENCE, DOMICILE AND PLACE OF BUSINESS WITH RESPECT TO THE ACQUISITION, HOLDING OR DISPOSAL OF THE SHARES, AND ANY FOREIGN EXCHANGE RESTRICTIONS THAT MAY BE RELEVANT THERETO.

A-2

OAKTREE ASSET-BACKED INCOME PRIVATE FUND INC.

___________________
CLASS I SHARES

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

February 3, 2025

All dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a Memorandum in accordance with the terms of the dealers’ agreements with the Fund’s Placement Agent.

You should rely only on the information contained in or incorporated by reference into this Memorandum. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

OAKTREE ASSET-BACKED INCOME PRIVATE FUND INC.

Statement of Additional Information

February 3, 2025

Oaktree Asset-Backed Income Private Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares of common stock, $0.001 par value per share (the “Shares”), and is operated as an “interval fund.” The Fund currently offers one class of Shares, designated as Class I Shares. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief (the “Multi-Class Exemptive Relief”) permitting the Fund to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees. In the event that additional classes of Shares are offered, the Fund will implement a multi-class plan pursuant to Rule 18f-3 under the 1940 Act in accordance with the Multi-Class Exemptive Relief.

This Statement of Additional Information (“SAI”) relating to the Shares is not a prospectus, and should be read in conjunction with the Fund’s confidential private placement memorandum dated February 3, 2025, as supplemented from time to time (the “Memorandum”). This SAI does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Memorandum prior to purchasing Shares.

Oaktree Fund Advisors, LLC (the “Adviser”) is the investment adviser to the Fund.

A copy of the Memorandum for the Fund may be obtained free of charge by calling (212) 417-7049 or by writing to the Fund at Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281.

This SAI is not an offer to sell the Shares of the Fund, and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Memorandum.

i

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”). The Fund continuously offers its Shares and is operated as an “interval fund.” The Fund currently offers one class of Shares, designated as Class I Shares. In the future, the Fund may offer additional classes of Shares pursuant to Rule 18f-3 under the 1940 Act in accordance with the Multi-Class Exemptive Relief. An investment in the Fund may not be appropriate for all investors. The Fund was organized as a Maryland corporation on December 16, 2024, pursuant to articles of incorporation. The Fund’s fiscal year ends on December 31. The Fund’s principal office is located at 225 Liberty Street, 35th Floor, New York, New York 10281.

Investment Objective and Policies

Investment Objective

The Fund’s investment objective is to seek to provide current income and, to a lesser extent, capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

Under normal market conditions, the Fund attempts to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in ABF Investments (as defined below), throughout the world, including the United States, or “U.S.” (the “80% Policy”). More specifically, the Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of asset-backed finance investments across a broad range of industries focused on pools of contractual assets including, but not limited to, loans, leases, mortgages, or other receivables (collectively, “ABF Investments”). In seeking to achieve its investment objective, the Fund may, among other things, (i) buy or commit to purchase ABF Investments, (ii) make loans secured by ABF Investments in a senior or mezzanine position, (iii) insure or provide capital relief against ABF Investments, and (iv) provide essential capital to enterprises whose primary business is origination/management of ABF Investments. As part of the 80% Policy, the Fund may also invest a portion of its assets in other income-generating instruments including, but not limited to, notes, bills, debentures, bank loans, convertible and preferred securities and government and municipal obligations. The Fund may change the 80% Policy without stockholder approval upon at least 60 days’ prior written notice to stockholders.

In addition, the Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in investments other than ABF Investments as described in this Memorandum (together with the ABF Investments, the “Investments,” and each, an “Investment”), including cash or cash equivalents, and liquid fixed-income securities consistent with prudent liquidity management. In addition, the Fund may invest up to 10% of its net assets (plus the amount of any borrowings for investment purposes) in listed structured credit securities for liquidity management purposes. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of liquid investments, including cash and cash equivalents.

The Fund considers the market for ABF Investments to feature the following three main segments:

●	Investment Grade: Senior financing, typically dominated by insurers and banks, with relativity low risk.

●	Core: Similar return profile to private credit, represents the space between the investment grade segment and the opportunistic segment.

●	Opportunistic: Opportunistic investments have the potential to earn higher net returns, in comparison to the investment grade or core segments, in exchange for a higher risk profile.

The Fund will invest primarily in the core segment of the market, and supplement that sleeve with a limited number of more opportunistic investments targeting higher net returns, with less return derived from contractual asset cashflows. Consistent with the Adviser’s investment philosophy, the Fund will prioritize risk control and downside protection by evaluating credit fundamentals such as contractual asset diversity and credit quality, monitoring appropriate credit metrics such as delinquency and prepayment rates, and pursuing effective structural protections. Subject to certain limitations set forth in this Memorandum and under applicable law, the Fund intends, from time to time, to borrow at the Fund-level or at a subsidiary of the Fund on a secured or unsecured basis. It is expected that this indebtedness, if incurred, will be secured primarily by the assets of the Fund. In addition, the Adviser intends to evaluate whether it is prudent and appropriate to incur this leverage and there can be no assurance that leverage will be incurred given that adverse economic factors, such as a significant rise in interest rates, may cause the Adviser, in its discretion, to elect not to incur such leverage. It is anticipated that the Fund’s core investments have the potential to deliver yields consistent with, or slightly higher than, first lien, sponsor-backed direct loans.

The Fund intends to focus on opportunities with return profiles in line with traditional private credit, but with diversification and structural benefits provided by the Adviser’s asset-backed finance strategy. Investment opportunities may include the following: (i) senior lending to platforms; (ii) unlevered loan purchasing; (iii) mezzanine lending opportunities; (iv) levered loan purchasing; and (v) creation of ownership of originator equity or warrants.

The SEC has granted exemptive relief permitting the Fund to, among other things, co-invest with certain other persons, including certain affiliates of the Adviser and certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions (the “Co-Investment Exemptive Relief”).

Investments in Special Purpose Entities. The Fund may elect to form special purpose entities for the purpose of purchasing or originating contractual assets, such as loans, leases, receivables or mortgages, including in connection with sales under section 363 of the U.S. Bankruptcy Code (“Special Purpose Entities” or “SPEs”). The Special Purpose Entities may purchase physical assets or other property, if the purchased contractual assets reference or enjoy a lien on such property. The Fund may lend to, purchase equity in, or purchase debt issued by such SPEs. The Fund may form such entities independently or in cooperation with others through joint ventures or other structures. The Fund’s ability to establish and control the management of any SPE will depend upon the entity’s ownership structure.

Direct Lending. The Fund may make loans directly to non-U.S. and U.S. borrowers, including negotiating and structuring covenant packages, and may receive commitment or other types of fees in connection therewith. These loans may be long-term or short-term, secured or unsecured, and may or may not have an equity component attached.

Equities. The Fund may purchase privately placed equity securities, including common stock and preferred stock (including convertible preferred stock), as well as warrants with respect to such equity securities. Such securities may be purchased directly from the issuer or on the secondary market and may be obtained in connection with debt securities or obligations or on their own.

Follow-on Investments/Build-ups. The Fund may employ a strategy of making several mutually reinforcing investments intended to result in a more successful entity. Such a strategy could begin with an investment in a platform company with subsequent complementary transactions or through the simultaneous closing of multiple transactions.

Securities or Other Obligations of Non-North American Entities. The Fund may invest in securities or obligations of companies that are either headquartered in jurisdictions other than, or have substantially all of their assets or business operations outside of, the United States and Canada (collectively, “Non-North American Entities”), including emerging markets companies and investments in Contractual Assets that may be originated in North America or Western Europe, but with contractual counterparties that are Non-North American Entities. Some or all of these securities or obligations may be denominated in currencies other than U.S. dollars. Investments in Non-North American Entities may be subject to risks different from those affecting U.S. investments. When a transaction is denominated in a currency other than U.S. dollars and the transaction structure or timing exposes the Fund to currency fluctuation risk, the Fund may hedge all or part of that risk.

Derivatives, Swaps and Credit-Linked Securities. The Fund may enter into long and short positions in all types of derivative transactions and credit-linked securities, including total return swaps, rate of return swaps, credit default swaps (including index-related credit default swaps), interest rate swaps, credit-linked notes and deposits, and significant risk transfers. Credit-linked securities, including credit default swaps, are bilateral over-the-counter agreements between two parties that transfer a defined credit risk from one party to another.

The Adviser may seek to invest some of the assets of the Fund by entering into one or more total return swaps, the returns from which are based on the performance of a portfolio of such assets selected by the Adviser (the “Reference Assets”). The Fund may invest in the Reference Assets through total return swaps on a leveraged basis. The terms of individual total return swaps will differ by total return swap counterparty and may change from time to time. The Fund will be required to post initial collateral in respect of each Reference Asset. Depending on the terms of a particular swap, the Fund may also be permitted or required to add (or subtract) collateral from time to time based on changes in the market value of the Reference Asset. In certain circumstances, including if the Fund does not have sufficient assets or is unable to provide the requisite amount of collateral, the total return swap counterparty may terminate the total return swap in whole or in part.

Debt Securities and Obligations. The Fund may invest in all types of publicly traded or privately placed debt securities and other obligations such as bank loans and participations, equipment trust certificates, mortgages, mezzanine debt or deeds of trust on real property and trade credit. The debt obligations purchased may consist of various types of debt instruments, including those bearing fixed, contingent or varying rates of interest, those bearing no interest at all, those on which interest has ceased to accrue (e.g., debt obligations of a company that has entered into bankruptcy proceedings), convertible securities, municipal securities and “high-yield” instruments (which are rated below investment grade by rating agencies or which are unrated). Debt instruments purchased may be senior or subordinated to other interests and may include secured and unsecured debt obligations, as well as hybrid debt instruments involving warrants or with other rights attached.

Foreign Currency Transactions. The Fund may purchase and sell a foreign currency in connection with the settlement of transactions in securities denominated in such foreign currency. The Fund’s foreign currency exchange transactions generally will be conducted on a spot basis (i.e., cash basis) at the spot rate for purchasing or selling the currency prevailing in the foreign currency exchange market. The Fund will not purchase and sell foreign currencies as a standalone investment. The Fund also may enter into contracts with banks or other foreign currency brokers or dealers to purchase or sell or have the option to purchase or sell foreign currencies at a future date (“Forward Contracts”), purchase and sell derivative contracts on foreign currencies and purchase and sell foreign currency Forward Contracts, in addition to other foreign currency hedging instruments, to (a) hedge against the impact of changes in foreign currency exchange rates on investments denominated in foreign currencies, (b) invest in the foreign currency of jurisdictions where the Adviser expects that currency controls may be lifted either at a future date or over a period of time or (c) obtain foreign currency for future investment opportunities in local market debt (domestic currency bonds or corporate debt) or local equities, whether or not specific opportunities have been identified at the time the currency is acquired. A foreign currency Forward Contract is a negotiated agreement between the contracting parties to exchange specified amounts of currencies at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

ABS. The Fund may invest in asset-backed securities (“ABS”), which are securitizations typically issued in senior and subordinated classes and with various forms of credit enhancements. ABS may be backed by credit card receivables, automobile loans, student loans, peer-to-peer loans, equipment leases, commercial aircraft leases, franchise agreements or other loans or financial assets.

CLOs. The Fund may invest in CLOs through various means, including in primary or secondary market transactions from private originators and investors (including bankers, commercial banks, finance companies, investment banks and pooled investment vehicles such as hedge funds and private equity funds) and in restructuring or workout transactions. The Fund may acquire and hold such investments over a range of investment horizons, including buying and holding for a longer term and buying and restructuring in transactions with a shorter turnaround.

Real Estate Debt Investments. The Fund may invest in mortgages and all types of publicly-traded or privately-placed debt securities and other obligations such as term loans, bank loans and participations, equipment trust certificates or deeds of trust on real property, trade credit, CMBS and other real estate-related debt obligations. Such debt obligations may consist of various types of debt instruments, including those bearing fixed, contingent or varying rates of interest, those bearing pay-in-kind interest, those bearing no interest at all, those on which interest has ceased to accrue (e.g., debt obligations of a company that has entered into bankruptcy proceedings), convertible securities, municipal securities, “high yield” instruments (which are rated below investment grade by rating agencies or which are unrated) and “distressed” instruments (obligations of entities that are undergoing distress or likely to be reorganized). Debt instruments purchased may include senior debt instruments such as first mortgages or A-participations, subordinated debt instruments such as B-notes, B-participations, second mortgages and mezzanine debt, term loans, rake bonds, privately-placed or publicly-traded CMBS and residential mortgage-backed securities (including those rated above or below investment grade by rating agencies or which are unrated), other secured and unsecured debt obligations backed by real estate (including tax liens on real estate), as well as hybrid debt instruments involving warrants or profits interests or with other rights attached. Loans in which the Fund invests may be fully funded at the time of investment or may be subject, in whole or in part, to future or conditional funding obligations. Debt instruments may be issued by an operating company or at a holding company level.

CMBS. The Fund may invest in pools or tranches of CMBS, as well as CMBS relating to a single or a handful of issuers. While the Fund expects to invest primarily in junior tranches of “newer issue” or secondary CMBS, it may from time to time invest in senior tranches of CMBS, subject to the Investment Allocation Considerations set forth below.

RMBS. The Fund may invest in tranches of residential mortgage-backed securities (“RMBS”). The collateral underlying RMBS generally consists of residential mortgage loans secured by one- to four-family residential properties. The loans underlying any RMBS investment may be of varied terms, and may be traditional, “self-amortizing” mortgages or “non-traditional” mortgages, such as adjustable rate mortgages (i.e., mortgages that offer relatively low monthly payments during the initial years of the loan that increase (often significantly) in later years) or mortgages that require large “balloon” payments at specified times. The Fund’s RMBS investments will not be restricted as to the payment structure or credit risk of such loans or the particular underwriting standards (if any) pursuant to which such loans were extended. Receivables for RMBS may include loans with any combination of principal and interest payment structures, loans underwritten pursuant to any or no underwriting standards, loans of any size and loans of any lien position.

Money Market Investments. Pending the distribution of cash receipts to the partners or the purchase of other permitted investments, or to provide the reserves described below, the Fund may invest temporarily in one or more unaffiliated money market mutual funds or directly in certificates of deposit, commercial paper, interest-bearing government securities, repurchase and/or reverse repurchase contracts and other short-term instruments. The Fund may also make such investments to reduce volatility at times when risk is considered high and market conditions become so volatile that effective hedging becomes difficult or cost-inefficient.

Reserves, Cash and Cash Equivalents. The Fund may hold in reserve such cash and cash equivalents and other liquid investments as Oaktree considers appropriate to provide for the anticipated obligations of the Fund, including the payment of expenses and other liquidity needs (including to take advantage of investment opportunities), the repayment of indebtedness, expected or anticipated follow-on investments and the exercise of options and warrants and obligations with respect to short sales. The Fund may also hold cash in reserve in order to maintain liquidity to take advantage of investment opportunities, to satisfy obligations under and in connection with derivatives transactions (including without limitation hedges) and/or repurchase and/or reverse repurchase transactions and payment of other expenses of the Fund.

Other Investment Techniques and Instruments. The Fund may employ other investment techniques and invest in other instruments that the Adviser believes will help achieve the Fund’s investment objective, whether or not such investment techniques or instruments are specifically described herein. In addition, if the Adviser believes that suitable investment opportunities present themselves to transact on attractive terms, the Fund may also consider the acquisition of entire portfolios (or portions of portfolios) of securities of the types described herein or other types of securities which are consistent with the Fund’s investment objectives. Consistent with its investment objective, the Fund may invest in financial instruments of any and all types, which exist now or are hereafter created.

Consistent with its investment objective, the Fund may invest in financial instruments of any and all types, which exist now or are hereafter created.

Leverage and Borrowing. The Fund may use leverage to seek to achieve its investment objective or for liquidity (i.e., to finance the repurchase of Shares and/or bridge the financing of investments). The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Shares. In addition, the Fund may also leverage its Shares through investment techniques, such as reverse repurchase agreements, writing credit default swaps, or futures. Leverage creates risks which may adversely affect the return for Shareholders, including:

●	the likelihood of greater volatility of NAV and market price of and distributions in the Shares;

●	fluctuations in the dividend rates on any preferred stock or in interest rates on borrowings and short-term debt;

●	increased operating costs, which are effectively borne by the holders of the Fund’s common stock (“Shareholders”), may reduce the Fund’s total return; and

●	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred stock remain fixed.

In addition, the rights of lenders and the holders of preferred stock and debt securities issued by the Fund will be senior to the rights of Shareholders with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred stock have voting rights in addition to and separate from the voting rights of Shareholders. The holders of preferred stock, on the one hand, and the holders of the Shares, on the other hand, may have interests that conflict in certain situations.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than borrowings and outstanding preferred shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings and outstanding preferred shares satisfies the above-referenced 200% coverage requirement. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing preferred shares, the minimum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and preferred shares.

Leverage is a speculative technique that could adversely affect the returns to Shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the Shareholders will bear) all costs and expenses relating to the Fund’s use of leverage, which will result in the reduction of the NAV of the Shares. The Fund’s leverage strategy may not work as planned or achieve its goals.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

ADDITIONAL RISK FACTORS

The following are additional risk factors that may apply to the Fund.

Tax Consequences. The Fund’s investments in certain securities and transactions described above will potentially be limited by its intention to qualify and be eligible for treatment as a regulated investment company. In addition, the Fund’s utilization of certain investment instruments may alter the amount, timing and character of the Fund’s income, and, in turn, of the Fund’s distributions to its Shareholders, relative to other means of achieving similar investment exposure. In certain circumstances, the Fund may be required to sell assets in order to meet regulated investment company distribution requirements even when investment considerations make such sales otherwise undesirable. For more information concerning these requirements and the taxation of the Fund’s investments, see “Taxation” below.

Illiquid Securities and Rule 144A Securities. The Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.

Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Restricted or illiquid securities have the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Fund to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in the Fund’s portfolio under the supervision of the Directors. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

A convertible security generally entitles its holder to receive interest or a dividend until the convertible security matures or is redeemed or converted. Convertible securities generally: (i) have higher yields than the dividends on the underlying common stocks, but lower yields than non-convertible securities of a comparable duration; (ii) are less volatile in price than the underlying common stock due to their fixed-income characteristics; (iii) have a significant option component to their value which is directly impacted by the prevailing market volatility and interest rates; and (iv) provide the potential for capital appreciation if the market price of the underlying common stock increases. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion feature) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase) as well as market volatility (with the conversion value increasing as market volatility increases). The credit standing of the issuer and other factors may also have an effect on investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases (as with an option) as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer. If a convertible security held by the Fund is called for redemption, the Fund will be required either to permit the issuer to redeem the security or convert it into the underlying common stock. Either of these actions could have an adverse effect on the value of the position.

Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into common stock of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

Operational Risk. The Fund is subject to operational risk, inlcuding the possibility that errors may be made by the Adviser, the Fund’s service providers (including third-party fund administrators) or any of their respective affiliates in certain transactions, calculations or valuations on behalf of, or otherwise relating to, the Fund. Shareholders may not be notified of the occurrence of an error or the resolution of any error. Generally, the Adviser, the Fund’s service providers and any of their respective affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Special Risks Related to Cyber Security. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third-party service providers (including but not limited to advisers, administrators, transfer agents, custodians, placement agents and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. Cyber security failures or breaches may result in financial losses to the Fund and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance costs and cyber security risk management costs; and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its Shareholders could be negatively impacted as a result.

Government Intervention in Financial Markets. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cyber security, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain.

Uncertainty surrounding future changes may adversely affect the Fund’s operating environment and therefore its investment performance.

In addition, significant U.S. federal tax reform legislation was enacted in 2017 that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2019 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. Moreover, the Inflation Reduction Act of 2022, among other things, introduced a 15% book minimum tax on larger corporations, a 1% excise tax on stock buybacks and increased investment in the Internal Revenue Service (the “IRS”) to aid in the enforcement of tax laws. The impact of all such legislation, as well as federal tax legislation proposed but not yet enacted, on us, our shareholders and entities in which we may invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund.

Certain of the Fund’s investments may provide exposure to coupon rates that were based on the London Interbank Offered Rate (“LIBOR”), or are based on the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. LIBOR was phased out at the end of June 2023. SOFR was selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States, and U.S. law requires that contracts without a practicable LIBOR alternative, default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR was an unsecured rate that included an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically was published for various maturities, ranging from overnight to one year. Certain contracts provided for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it provided adequate compensation. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, certain issuers may have encountered obstacles to converting their investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. Market participants may have transitioned Reference Rates through contractual amendments, legislation, market wide protocols, fallback contractual provisions, bespoke negotiations or otherwise.

The termination of certain Reference Rates presents risk to the Fund. The failure of issuers to transition could lead to increased volatility and illiquidity in markets for instruments that have yet to rely on a substitute to determine their next coupon rates and a reduction in the values of those investments, all of which would impact the Fund. Various complexities brought about by significant changes to operational processes and IT systems may not be complete, and coordination with other market participants may be severely impacted, which may negatively impact the Fund.

In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation may reduce the intrinsic value of an investment in the Fund. Inflation can operate to effectively reduce investors’ real investment returns. This is particularly true of fixed-income assets, as the fixed return yields of such assets become increasingly less valuable to the investor as inflation rises. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which will result in a decline in the value of the Fund’s portfolio.

Temporary Defensive Strategies Risk. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See “Investment Restrictions” in the SAI. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Investments in Different Parts of the Capital Structure. The Fund may make investments in an issuer where other funds advised by Oaktree (each an “Other Oaktree Fund” and collectively, the “Other Oaktree Funds”) hold an investment in a different class of debt or equity. In such circumstances, Oaktree may have conflicting interests between its duties to the Fund and to such Other Oaktree Fund. Generally, the Fund will make investments that potentially conflict with the interests of Other Oaktree Funds only when, at the time of investment by the Fund, Oaktree determines that (a) such investment is in the best interests of the Fund and (b)(i) the possibility of actual conflict between the Fund and the Other Oaktree Fund is remote, (ii) either the potential investment by the Fund or the investment of such Other Oaktree Fund is not large enough to control any actions taken by the collective holders of securities of such issuer or (iii) in light of the particular circumstances, Oaktree determines that such investment is appropriate for the Fund, notwithstanding the potential for conflict. In those circumstances where the Fund and an Other Oaktree Fund hold investments in different parts of the capital structure, to the fullest extent permitted by applicable law, steps may be taken to reduce the potential for conflict between the Fund and the Other Oaktree Fund, including causing the Fund to take certain actions that, in the absence of such conflict, it would not take, such as: (A) remaining passive in a restructuring, foreclosure, refinancing or similar situations (including electing not to vote or voting pro rata with other security holders), (B) investing in the same or similar classes of securities as the Other Oaktree Fund in order to align their interests, (C) divesting investments, or (D) otherwise taking an action designed to reduce adversity. Any such step could have the effect of benefiting an Other Oaktree Fund (or Oaktree or one of its affiliates) and therefore may not have been in the best interests of, and may have been adverse to, the Fund. A similar standard generally will apply if any Other Oaktree Fund makes an investment in an issuer in which the Fund holds an investment in a different part of the same issuer’s capital structure. The negative effects described above may be more pronounced in connection with transactions in, or the Fund’s use of, small capitalization, emerging market, distressed or less liquid strategies.

Investments Where Other Oaktree Funds Hold Related Investments. From time to time, Other Oaktree Funds or accounts managed by Oaktree may hold existing real estate related investments and may in the future make additional investments in the same real estate related assets. Subject to applicable rules, regulation and SEC guidance, the Fund may make investments either in those same assets or in related assets. In addition, the Adviser anticipates that the Fund may make investments in entities or assets in which an Other Oaktree Fund holds an investment in a different part of the capital structure of the same issuer (see “Investments in Different Parts of the Capital Structure” risk factor above). For example, Other Oaktree Funds have made investments in, and are expected to continue to invest in, various tranches of commercial mortgage-backed securities (“CMBS”) securitizations. The Fund may invest in different tranches of those same CMBS securitizations, purchase loans that are part of the pool of loans relating to a CMBS securitization in which an Other Oaktree Fund holds an investment, or engage in transactions relating to the real estate assets that secure the pooled loans or with the entities that are the borrowers under those loans.

In the foregoing circumstances, Oaktree could have conflicting loyalties between its duties to the Fund and such Other Oaktree Fund. For example, Oaktree could have an incentive to cause the Fund to pay a higher purchase price (whether in an auction, the exercise of a fair value purchase option or otherwise) for a loan or related property that is collateral for a CMBS security held by an Other Oaktree Fund. If the Fund controls or acts as the operating adviser to a special servicer with respect to a loan in a CMBS securitization in which an Other Oaktree Fund holds CMBS in a different tranche of the securitization, Oaktree similarly could have conflicting loyalties in directing the actions of the special servicer with respect to the loan if the interests of the Fund and the Other Oaktree Fund diverge. Likewise, if an Other Oaktree Fund controls or acts as the operating adviser to a special servicer with respect to a loan in a CMBS securitization in which the Fund holds CMBS in a different tranche of the securitization, the Other Oaktree Fund may direct the special servicer to take certain actions with respect to the loan that may not be in the best interests of the Fund.

Affiliated Transactions Restrictions. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any directors or officers of the Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC and its staff. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make. Furthermore, Oaktree has received the Co-Investment Exemptive Relief from the SEC to allow certain managed funds and accounts, each of whose investment adviser is Oaktree or an investment adviser controlling, controlled by or under common control with Oaktree, to participate in negotiated co-investment transactions where doing so is consistent with the applicable registered fund’s investment objective and strategies as well as regulatory requirements and other pertinent factors, and pursuant to the conditions thereof. In addition, on December 15, 2020, Oaktree and certain other affiliates received a modified exemptive order that allows Oaktree proprietary accounts to participate in co-investment transactions subject to certain conditions. Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund and the Shareholders could be adversely affected to the extent investment opportunities are allocated to other investment vehicles managed or sponsored by, or affiliated with, the Fund’s executive officers, directors and members of the Adviser. The Fund might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities managed by the Adviser and its affiliates. The Adviser seeks to treat all clients fairly and equitably over time such that none receives preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Private Investment Risk. The Fund may invest in unregistered or restricted securities, including private investment in public equities (“PIPE”). Unregistered or restricted securities may not be readily marketable and are often more difficult to value. Further, the Adviser may not have timely or accurate information about the business, financial condition and results of operations which may adversely affect the Adviser’s ability to value those investments. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or shareholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Liquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. In conducting the valuation of determinations of certain of the Fund’s securities, the Adviser, in its capacity as “valuation designee” pursuant Rule 2a-5 under the 1940 Act, may in certain circumstances utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis, and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Risks Associated with Long-Term Objective — Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in the Shares should not be considered a complete investment program. Each Shareholder should take into account the Fund’s investment objective as well as the Shareholder’s other investments when considering an investment in the Fund.

Investments in Sovereign Debt. The Fund may make investments in the debt instruments and securities of sovereign and quasi-sovereign issuers, including debt issued by national, regional or local governments and other agencies. In addition to the general risks of non-U.S. investments described above, the specific risks of investing in sovereign debt include (a) the availability of sufficient foreign exchange on the date a payment is due (where such debt is denominated in a currency other than the government debtor’s own currency), (b) the relative size of the issuer’s debt service burden to its economy as a whole and (c) the government debtor’s policy toward the International Monetary Fund (or similar bodies) and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, limiting the Fund’s ability to obtain recourse. Even where a judgment is obtained in a U.S. court against a sovereign issuer, enforcement of such judgment to obtain payment may be difficult or impracticable.

Equity Securities. The Fund’s investments may include equity securities. Such equity investments will be subordinated to the senior obligations of an issuer and such subordinated investments may be characterized by greater credit risks than those associated with the senior obligations of the same issuer.

When-Issued; When, As, and If Issued; and Delayed Delivery Securities and Forward Commitments. Securities purchased or sold by the Fund on a when-issued, “when, as, and if issued,” delayed delivery or forward commitment basis are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. In the case of “when, as, and if issued” securities, the Fund could lose an investment opportunity if the securities are not issued. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued, “when, as, and if issued,” delayed delivery or forward commitment basis may increase the volatility of the Fund’s assets.

Prepayment of Obligations. Early repayment of loans acquired by the Fund may adversely affect the value of the Fund’s investment portfolio. The Fund may purchase loans where the underlying borrowers are not subject to any prepayment penalties, even if a borrower determines to prepay the obligation early during the term of the loan. Similarly, the Fund may invest in loans and other assets secured or, in the case of certain assets (including mezzanine loans and preferred equity), supported by transitional real estate assets, where significant improvement in the performance of such assets may result in prepayments as other, less expensive or restrictive financing alternatives become available to the borrower. In either case, prepayment rates cannot be predicted with certainty, and no strategy can completely insulate the Fund from increases in such rates. Furthermore, the Fund may acquire debt at a discount or premium, and the Fund’s anticipated yield on such assets would be impacted if such debt is prepaid more quickly than anticipated. Under certain prepayment scenarios, the Fund may fail to recoup fully the cost of its investment. While the Fund may be entitled to fees upon prepayment, such fees may not adequately compensate the Fund as the functional equivalent of a “make whole” payment, and, in certain cases, the Fund may not be entitled to prepayment fees at all.

Collateralized Loan Obligations and Other Securitizations. The Fund may invest in CLOs and other securitizations, which are generally limited recourse obligations of the issuer (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuer or proceeds thereof. Holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. Consequently, the Fund will typically not have any direct rights against the issuer of, or the entity that sold, assets underlying the securitization. The Securitization Assets may include, without limitation, broadly syndicated leverage loans, middle-market bank loans, CDO debt tranches, trust preferred securities, insurance surplus notes, asset-backed securities, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

Underlying Default Risks. To the extent underlying default rates with respect to the Securitization Assets occur or otherwise increase, the performance of the Fund’s investments will be adversely affected. The rate of defaults and losses on debt instruments will be affected by a number of factors, including global, regional and local economic conditions in the area where the borrower operates, the financial circumstances of the borrower as well as general market conditions. A decline in global markets (or any particular sub-market thereof) may result in higher delinquencies and/or defaults as borrowers may not be able to repay or refinance their outstanding debt obligations when due for a variety of reasons, which may adversely affect the performance of the Fund’s investments. In addition, such investments may be subject to the risk of bankruptcy of the issuer of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the issuer of such asset or nullified under applicable law.

Failure to Satisfy Certain Tests. The failure by a Securitization Vehicle to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a Securitization Vehicle fails certain tests, holders of senior debt tranches may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting Securitization Vehicle. If any of these occur, it could materially and adversely affect the return on the Fund’s investments.

Leveraged Credit Risk. The Fund’s investments in securitizations may also be subject to leverage risks. The leveraged nature of CLOs, in particular, magnifies the adverse impact of loan defaults. Because CLO investments represent a leveraged investment with respect to the underlying loans, changes in the market value of CLO investments could be greater than the change in the market value of the underlying loans, which are subject to credit, liquidity and interest rate risks.

Liquidity Risk. Certain debt tranches of Securitization Vehicles may be thinly traded or have a limited trading market and may have the effect of decreasing the Fund’s liquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities.

Prepayments and Reinvestment Risk. The Fund’s investments in securitizations and the Securitization Assets that collateralize them may prepay more quickly than expected and have an impact on the value of the Fund’s investments. See “Prepayment of Obligations” above. Early prepayments give rise to increased reinvestment risk, as the Fund or a CLO collateral manager might realize excess cash from prepayments earlier than expected. If the Fund or a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce net income and the fair value of that asset.

Reliance on Collateral Managers. Securitization Assets are typically actively managed by a third-party investment manager, and, as a result, the Securitization Assets will be traded, subject to rating agency and other constraints, by such investment manager. With respect to CLOs, the Fund is expected to rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the performance of the Fund’s investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the returns to the Fund, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund is also expected to rely on CLO collateral managers to act in the best interests of the CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interests of the CLOs (i.e., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of the Fund’s investments. For securitizations with corporate loans, the collateral manager’s role in reinvestment of principal amortization in performing credits and with respect to loans that default, as well as its ability to actively manage the portfolio through trading, will have a significant impact on the value of the underlying collateral and the performance of its securitization. If the collateral manager reinvests proceeds into loans which then default, does not sell loans before such loans default close to the original purchase price or does not effectively contribute to a restructuring process to maximize value of the loan the securitization owns, the collateral manager could materially and adversely impact the Fund’s investments.

Failure of Servicers to Effectively Service Loans. The failure of servicers to effectively service the loans underlying certain of the Fund’s investments would materially and adversely affect the Fund. Most securitizations of loans require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. If servicers are not vigilant in encouraging borrowers to make their monthly payments, the borrowers may be far less likely to make these payments, which could result in a higher frequency of default. If servicers take longer to liquidate non-performing assets, loss severities may tend to be higher than originally anticipated. The failure of servicers to effectively service the receivables underlying such assets could negatively impact the value of the Fund’s investments and its performance. Servicer quality is of prime importance in the default performance of certain personal loans. Servicers may go out of business, which would require a transfer of servicing to another servicer. Such transfers take time and loans may become delinquent because of confusion or lack of attention. Servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, causing losses to be greater than the outstanding principal balance of that loan.

Hedging and Risk Management Transactions; Currency Risks. The Fund may, but is not required to, utilize financial instruments for hedging and risk management purposes in order to: (a) protect against possible changes in the market value of the Fund’s investment portfolios resulting from fluctuations in the securities markets and changes in interest rates, (b) protect the Fund’s unrealized gains in the value of the Fund’s investment portfolios, (c) facilitate the sale of any such investments, (d) preserve returns, spreads or gains on any investment in the Fund’s portfolios, (e) hedge the interest rate or currency exchange rate on any of the Fund’s liabilities or assets, (f) protect against any increase in the price of any investments the Fund anticipates purchasing at a later date, or (g) for any other similar reason that the Adviser deems appropriate. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged and the Adviser’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Regardless of skill, there can be no guarantee that instruments suitable for hedging purposes will be available at the time the Fund wishes to use them or that any hedge would reduce applicable risks. For example, Oaktree does not expect that the full risk of currency fluctuations can be eliminated due to the limitations in the foreign currency market. Foreign currency exchange rates (or prices in currencies) can make substantial moves in short periods of time and in unanticipated directions due to a number of factors, including changing supply and demand relationships; fiscal, monetary and exchange control programs and policies of governments; national and international political and economic events; government trade programs; changes in interest rates and rates of inflation; changes in currency valuations; and technical fluctuations of the marketplace. Because a material portion of the Fund’s investments may be denominated in or rely upon underlying cash flows denominated in currencies other than the U.S. dollar, such changes could have a significant adverse impact on the Fund. Finally, while the Fund may enter into hedging transactions to seek to reduce risk, such transactions themselves may entail certain other risks, such as unanticipated changes in interest rates, the prices of investments or currency exchanges, which may result in a poorer overall performance for the Fund than if it had not engaged in such hedging transactions.

Exclusive Forum. Our Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on behalf of the Fund, other than actions arising under United States federal securities laws, (c) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Fund to the Fund or to the stockholders of the Fund, (d) any action asserting a claim against the Fund or any director or officer or other agent of the Fund arising pursuant to any provision of the MGCL or the Charter or Bylaws, or (e) any other action asserting a claim against the Fund or any director or officer or other agent of the Fund that is governed by the internal affairs doctrine. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Fund consents in writing to such court. The exclusive forum selection provision will not apply to claims arising under the federal securities laws, or any other claim for which the federal courts have exclusive jurisdiction. The exclusive forum selection provision may increase costs for a Shareholder to bring a claim and may discourage claims or limit Shareholders’ ability to bring a claim in a judicial forum that they find favorable. It is also possible that a court could rule that the provision is inapplicable or unenforceable. If this occurred, we may incur additional costs associated with resolving such action in another forum, and/or the other forum may incorrectly apply or interpret the applicable Maryland law (in a manner that is adverse to us), which could materially adversely affect our business, financial condition and results of operations.

Highly Volatile Markets. The prices of the Fund’s investments can be highly volatile. Governments from time to time intervene, directly and by regulation, in certain markets. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses. In addition, because of the nature of the Fund’s trading activities, the results of the Fund’s operations may fluctuate on a daily basis. Accordingly, investors in the Fund should understand that the results of a particular period will not necessarily be indicative of results in future periods. Variance in the degree of volatility of the market from the Fund’s expectations may produce significant losses to the Fund.

High Portfolio Turnover. The different strategies used by the Fund may, from time to time, require frequent trading and a high portfolio turnover. The more frequently the Fund trades, the higher the commission and transaction costs and certain other expenses involved in the Fund’s operations. These costs will be borne by the Fund regardless of the profitability of the Fund’s investment and trading activities. In addition, a high portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains.

Investment Restrictions

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of stockholders, duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares, whichever is less.

Fundamental Restrictions

The Fund may not:

(1)	Issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2)	The Fund may make loans to the maximum extent permitted by the 1940 Act and any exemptive order or other relief issued by the SEC, including, without limitation, through the lending of its portfolio securities and through loans to other funds managed by the Adviser and its affiliates.

(3)	Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry or group of industries (excluding securities of the U.S. Government, its agencies and instrumentalities, mortgage-backed securities and mortgage-related securities). For purposes of this restriction, the Fund treats different types of securitizations as separate industries based on the underlying asset type and treats investments in securitizations of each type of underlying asset as a separate industry from investments directly in the underlying asset type.

(4)	Underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

(5)	Purchase or sell real estate except that the Fund may: (a) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (b) acquire, hold, and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets; (c) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; (d) purchase and sell forward contracts, financial futures contracts and options thereon, and other derivative instruments; (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and (f) as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

(6)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from investing in entities formed to hold specific infrastructure assets or from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

The Board has adopted a repurchase offer fundamental policy resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the Fund’s outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class. The Fund is required to offer to repurchase between 5% and 25% of its outstanding Shares with each repurchase offer.

In addition, the Fund has adopted the following fundamental policy with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities) of the Fund.

(a)	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

(b)	The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to Shareholders of the repurchase offer.

(c)	There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value (“NAV”) applicable to the repurchase offer is determined (the “Repurchase Pricing Date”).

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchase of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction, except that there is an ongoing asset coverage requirement in the case of borrowings. For purposes of Investment Restriction No. 3 above, the Fund may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. in determining industry classifications. In addition, the Fund may select its own industry classifications, provided such classifications are reasonable. The Fund’s use of these classification systems is not a fundamental policy of the Fund and therefore, can be changed without stockholder approval.

Non-Fundamental Restrictions

The Fund’s investment objective and investment strategies are not fundamental and may be changed by the Board without stockholder approval. The Fund will provide stockholders with at least 60 days’ notice prior to changing the policy to invest, under normal circumstances, 80% of its net assets (plus the amount of any borrowings for investment purposes) in ABF Investments, throughout the world, including the United States.

Management of the Fund

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund’s Custodian and the Fund’s Transfer Agent. The day-to-day operations of the Fund are delegated to the Adviser, subject to the supervision of the Board of Directors.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
INDEPENDENT DIRECTORS:(5)
Edward A. Kuczmarski Director and Independent Chair of the Board, Member of the Audit Committee, Member of the Governance Committee Born: 1949	Since January 23, 2025	10	Retired.	Director/Trustee of several investment companies advised or administered by Brookfield Public Securities Group LLC (“PSG” or the “Administrator”) (2011 – Present).
Stuart A. McFarland Director, Member of the Audit Committee, Member of the Governance Committee Born: 1947	Since January 23, 2025	10	Managing Partner of Federal City Capital Advisors (1997 – 2021).	Director/Trustee of several investment companies advised or
administered by PSG (2006 – Present); Director of Drive Shack Inc. (formerly,
				New Castle Investment Corp.) (2000 – 2020); Director of New America High Income Fund (2013 – Present); Director of New Senior Investment Group, Inc. (2014 – 2021); Director of Steward Partners (2017 – 2020); Chair of the Board of Raven SX (2022 - Present).
Heather S. Goldman Director, Member of the Audit Committee, Chair of the Governance Committee Born: 1967	Since January 23, 2025	10	CFO of My Flex Inc. an EQBR company (2022 – 2023); Executive in Residence, Global Digital Finance (December 2024).	Director/Trustee of several investment companies advised or administered by PSG.
William H. Wright II Director, Chair of the Audit Committee, Member of the Governance Committee Born: 1960	Since January 23, 2025	10	Retired.	Director/Trustee of several investment companies advised or administered by PSG (2020 – Present); Director of Alcentra Capital

Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
				Corporation (1940 Act BDC) (2018 – 2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2013 – 2019); Director of the Carlyle Group, TCG BDC I, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (2021 – Present).
Betty A. Whelchel Director, Member of the Audit Committee, Member of the Governance Committee Born: 1956	Since January 23, 2025	10	Retired.	Director/Trustee of several investment companies advised or administered by PSG (2024 – Present).
Susan Schauffert-Tam Director, Member of the Audit Committee, Member of the Governance Committee Born: 1968	Since January 23, 2025	10	Managing Director, BMO Capital Markets (2007 – 2024).	Director/Trustee of several investment companies advised or administered by the Adviser (2024 – Present).

(1)	Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281, unless otherwise noted.
(2)	The term of office of the Independent Directors is indefinite.
(3)	As of the date of this SAI, the Fund Complex is comprised of the Fund, Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Oaktree Diversified Income Fund Inc., Brookfield Real Assets Income Fund Inc., and Oaktree Asset-Backed Income Fund Inc.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies), or other investment companies registered under the 1940 Act.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”

Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
INTERESTED DIRECTORS/OFFICERS:(5)
Brian F. Hurley President and Director Born: 1977	Director and President since December 16, 2024	10	President of several investment companies advised or administered by PSG (2014 – Present); General Counsel of the Administrator (2017 – Present); General Counsel of Brookfield Oaktree Wealth Solutions (2021 – Present); Managing Partner of Brookfield Asset Management Inc. (2016 – Present).	Director/Trustee of several investment companies advised by PSG (2024 – Present).
Casey P. Tushaus Treasurer Born: 1982	Since December 16, 2024	N/A	Treasurer of several investment companies advised or administered by PSG (2021 – Present); Assistant Treasurer of several investment companies advised or administered by the Administrator (2016 – 2021); Director of the Administrator (2021 – Present); Vice President of the Administrator (2014 – 2021).	N/A
Craig A. Ruckman Secretary Born: 1977	Since December 16, 2024	N/A	Secretary of several investment companies advised or administered by PSG (2022 – Present); Managing Director of the Adviser (2022 – Present); Director of Allianz Global Investors U.S. Holdings LLC (2016 – 2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund	N/A

Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
Complex (2017 – 2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019 – 2022).
Adam R. Sachs Chief Compliance Officer (“CCO”) Born: 1984	Since January 23, 2025	N/A	CCO of several investment companies advised or administered by PSG (2017 – Present); Director of the Administrator (2017 – Present); CCO of Brookfield Investment Management (Canada) Inc. (2017 – 2023).	N/A
Mohamed S. Rasul Assistant Treasurer Born: 1981	Since January 23, 2025	N/A	Assistant Treasurer of several investment companies advised or administered by PSG (2016 – Present); Vice President of the Administrator (2019 – Present).	N/A

(1)	Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281, unless otherwise noted.
(2)	Mr. Hurley will hold office as Director for an indefinite term until the earliest of: (i) the next meeting of stockholders, if any, called for the purpose of considering the election or re-election of Mr. Hurley and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date Mr. Hurley resigns or retires, or is removed by the stockholders, in accordance with the Fund’s Charter and Bylaws. Each officer will hold office for an indefinite term or until the date he or she resigns or retires until his or her successor is elected and qualified.
(3)	As of the date of this SAI, the Fund Complex is comprised of the Fund, Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Oaktree Diversified Income Fund Inc., Brookfield Real Assets Income Fund Inc., and Oaktree Asset-Backed Income Fund Inc.
(4)	This column includes only directorships of companies required to report to the SEC under the Exchange Act, (i.e., public companies), or other investment companies registered under the 1940 Act.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”

Additional Information Concerning the Board of Directors

The role of the Board

The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Fund’s investment adviser and administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Fund and its service providers. The Board has appointed senior employees of the Administrator as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations, or activities.

Board leadership structure

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Governance Committee, and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below. Currently, five of the six members of the Board, including the Chairman of the Board, are Independent Directors, which are Directors that are not affiliated with the Adviser, Administrator, or its affiliates, and each of the Audit Committee, Governance Committee, and QLCC are comprised entirely of Independent Directors. Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda-setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda-setting process for the Audit Committee meetings. The Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function.

The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function, and composition of the Committees are appropriate means to provide effective oversight on behalf of Shareholders. The Independent Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board oversight of risk management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser and Administrator (including senior compliance, financial reporting, and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser, and the Fund’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.

Information about each Director’s qualifications, experience, attributes, or skills

The Board believes that each of the Directors has the qualifications, experience, attributes, and skills (“Director Attributes”) appropriate to serve as a Director of the Fund in light of the Fund’s business and structure. Certain of these business and professional experiences are set forth in detail in the table above. The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Governance Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each particular Director and certain of their Director Attributes. The information provided below, and in the table above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Fund.

Edward A. Kuczmarski. Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In having served on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director/trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chair of the Board of Directors, and is a member of the Governance Committee and the Audit Committee.

Heather S. Goldman. Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser and the Administrator. Ms. Goldman is a capital markets financial services and tech executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management, technology and commercial banking industries. She had previously served as head of global marketing for the Administrator, and as such has extensive knowledge of the Administrator, its operations, and personnel. She also has experience working in other roles for the parent company of the Administrator. Prior to working with the Administrator, and for nearly five years, she acted as CEO and Chair, co-founding and managing Capital Thinking, a financial services risk-management technology company in New York, New York. Currently, she serves as an Executive in Residence at Global Digital Finance. Ms. Goldman is a member of the Audit Committee and is Chair of the Governance Committee.

Stuart A. McFarland. Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring, and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors/trustees for various other investment management companies and non-profit entities, and was the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Governance Committee.

William H. Wright II. Mr. Wright has extensive experience in executive leadership, investment banking and corporate finance. He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group, where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking. Mr. Wright served on the board of directors/trustees for various other investment management companies and non-profit entities. Mr. Wright serves as Chair of the Audit Committee and is a member of the Governance Committee.

Betty A. Whelchel. Ms. Whelchel has extensive experience in financial services law and regulation, international finance and public policy. She has held a number of senior management positions at international financial institutions, including serving as U.S. Head of Public Policy and Regulatory Affairs and U.S. General Counsel for BNP Paribas, Global General Counsel for Deutsche Asset Management and U.S. Deputy General Counsel for Deutsche Bank AG. She started her career in the General Counsel’s office of the U.S. Treasury Department, and worked as a lawyer with Shearman & Sterling in its New York and Tokyo offices, specializing in bank finance, mergers and acquisitions and joint ventures. Throughout her career, Ms. Whelchel has been active in industry initiatives related to financial regulation and corporate governance, including the Committee on Capital Markets Regulation, the Executive Committee of the Institute of International Bankers Board of Trustees, and the Association of the Bar of the City of New York’s Special Task Force on the Lawyer’s Role in Corporate Governance. She has received numerous awards, including 2015 Legal 500 Individual of the Year in Financial Services and the 2013 Burton “Legend in the Law” Award. Ms. Whelchel is a member of the Audit Committee and the Governance Committee.

Susan Schauffert-Tam. Ms. Schauffert-Tam has extensive experience in executive leadership as a senior finance professional, including experience in capital structuring, credit, mergers and acquisitions and debt capital markets. Ms. Schauffert-Tam is a capital markets financial services executive, who over a twenty-plus year career has worked in a senior capacity with a particular focus on infrastructure financing. She previously served as a Managing Director of BMO Capital Markets until her retirement in 2024, having joined the firm in 1999. During her career at BMO Capital Markets, Ms. Schauffert-Tam was responsible for debt origination, including structuring both public and private financing transactions. In addition, Ms. Schauffert-Tam previously served as head of debt syndication at BMO Capital Markets where she led the team responsible for bringing all corporate investment grade, high yield debt, asset-backed securities and project bonds to market across a variety of industries. Ms. Schauffert-Tam is a member of the Audit Committee and the Governance Committee.

Brian F. Hurley. Mr. Hurley has 22 years of industry experience and is General Counsel for the Public Securities Group as well as a Managing Partner of Brookfield Asset Management. In this role he oversees the legal and regulatory functions and is also actively involved in the Public Securities Group’s investment funds business, including product and business development. Prior to joining the firm in 2010, Mr. Hurley was an attorney at Paul Hastings LLP and a member of the Investment Management Practice Group, where he focused his practice on representing investment advisers and various forms of investment companies. Mr. Hurley earned a Juris Doctor degree from Columbia University and a Bachelor of Arts degree from the College of the Holy Cross.

Board Committees

The Fund established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Fund faces: the Audit Committee, the QLCC, and the Governance Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Fund’s committee structure is specifically not intended or designed to prevent or mitigate the Fund’s investment risks. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that unforeseen risks may emerge in the future.

Audit Committee

The Audit Committee is comprised of Messrs. Wright, Kuczmarski, McFarland and Mses. Goldman, Whelchel, and Schauffert-Tam. It does not include any interested Directors. The Audit Committee meets regularly with respect to the various series of the Fund. The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditors, to review with the Fund’s auditors the scope and anticipated costs of their audit, and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith.

The Audit Committee also serves as the QLCC for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer’s attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and, potentially, “up the ladder” to other entities).

Governance Committee

The Governance Committee is comprised of Messrs. Kuczmarski, McFarland and Wright and Mses. Goldman, Whelchel, and Schauffert-Tam. The function of the Fund’s Governance Committee is to recommend candidates for election to its Board as Independent Directors. The Fund’s Governance Committee evaluates each candidate’s qualifications for Board membership and their independence from the Adviser and other principal service providers. The Governance Committee will consider nominees recommended by Shareholders who, separately or as a group, own at least one percent of the Shares.

Board Meetings

The Fund’s Fund Governance Policies and Procedures provide that the Chair of the Board, who is elected by the Independent Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Governance Committee shall serve as such.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for Each Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director as of December 31, 2024.

Name of Director	Aggregate dollar range of equity securities held in the Fund*(1)	Aggregate dollar range of equity securities held in the Complex*(1)(2)
Interested Director:
Brian F. Hurley	A	C
Independent Director:
Heather S. Goldman	A	C
Edward A. Kuczmarski	A	E
Stuart A. McFarland	A	E
William H. Wright II	A	A
Betty A. Whelchel	A	A
Susan Schauffert-Tam	A	A

*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

All shares were valued as of December 31, 2024.

(1)	“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(2)	The aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in each of Brookfield’s and Oaktree’s family of investment companies (the “Fund Complex”) as of December 31, 2024. As of the date of this SAI, the Fund Complex is comprised of the Fund, Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Oaktree Diversified Income Fund Inc., Brookfield Real Assets Income Fund Inc., and Oaktree Asset-Backed Income Fund Inc.

As of December 31, 2024, none of the Independent Directors nor members of their immediate families, owned securities beneficially or of record in the Adviser or any affiliate thereof. Accordingly, neither the Independent Directors nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate thereof was a party.

Remuneration of Directors and Officers

No remuneration was paid by the Fund to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, was entitled to receive compensation from the Fund Complex.

For the fiscal year ended December 31, 2024, the aggregate annual retainer paid to each Independent Director of the Board for the Fund Complex was $250,000. Effective January 1, 2025, the aggregate annual retainer paid to each Independent Director of the Board for the Fund Complex is $260,000. The Independent Chair of the Fund receives an additional payment of $55,000 per year. The Chair of the Audit Committee receives an additional payment of $50,000 per year. The Chair of the Governance Committee receives an additional payment of $15,000 per year. The Independent Directors also receive reimbursement from the Fund for expenses incurred in connection with attendance at regular meetings. In addition, the Board has established a continuing education policy. In particular, the Directors are encouraged to attend at least two in-person educational enrichment programs or events at the expense of the Fund Complex on an annual basis. Also, the Fund Complex will reimburse the Directors for their registration fees to attend an unlimited number of remote or virtual learning opportunities. The Fund does not have a pension or retirement plan. No other entity affiliated with the Fund pays any compensation to the Directors.

Compensation Table

Name of person and position	Aggregate compensation from the Fund(1)	Total compensation from the Fund Complex(2)
Interested Director:
Brian F. Hurley	N/A	N/A(8)
Independent Director:
Heather S. Goldman	N/A	$265,000(8)
Edward A. Kuczmarski	N/A	$305,000(8)
Stuart A. McFarland	N/A	$250,000(8)
William H. Wright II	N/A	$300,000(8)
Betty A. Whelchel	N/A	$250,000(8)
Susan Schauffert-Tam	N/A	$28,533(8)

(1)	The Fund had not yet commenced operations as of the fiscal year ended December 31, 2024.
(2)	The parenthetical number represents the number of investment companies or portfolios thereof from which such person receives compensation and which are considered part of the Fund Complex as of December 31, 2024. The total compensation does not include, among other things, out-of-pocket Director expenses. As of the date of this SAI, there are ten (10) investment companies and portfolios in the Fund Complex.

Indemnification of Officers and Directors; Limitations on Liability

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Fund’s charter, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, obligates the Fund to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan, or other enterprise as a director, officer, partner, member, manager, trustee, employee or agent from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Fund’s charter also permits the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund, if any.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property, or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Investment Adviser

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. The Adviser is an affiliate of Oaktree Capital Management, L.P., a Delaware limited partnership (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Brookfield Oaktree Holdings, LLC, a Delaware limited liability company (collectively with OCM and the Adviser, “Oaktree”). Oaktree was formed in April 1995 and is a leading global investment management firm headquartered in Los Angeles, California, with more than 1,200 employees throughout offices in 23 cities worldwide. As of September 30, 2024, OCM had approximately $205 billion in assets under management. Oaktree’s senior executives and investment professionals have focused on less efficient markets and alternative investments for the past 38 years. Oaktree emphasizes an opportunistic, value-oriented approach to investments in distressed debt, corporate debt (including mezzanine finance, direct lending, high yield debt and senior loans), control investing, convertible securities, real estate, listed equities and multi-strategy solutions.

The firm’s competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy. This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings. As a result of consistent application of our philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree’s clients are 65 of the 100 largest U.S. pension plans, more than 525 corporations around the world, 40 of the 50 state retirement plans in the United States, over 275 endowments and foundations globally, and 16 sovereign wealth funds.

Oaktree’s expertise in investing across the capital structure has allowed Oaktree to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities. Importantly, the expansion of Oaktree’s strategies has been achieved primarily through “step-outs” into highly related fields, based on identifying markets that Oaktree believes (a) have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm’s philosophy focused on risk control.

In 2019, Brookfield Asset Management ULC (formerly, Brookfield Asset Management Inc.), an unlimited liability company formed under the laws of British Columbia, Canada (“BAM ULC”) (“Brookfield”), acquired a majority interest in Oaktree. Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management”), holds a 25% interest in BAM ULC. Brookfield Asset Management is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with approximately $1 trillion of assets under management as of September 30, 2024. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. As of September 30, 2024, the Adviser had approximately $9.5 billion under management.

The Fund and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which the Adviser is entitled to receive a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

Pursuant to the Advisory Agreement, the Adviser receives an annual Management Fee, payable monthly in arrears by the Fund, in an amount equal to 1.35% of the Fund’s average daily Managed Assets. Managed Assets are defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) and derivatives will be valued at their market value. Pursuant to a Management Fee Waiver Agreement, the Adviser has contractually agreed to waive the Management Fee through at least April 30, 2026.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, and shall be calculated and accrued on a daily basis while being determined and payable in arrears at the end of each fiscal quarter beginning on and after the commencement of the first fiscal quarter following the calendar year end 2024.

Thus, the calculation of the Incentive Fee for each fiscal quarter is as follows:

●	No Incentive Fee shall be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income does not exceed a quarterly return of 1.50% per quarter based on the Shares’ average daily net assets for the applicable quarterly payment period (calculated in accordance with U.S. GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 6.00% annualized; and

●	For any fiscal quarter in which Pre-Incentive Fee Net Investment Income (if any) exceeds the Quarterly Return, the Incentive Fee with respect to the Shares shall equal 12.5% of Pre-Incentive Fee Net Investment Income.

“Pre-Incentive Fee Net Investment Income,” with respect to the Shares, is defined as the Shares’ net investment income, which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Fund pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Fund, any other fund expenses, determined in accordance with U.S. GAAP prior to the application of the Incentive Fee.

The following graphic highlights the operation of the Incentive Fee:

Quarterly Incentive Fee

The Shares’ Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the Shares’ average beginning monthly net asset value)

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets per quarter)

0%	1.50% (6.00% annualized)
← 0% →	← 12.5% →

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

The Incentive Fee is accrued on a daily basis and taken into account for the purpose of determining the Fund’s net asset value. Accordingly, the repurchase price received by a Shareholder whose Shares are repurchased in a tender offer will be based on a valuation that will reflect an Incentive Fee accrual, if any. The Incentive Fee presents certain risks that are not present in funds without an Incentive Fee. See “—Incentive Fee Risk” under “Principal Risks of Investing in the Fund.”

The Advisory Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Directors in accordance with the requirements of the 1940 Act.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment by the Adviser or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence, or reckless disregard of duties. The Advisory Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Adviser or the Fund by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Advisory Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Directors in accordance with the requirements of the 1940 Act.

A discussion regarding the basis of the Board of Directors’ most recent approval of the Advisory Agreement shall be included in the Fund’s next semi-annual or annual report. The basis for subsequent approvals of the Fund’s Advisory Agreement will be provided in annual or semi-annual reports to shareholders for the financial reporting periods in which the Advisory Agreement was acted upon by the Board of Directors.

Administrator

Brookfield Public Securities Group LLC (“PSG”), located at Brookfield Place, 225 Liberty Street, New York, NY 10281, serves as the Administrator and accounting agent. Pursuant to the an administration agreement (the “Administration Agreement”), the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. For its services under the Administration Agreement, PSG receives from the Fund: (i) when the Fund’s Managed Assets are less than $500 million, an annual fee of $150,000; and (ii) when the Fund’s Managed Assets are equal to or exceed $500 million, a fee at an annual rate of 0.03% of the Fund’s average daily Managed Assets, payable monthly in arrears.

Sub-Administrator

U.S. Bancorp Fund Services, LLC (in such capacity, the “Sub-Administrator”) will provide certain administrative and fund accounting services pursuant to a fund services agreement with the Fund (the “Fund Services Agreement”). Pursuant to the Fund Services Agreement, and subject to the supervision of the Administrator, the Sub-Administrator will provide certain administrative services to the Fund that are not otherwise provided by the Administrator, which include, but are not limited to: assisting in securities valuation; performing portfolio accounting services; and assisting in the preparation of financial reports.

Portfolio Managers

Brendan Beer and Loris Nazarian are responsible for management of the Fund. Brendan Beer is the lead portfolio manager and Loris Nazarian is an assistant portfolio manager.

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of September 30, 2024.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts(*)	Beneficial Ownership of Equity Securities in Fund Managed by each Portfolio Manager	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts(*)	Number of Other Accounts Managed and Total Assets for such Accounts(*)
Brendan Beer	0	$0	1/$426	4/$8,122
Loris Nazarian	0	$0	9/$12,516	26/$17,035

*	Assets in millions

Oaktree attracts, motivates and retains talented employees by making them active participants in, and beneficiaries of, the firm’s success. In addition to salaries, all Oaktree employees share in the discretionary bonus pool (which receives a participation of 10% or more in all of Oaktree’s profits). An employee’s participation in the bonus pool is based on unit and company success, level of responsibility, and individual performance. Oaktree also matches employee retirement plan contributions up to a pre-determined percentage.

Oaktree’s compensation program design allows for participation in all products’ results to further align its employees’ interests with those of its clients. This is evidenced by Oaktree’s long-term incentive program, which allows eligible senior employees to participate in the success of multiple Oaktree investment strategies and products. Awards under Oaktree’s primary long-term incentive program will, unless otherwise elected by the receiving employee, track the performance of the Fund. Therefore, employees have a financial interest in the success of multiple Oaktree investment strategies, which supports an alignment of interests with Oaktree clients. The most important determinants of incentive compensation are the success of the firm and strategy and the contribution of the individual. A significant portion of employee compensation is derived from bonuses, which are a function of the firm’s profitability and the individual employee’s responsibilities and performance. Salaries are fixed at different levels based upon total compensation bands.

Key investment professionals who devote substantial time to certain funds may be awarded a right to participate in the carried interest from such funds, subject to a vesting schedule. Key investment professionals who devote substantial time to certain evergreen funds may be awarded a share of the annual incentive fees, if any, received by Oaktree from such funds. Taken together, the incentive compensation elements of bonuses, long-term incentive awards, incentive fee sharing and/or participation in carried interest represent a far greater proportion of a senior investment professional’s long-term compensation than does the fixed annual salary.

Founding principals do not receive salaries or bonuses but rather derive the majority of their compensation from equity holdings. As a founding principal, Bruce Karsh does not receive a salary or bonus, but does receive compensation through his equity holdings and carried interest.

Investment Professionals At Oaktree

As of September 30, 2024, Oaktree employs over 450 investment, legal and compliance professionals who are supported by nearly 800 administrative and marketing professionals. Oaktree’s senior executives and investment professionals have focused on less efficient and alternative markets, specifically concentrating their efforts in distressed debt, corporate debt (including high yield debt and senior loans), control investing, convertible securities, real estate and listed equities, all of which capabilities Oaktree believes complement and leverage off each other.

The biographies of certain members of Oaktree’s senior management are set forth below.

Oaktree Senior Management

Howard Marks, CFA

Co-Chairman

Since the formation of Oaktree in 1995, Mr. Marks has been responsible for ensuring the firm’s adherence to its core investment philosophy; communicating closely with clients concerning products and strategies; and contributing his experience to big-picture decisions relating to investments and corporate direction. From 1985 until 1995, Mr. Marks led the groups at The TCW Group, Inc. that were responsible for investments in distressed debt, high yield bonds, and convertible securities. Previously, Mr. Marks was with Citicorp Investment Management for 16 years, where from 1978 to 1985 he was Vice President and senior portfolio manager in charge of convertible and high yield securities. Between 1969 and 1978, he was an equity research analyst and, subsequently, Citicorp’s Director of Research. Mr. Marks holds a B.S.Ec. degree cum laude from the Wharton School of the University of Pennsylvania with a major in finance and an M.B.A. in accounting and marketing from the Booth School of Business of the University of Chicago. He is a CFA® charterholder. Mr. Marks is an Emeritus Trustee and Advisory Member of the Investment Committee at the Metropolitan Museum of Art. He is a member of the Investment Committee of the Royal Drawing School in London. He also serves on the Shanghai International Financial Advisory Council and the Advisory Board of Duke Kunshan University and is an Emeritus Trustee of the University of Pennsylvania, where from 2000 to 2010 he chaired the Investment Board.

Bruce Karsh

Co-Chairman and Chief Investment Officer

Mr. Karsh is Oaktree’s Co-Chairman and one of the firm’s co-founders. He also is Chief Investment Officer and serves as portfolio manager for Oaktree’s Global Opportunities, Value Opportunities and Global Credit strategies. Prior to co-founding Oaktree, Mr. Karsh was a managing director of TCW Asset Management Company, and the portfolio manager of the Special Credits Funds from 1988 until 1995. Prior to joining TCW, Mr. Karsh worked as

Assistant to the Chairman of SunAmerica, Inc. Prior to that, he was an attorney with the law firm of O’Melveny & Myers. Before working at O’Melveny & Myers, Mr. Karsh clerked for the Honorable Anthony M. Kennedy, then of the U.S. Court of Appeals for the Ninth Circuit and retired Associate Justice of the U.S. Supreme Court. Mr. Karsh holds an A.B. degree in economics summa cum laude from Duke University, where he was elected to Phi Beta Kappa. He went on to earn a J.D. from the University of Virginia School of Law, where he served as Notes Editor of the Virginia Law Review and was a member of the Order of the Coif. Mr. Karsh serves on the boards of a number of privately held companies. He is a member of the investment committee of the Broad Foundations. Mr. Karsh is Trustee Emeritus of Duke University, having served as Trustee from 2003 to 2015, and as Chairman of the Board of DUMAC, LLC, the entity that managed Duke’s endowment, from 2005 to 2014.

Robert O’Leary

Co-Chief Executive Officer

Mr. O’Leary serves as co-Chief Executive Officer, primarily focused on overseeing the organization and performance of Oaktree’s investment teams. He is also portfolio manager for the firm’s Global Opportunities strategy, leading the group’s investment activities in North America. In this capacity, he contributes to the analysis, portfolio construction and management of both the Global Opportunities and Value Opportunities strategies. Prior to joining Oaktree in 2002, he worked at McKinsey & Company, where he was a consultant, and Orion Partners, a private equity firm, where he focused on investments in private companies. Mr. O’Leary graduated magna cum laude from Pomona College with a B.A. degree in economics, and he received his M.B.A. from Harvard Business School.

Armen Panossian

Co-Chief Executive Officer and Head of Performing Credit

Mr. Panossian serves as co-Chief Executive Officer, primarily focused on overseeing the organization and performance of Oaktree’s investment teams. He is also Head of Performing Credit, where his responsibilities include oversight of the firm’s liquid and private credit strategies and as a portfolio manager within the Global Private Debt and Global Credit strategies. Mr. Panossian joined Oaktree’s Global Opportunities group in 2007. In January 2014, he joined the U.S. Senior Loans team to assume co-portfolio management responsibilities and lead the development of Oaktree’s CLO business. He became head of all performing credit in 2019. Mr. Panossian joined Oaktree from Pequot Capital Management, where he worked on their distressed debt strategy. Mr. Panossian holds a B.A. degree in economics with honors and distinction from Stanford University, where he was elected to Phi Beta Kappa; an M.S. degree in health services research from Stanford Medical School; a J.D. degree from Harvard Law School; and an M.B.A. from Harvard Business School. Mr. Panossian serves on the Advisory Board of the Stanford Institute for Economic Policy Research. He is a member of the State Bar of California.

John Frank

Vice Chairman

Mr. Frank is Oaktree’s Vice Chairman and works closely with Howard Marks, Bruce Karsh, Robert O’Leary, Armen Panossian and Todd Molz in managing the firm. Mr. Frank joined in 2001 as General Counsel and was named Oaktree’s Managing Principal in early 2006, a position which he held for about nine years. As Managing Principal, Mr. Frank was the firm’s principal executive officer and responsible for all aspects of the firm’s management. Prior to joining Oaktree, Mr. Frank was a partner of the Los Angeles law firm of Munger, Tolles & Olson LLP where he managed a number of notable merger and acquisition transactions. While at that firm, he served as primary outside counsel to public- and privately-held corporations and as special counsel to various boards of directors and special board committees. Prior to joining Munger Tolles in 1984, Mr. Frank served as a law clerk to the Honorable Frank M. Coffin of the United States Court of Appeals for the First Circuit. Prior to attending law school, Mr. Frank served as a Legislative Assistant to the Honorable Robert F. Drinan, Member of Congress. Mr. Frank holds a B.A. degree with honors in history from Wesleyan University and a J.D. magna cum laude from the University of Michigan Law School, where he was Managing Editor of the Michigan Law Review and a member of the Order of the Coif. He is a member of the State Bar of California and, while in private practice, was listed in Woodward & White’s Best Lawyers in America. Mr. Frank is a member of the Board of Directors of Chevron Corporation and Daily Journal Corporation and a Trustee of Wesleyan University, The James Irvine Foundation, and the XPRIZE Foundation.

Todd Molz

Chief Operating Officer

Mr. Molz serves as Oaktree’s Chief Operating Officer where he oversees the day-to-day management of the firm, with all non-investment functions reporting to him. Prior to assuming this role in 2024, he served as General Counsel and Chief Administrative Officer and was responsible for the Compliance, Internal Audit and Administration functions as well as all legal activities, including fund formation, acquisitions and other special projects. Prior to joining the firm in 2006, Mr. Molz was a Partner of the Los Angeles law firm of Munger, Tolles & Olson LLP, where his practice focused on tax and structuring aspects of complex and novel business transactions. Prior to joining Munger Tolles, Mr. Molz served as a law clerk to the Honorable Alfred T. Goodwin of the United States Court of Appeals for the Ninth Circuit. Mr. Molz graduated cum laude from Middlebury College with a B.A. degree in political science. He received his J.D. degree with honors from the University of Chicago, where he served on the Law Review, received the John M. Olin Student Fellowship and was a member of the Order of the Coif.

Asset-Backed Finance Group

In addition to Mr. Brendan Beer and Mr. Loris Nazarian, the following persons are members of Oaktree’s Asset-Backed Finance Group:

Jennifer Marques

Managing Director and Head of Strategy and Structuring

Ms. Marques is a managing director and Head of Strategy and Structuring for Oaktree’s Structured Credit strategy, focused on the strategic and operational architecture of the Asset-Backed Finance platform. Prior to this, she led Oaktree’s Global Tax Structuring team, with responsibility for Oaktree’s fund and corporate tax structuring efforts globally. Ms. Marques is also co-chair of Oaktree’s Women’s Leadership Council. Before joining Oaktree in 2017, she worked at Cleary Gottlieb Steen & Hamilton LLP where she practiced as a tax lawyer focused on advising alternative asset management clients on investment and fund structuring. Prior thereto, she spent time as a tax adviser to the Goldman Sachs Merchant Banking and European Special Situations groups. Ms. Marques received a first-class honors degree in law (M.A. Oxon) from Oxford University and graduated from the legal practice course with distinction.

Rana Mitra

Managing Director

Mr. Mitra is a managing director for Oaktree’s Structured Credit strategy, focusing on the Asset-Backed Finance platform. Prior to joining the firm in 2025, he was a managing director and portfolio manager at Atalaya Capital Management where he led the investment and portfolio management for their equipment fund, and focused on equipment and other specialty finance verticals including asset-based lending, supply chain finance, SME lending, as well as aviation. Prior thereto, Mr. Mitra was a vice president at Del Mar Asset Management, a multi-strategy hedge fund, which spanned credit, special situations, and derivatives. He began his career with roles at Marc Bell Capital Partners and Bear Sterns. Mr. Mitra holds a B.Sc. in economics summa cum laude from The Wharton School at the University of Pennsylvania.

Justin Guichard

Managing Director

Mr. Guichard joined Oaktree in 2007. He is a managing director and co-portfolio manager for Oaktree’s Real Estate Debt and Structured Credit strategies. In addition to his strategy management responsibilities, Mr. Guichard is responsible for investing capital for Oaktree’s Real Estate Debt, Real Estate Income, Real Estate Opportunities, Structured Credit and Global Credit strategies. Prior to Oaktree, he worked for Barrow Street Capital which, he joined in 2005. Mr. Guichard began his career in Merrill Lynch & Co.’s Real Estate Investment Banking group. He received a B.A. degree from University of California, Los Angeles, where he was an Alumni Scholar, and an M.B.A. from MIT’s Sloan School of Management.

Christopher Gray, CFA

Senior Vice President

Mr. Gray is a senior vice president for Oaktree’s Structured Credit strategy. Prior to joining the firm in 2022, he led the ABS secondary trading desk at MUFG Securities and before that was responsible for structuring new issue ABS transactions and warehouses. Mr. Gray received a Master of Physics degree from the University of Oxford, specializing in theoretical physics and astrophysics. He is also a CFA charterholder.

Siddharth Jain

Senior Vice President

Mr. Jain is a senior vice president for Oaktree’s Structured Credit strategy, and also assists with the arranging and optimization of Oaktree-managed CLOs. Mr. Jain joined Oaktree in 2019 from Moody’s Investors Service, where he was an assistant vice president in the Structured Finance Group. There, Mr. Jain was responsible for leading the credit rating process for several CLO, CMBS and RMBS transactions during his seven year tenure at Moody’s. Prior thereto, Mr. Jain was an equity research analyst with J.P. Morgan, covering the U.S. small- and mid-cap software technology industry. Mr. Jain received an M.B.A. from Yale University and a bachelor of technology degree from Indian Institute of Technology (IIT) Bombay in aerospace engineering.

Stephanie Masters

Senior Vice President

Ms. Masters is a senior vice president for Oaktree’s Structured Credit Strategy focused on investments for the Asset-Backed Finance platform. Before joining the firm in 2024, she was an attorney on the investment team at Waterfall Asset Management in New York, responsible for structuring, negotiating and managing the legal execution of investments in a range of structured credit asset classes. Prior to this, Ms. Masters was a structured finance and securitization attorney practicing in the New York and Sydney offices of global law firm Allen & Overy LLP (now A&O Sherman). Ms. Masters received a B.Comm. in economics and a Bachelor of Laws from the University of Sydney in Australia. She is admitted to the New York Bar.

Matthew Scheer

Vice President

Mr. Scheer is a vice president for Oaktree’s Structured Credit strategy focused on the Asset-Backed Finance platform. Prior to joining the firm in 2024, he worked in the Asset Finance group at Goldman Sachs Asset Management, where he was responsible for underwriting and managing investments in specialty finance and other asset-backed opportunities. Before that he held roles at Tetragon Financial Group and Morgan Stanley. Mr. Scheer received a B.Sc. in commerce and B.A. in mathematics from the University of Virginia.

Alexandra Abele

Associate

Ms. Abele is an associate for Oaktree’s Structured Credit strategy. Prior to joining the firm in 2023, Ms. Abele was with Wells Fargo Securities for three years as an investment banking analyst and associate in the Structured Products and Securitization group. She received a B.A. degree in economics magna cum laude from Davidson College, where she was elected to Phi Beta Kappa.

Zhanna Martirossian

Associate

Ms. Martirossian is an associate for Oaktree’s Structured Credit strategy. She joined the firm in 2019, initially in the Portfolio Analytics, Risk and Reporting group covering the Value Equities and Real Estate Debt strategies. In this role, Ms. Martirossian oversaw investment-level performance, analytics and reporting. She joined Oaktree from Energy Trading Company where she focused on supply management. Ms. Martirossian received a B.Sc. in finance from California State University Northridge and an A.A. in merchandise marketing from Fashion Institute of Design & Merchandising.

Caitlin Fong

Analyst

Ms. Fong is an analyst for Oaktree’s Structured Credit strategy. Ms. Fong returned to Oaktree in 2023 following graduation from New York University’s Stern School of Business, where she earned a B.S. degree in business, with concentrations in finance and accounting, and psychology cum laude. Prior experience includes internships in Oaktree’s Corporate Finance and Corporate Accounting departments and for Barclays Investment Bank in the Financial Institutions group.

Marketing and Client Relations

Nicole Adrien

Managing Director, Chief Product Officer and Global Head of Client Relations

Ms. Adrien is Oaktree’s Chief Product Officer and Global Head of Client Relations. In this capacity, she oversees all aspects of our product management activities, including product design and governance, in addition to providing oversight of the firm’s corporate and marketing communications and investor relations functions. Ms. Adrien joined Oaktree in 2006 following graduation from the UCLA Anderson School of Management, where she was an Anderson Fellow and recipient of the J. Fred Weston Award for Excellence in Finance. Previous experience with Oaktree includes roles as marketing representative, Opportunistic Credit Product Specialist, and Director of Investor Relations for Oaktree’s public entity. Prior to Oaktree, Ms. Adrien worked at Goldman Sachs & Co. in the firm’s Investment Management, Equities and Executive Office divisions. Ms. Adrien is a member of the board of directors of Azorra, a privately held aircraft leasing platform and is NACD Directorship Certified. She holds a B.A. degree in comparative area studies magna cum laude from Duke University, where she was elected to Phi Beta Kappa. Ms. Adrien is fluent in Spanish and proficient in French.

Anthony Harrington

Managing Director and Global Head of Marketing

Mr. Harrington is the Global Head of Marketing for Oaktree. He joined Oaktree in 2008 with over ten years of institutional and intermediary distribution marketing experience, both at Coast Asset Management and Lazard Asset Management. Prior experience includes nearly three years in management consulting at Coopers & Lybrand, LLP and seven years in the field of education. Mr. Harrington received a B.A. degree in economics and history from St. Lawrence University and an Ed.M. degree in administration and planning from Harvard University.

Potential Conflicts of Interest

Oaktree and its affiliates manage a number of different investment strategies which present the possibility of overlapping investments, and thus the potential for conflicts of interest. Various accounts managed by Oaktree and its affiliates invest in a broad range of asset classes throughout the corporate capital structure, including loans and debt securities, preferred equity securities and common equity securities. In some cases, Oaktree accounts will hold an interest in one part of a company’s capital structure while one or more other accounts holds an interest in another part of that company’s capital structure. In such cases the interests of each account, including the Fund, may conflict with one another. If any matter arises that Oaktree determines in its good faith judgment constitutes an actual conflict of interest between the Fund and any other Oaktree accounts, Oaktree may take such actions as may be necessary or appropriate to prevent or reduce the conflict. There is no guarantee that any conflicts that arise between the Fund, any Oaktree account, or Oaktree and its affiliates will be resolved in favor of the Fund. Such conflicts could have the effect of benefiting other Oaktree accounts, or Oaktree and its affiliates, and may have an adverse effect on the Fund or its investments.

In the course of providing investment management services, Oaktree and all principals, partners, officers, employees of Oaktree, as well as certain consultants and other external service providers, and its affiliates (collectively, “Oaktree Representatives”), likely will come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including the Fund. In addition, certain accounts have acquired, and may in the future acquire, interests in companies that provide services to one or more other accounts. The payment of fees by accounts to a service provider owned in whole or in part by other accounts may give rise to potential conflicts of interest to the extent Oaktree directed or initiated such transaction. If Oaktree believes such instances may give rise to a conflict of interest, Oaktree will address such conflicts based on the facts and circumstances presented by each situation and attempt to employ measures to ensure that the accounts using the company’s services are charged arm’s-length prices for the services they receive. Such measures may include, where appropriate, having the company’s management control the negotiation of fees with the accounts to which services are provided and/or obtaining a “most favored nations” clause so that the accounts will automatically receive the benefit of the most favorable fees charged by the service provider to similarly situated clients. Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree account holds a significant ownership interest.

Conflicts Relating to Brookfield Asset Management In 2019, Brookfield acquired a majority interest in Oaktree. Oaktree is a wholly owned subsidiary of Brookfield. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. Brookfield and Oaktree have continued to operate their respective investment businesses largely independently, with each remaining under its own brand and led by its own management and investment teams. Brookfield and Oaktree manage their investment team independently of each other pursuant to an information barrier.

Oaktree accounts and their portfolio companies sometimes engage in activities and have business relationships that give rise to conflicts (and potential conflicts) of interest between them, on the one hand, and Brookfield and Brookfield’s clients (together, “Brookfield Accounts”) and their portfolio companies on the other hand. For so long as Brookfield and Oaktree manage their investment teams independently of each other pursuant to an information barrier, Oaktree, Oaktree accounts and their respective portfolio companies generally will not be treated as affiliates of Brookfield, Brookfield Accounts and their portfolio companies, and conflicts (and potential conflicts) considerations, including in connection with allocation of investment opportunities, investment and trading activities, and agreements, transactions and other arrangements entered into with Oaktree, Oaktree accounts and their portfolio companies, generally will be managed in accordance with disclosures set out in the governing documents and independently.

There is (and in the future will continue to be) overlap in investment strategies and investments pursued by Oaktree and Brookfield. Nevertheless, Oaktree generally does not coordinate or consult with Brookfield with respect to investment decisions of Oaktree accounts. While this absence of coordination and consultation, and the information barrier described above, in some respects serves to mitigate conflicts of interests between Oaktree and Brookfield, these same factors also give rise to certain conflicts and risks in connection with Brookfield’s and Oaktree’s investment activities, and make it more difficult to mitigate, ameliorate or avoid such situations. For example, because neither Brookfield nor Oaktree generally coordinate or consult with the other about investment activities and/or decisions made by the other, and neither Brookfield nor Oaktree is subject to any internal approvals over its respective investment activities and decisions by any person who would have knowledge and/or decision-making control of the investment decisions of the other, Brookfield will pursue investment opportunities for Brookfield Accounts which would also be suitable for Oaktree accounts, but which are not made available to such Oaktree accounts. Brookfield Accounts and Oaktree accounts compete, from time to time, for the same investment opportunities. Such competition could, under certain circumstances, adversely impact the purchase price of investments. Brookfield has no obligation to, and generally will not, share investment opportunities that would also be suitable for the Oaktree accounts, and Oaktree and Oaktree accounts have no rights with respect to any such opportunities.

In addition, Brookfield is not restricted from forming or establishing new Brookfield Accounts, such as additional funds or successor funds, which directly compete with Oaktree accounts for investment opportunities. Brookfield Accounts also are not restricted from pursuing investment opportunities based in whole or in part on information, support and knowledge provided directly or indirectly by Oaktree. For example, Oaktree may provide Brookfield, from time to time, with access to marketing-related support, including, for example, introductions to investor relationships and other marketing facilitation activities. Such Brookfield Accounts could compete with or otherwise conduct their affairs without regard to any adverse impact on Oaktree accounts. In addition, Brookfield Accounts are permitted to make investments suitable for Oaktree accounts without the consent of the Oaktree accounts or Oaktree. From time to time, Brookfield Accounts and Oaktree accounts may purchase or sell an investment from or to each other, as well as jointly pursue investments.

In addition, from time to time, Brookfield Accounts hold interests in investments held by Oaktree accounts (or potential Oaktree account investments) and/or subsequently purchase (or sell) an interest in an investment held by Oaktree accounts (or potential Oaktree account investments). In such situations, Brookfield Accounts could benefit from Oaktree accounts’ activities. Conversely, Oaktree accounts could be adversely impacted by Brookfield’s activities. In addition, as a result of different investment objectives, views and/or interests in investments, Brookfield may manage certain Brookfield Accounts’ investments in particular issuers in a way that is different from Oaktree accounts’ investments in the same issuers (including, for example, by investing in different portions of the issuer’s capital structure, short selling securities, voting securities or exercising rights it holds in a different manner and/or buying or selling its interests at different times than the Oaktree accounts), which could adversely impact Oaktree accounts’ interests. Brookfield and its affiliates may take positions, give advice and provide recommendations that are different from, and potentially contrary to, those which are taken by, given or provided to Oaktree accounts, and are expected to hold interests that potentially are adverse to those held by Oaktree accounts. Brookfield has no obligation or duty to make available for the benefit of Oaktree accounts any information regarding its activities, strategies and/or views.

Brookfield and Oaktree are likely to be deemed to be affiliates of each other for purposes of certain laws and regulations, notwithstanding their operational independence and the existence of an information barrier between them, and from time to time Brookfield Accounts and Oaktree accounts will have positions (which in some cases will be significant) in the same issuers. In those cases, Brookfield and Oaktree will frequently need to aggregate their investment holdings, including holdings of Brookfield Accounts and Oaktree accounts, for certain securities law purposes (including trading restrictions under Rule 144 under the Securities Act, reporting obligations under Section 13 of the Exchange Act and reporting and short-swing profit disgorgement obligations under Section 16 of the Exchange Act) and other regulatory purposes (including (i) public utility companies and public utility holding companies; (ii) bank holding companies; (iii) owners of broadcast licenses, airlines, railroads, water carriers and trucking concerns; (iv) casinos and gaming businesses; and (v) public service companies (such as those providing gas, electric or telephone services)). Consequently, Brookfield’s activities could result in earlier public disclosure of investments held by the Fund and restrictions on transactions by the Fund (including the ability to make or dispose of investments at times that Oaktree may otherwise have recommended), adverse effects on the prices of the Fund’s investments or the ability of the Fund to dispose of its investments, potential short-swing profit disgorgement, penalties and/or regulatory remedies, or otherwise create conflicts of interests for the Fund. In managing its investment activities, Brookfield will act for its own account or on behalf of the Brookfield Accounts and act in its or their own interest, without regard to the interests of the Fund or any Other Oaktree Funds.

Control Persons

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As of February 3, 2025, the Fund could be deemed to be under control of Oaktree Fund GP I, L.P., which had voting authority with respect to approximately 100% of the value of the outstanding Shares on such date. However, it is anticipated that Oaktree Fund GP I, L.P. will no longer be a control person once the Fund commences investment operations and its Shares begin to be sold in private placement transactions in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

As of February 3, 2025, the officers and Directors, as a group, did not own any Shares.

Voting of Proxies

The Fund has delegated the voting of portfolio securities to the Adviser. The Fund has adopted the proxy voting procedures of the Adviser and has directed the Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached as Appendix A. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Distribution of Fund Shares

Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Placement Agent”), serves as the placement agent and principal underwriter of the Shares pursuant to a placement agency agreement (the “Placement Agency Agreement”) with the Fund, which is subject to annual approval by the Board. The Placement Agent is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). The Placement Agent’s principal business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Placement Agency Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Directors who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Placement Agency Agreement or the Advisory Agreement; and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

The Fund has agreed to indemnify the Placement Agent and certain of the Placement Agent’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act. To the extent consistent with applicable law, the Placement Agent has agreed to indemnify the Fund and each Director against certain liabilities under the Securities Act, and in connection with the services rendered to the Fund.

The Placement Agent acts as the placement agent of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Placement Agency Agreement. The Placement Agent is not obligated to sell any specific amount of the Shares.

The SEC has granted exemptive relief (the “Multi-Class Exemptive Relief”) permitting the Fund to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees. In the event that additional share classes are offered, the Fund will implement a multi-class plan pursuant to Rule 18f-3 under the 1940 Act in accordance with the Multi-Class Exemptive Relief.

Pursuant to the Placement Agency Agreement between the Placement Agent and the Fund, the Fund agrees to indemnify the Placement Agent against certain liabilities under the Securities Act. The Placement Agent pays financial services firms’ fees for distributing the Shares.

The Fund may enter into arrangements with financial intermediaries to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing, and client relations) that otherwise could be handled by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC. As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services, so long as such compensation does not exceed certain limits set from time to time by the Board of Directors in consultation with management. The Fund may compensate the institution rendering such services on a per-account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases, a combination of these inputs. The aggregate amount of sub-transfer agency fees may be substantial and may exceed the actual costs incurred in engaging in these services. Accordingly, financial intermediaries may realize a profit in connection with such services. (The Adviser or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See “Revenue Sharing” below.) Sub-transfer agency fees can comprise a substantial portion of the Fund’s ongoing expenses. While the Adviser considers these sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Shares by the sub-transfer agents or their affiliates. While sub-transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Fund and the Adviser also face certain conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed further below) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Fund and the Adviser.

Revenue Sharing

The Adviser, the Administrator, or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments — sometimes referred to as “revenue sharing” — to broker-dealers or financial intermediaries for various reasons. The revenue sharing payments do not change the price paid by investors for the purchase of the Shares or the amount the Fund will receive as proceeds from such sales. Although a broker-dealer or financial intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the aggregate amount of these payments to broker-dealers or financial intermediaries may be substantial and may exceed the actual costs incurred in engaging in these promotional activities or services. Accordingly, broker-dealers or financial intermediaries may realize a profit in connection with such activities or services.

Revenue sharing payments may support the delivery of services to the Fund or to shareholders in the Fund, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell the Shares and/or to promote retention of customer assets in the Fund. The Adviser, the Administrator and their affiliates do not consider a broker-dealer or financial intermediary’s sale of the Shares when selecting brokers or dealers to effect portfolio transactions for the Fund.

Revenue sharing also may include any other payment requirement of a broker-dealer or another third-party intermediary. All such payments are paid by the Adviser, the Administrator, or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means, (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope. Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the broker-dealer or financial intermediary, sales of Shares, the redemption rates on accounts of clients of the broker-dealer or financial intermediary or overall asset levels of the Fund held for or by clients of the broker-dealer or financial intermediary, the willingness of the broker-dealer or financial intermediary to allow the Adviser, or an affiliate to provide educational and training support for the broker-dealer’s or financial intermediary’s sales personnel relating to the Fund, as well as the overall quality of the services provided by the broker-dealer or financial intermediary.

Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more Shares relative to other funds either not making payments of this nature or making smaller such payments. A Shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

How to Purchase Shares

The methods of buying and selling Shares are described in the Memorandum.

REPURCHASE OF SHARES

In order to provide some liquidity to Shareholders, the Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value. Notices of each quarterly repurchase offer are sent to Shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than the 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders within 5 business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. The Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Investors should consider the Shares to be an illiquid investment. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

The section entitled “Periodic Repurchase Offers” in the Memorandum discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for Shares tendered in a repurchase offer, the effect of repurchase policies on the liquidity of the Fund, the consequences of repurchase offers, and other details regarding the repurchase offers, including associated risks. The Fund’s fundamental policies with respect to repurchase offers are discussed in “Investment Restrictions” in this Statement of Additional Information.

See “Principal Risks of the Fund — Repurchase Offers Risk” in the Memorandum for a description of the risks associated with the Fund’s repurchase offers. In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders. For a discussion of these tax consequences, see “Taxation” below.

In addition to the Fund’s policy to make periodic repurchase offers as described above, the Board may consider additional repurchases of its Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company (described below). The Fund cannot assure you that its Board will decide to take or propose any of these actions.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchase, tender offer, or borrowing that might be approved by the Board would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The Fund does not intend to use any affiliated broker-dealers.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as: the price of the security; the commission rate; the execution capability, including execution speed and reliability; trading expertise and knowledge of the other side of the trade; reputation and integrity; market depth and available liquidity; recent order flow; timing and size of an order; and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) of the Exchange Act, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for the Fund are made independently from those of other client accounts or other funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or other funds. In such event, the position of the Fund and such client account(s) or other funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or other funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or other funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or other funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

As the Fund has not yet commenced operations, the Fund has not yet paid any brokerage commissions.

Securities Owned in the Fund by the Portfolio Managers

The table below identifies the dollar value (in ranges) of investments beneficially held by the Portfolio Managers in the Fund as of December 31, 2024.

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned by Portfolio Managers(1)
Brendan Beer	A
Loris Nazarian	A

(1)	Key to Dollar Ranges: A) none; B) $1–$10,000; C) $10,001–$50,000; D) $50,001–$100,000; E) $100,001–$500,000; F) $500,001–$1,000,000; or G) over $1,000,000.

DISTRIBUTIONS

See “Distributions” in the Memorandum for information relating to distributions to Shareholders.

NET ASSET VALUE

The Fund’s NAV per Share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of Shares outstanding at the time of such computation. The Fund computes its NAV per Share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or for which the Adviser determines the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate, will be valued at a fair value determined by the Adviser following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation procedure establishes parameters for the sources, methodologies, and inputs the Adviser uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

An internal pricing hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Valuations of Fund investments are disclosed in reports publicly filed with the SEC. The Adviser will provide the Board of Directors with periodic reports, no less than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify any issues and valuation problems that have arisen.

TAXATION

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership, and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Shares as capital assets. A “U.S. shareholder” is an individual who is a citizen or resident of the United States, a U.S. corporation (or other entity taxable as a corporation for U.S. federal income tax purposes), a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, real estate investment trusts, pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Shares as a position in a “straddle,” “hedge,” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the tax on net investment income or the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (a “RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is represented by the securities of (I) any one issuer (other than U.S. government securities or the securities of other RICs), (II) any two or more issuers (other than securities of other RICs) that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and that are engaged in the same, similar, or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. The Fund cannot ensure that it will make sufficient distributions each year to avoid all taxes that may be imposed on the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including its net capital gain), even if such income were distributed to shareholders, and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to Shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate Shareholders and (ii) for the dividends received deduction in the case of corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes, and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to Shareholders of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to Shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Shareholder has owned Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Shareholder as a return of capital which will be applied against and reduce the Shareholder’s tax basis in his or her Shares (but not below zero). To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale of the Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate Shareholders. Distributions paid by the Fund shortly after a Shareholder has purchased Shares may be taxable even though they can be considered to be a return on investment in an economic sense. This may be termed buying a dividend.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the Plan. Shareholders receiving distributions in the form of additional

Shares will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. The additional Shares received by a Shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Shares were credited to the Shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to Shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale or Other Taxable Disposition of Shares

Upon the sale or other taxable disposition of Shares (except pursuant to a repurchase by the Fund, as described below), a Shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the Shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the Shareholder’s holding period for the Shares. Generally, a Shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other taxable disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a Shareholder on the sale or other taxable disposition of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Shares.

From time to time, the Fund may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Under U.S. Treasury regulations, if a Shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed, long-term capital gain into higher-taxed, short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions, and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount, and timing of distributions to Shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Grade Investments

The Fund may invest a substantial portion of its assets in below investment grade (high-yield) instruments, commonly known as “high-yield” or “junk” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

Investments by the Fund in debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with pay-in-kind interest, step-up bonds, or other discount securities) will result in income to the Fund equal to the accrued original issue discount each year during which the Fund holds the securities, even if the Fund receives no corresponding cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invests in common stock, other equity securities, or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common stock, other equity securities, or warrants (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to Shareholders.

Market Discount Securities

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts, and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Shares in certain circumstances. Limits on the Fund’s payments of dividends on Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is currently imposed at a federal rate of 24% and is not an additional tax. Any amounts withheld may be refunded or credited against the Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who is not a U.S. shareholder and is not treated as a partnership (or other pass-through entity) for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains, and any gains realized upon the sale or taxable disposition of Shares.

However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains, and gains realized upon the sale or taxable disposition of Shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains, and any gains realized upon the sale or other taxable disposition of Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents, or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report, and disclose its U.S. “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. The Fund will not pay Shareholders any additional amounts in respect of amounts withheld under FATCA. Finally, under proposed Treasury regulations, which may be relied upon until final Treasury regulations are published, there is no FATCA withholding on gross proceeds from the sale or disposition of Shares or on certain capital gains distributions. You should consult your own tax adviser regarding FATCA and whether it may be relevant to your ownership and disposition of Shares.

Other Taxation

Shareholders may be subject to state, local, and foreign taxes on their Fund distributions. Minimizing tax consequences is not a primary purpose in the management of the Fund. The Fund may make taxable distributions during periods in which the share price has declined. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSEMENT AGENT

The primary custodian of the assets of the Fund is U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The custodian performs custodial and fund accounting services and compliance services on behalf of the Fund. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent with respect to the Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. Deloitte & Touche LLP is located at 111 South Wacker Driver, Chicago, Illinois 60606.

COUNSEL

Certain legal matters in connection with the common shares will be passed upon for the Fund by Paul Hastings LLP and, with respect to certain matters of Maryland law, by Venable LLP.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Memorandum and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Fund’s registration statement. Statements contained in the Fund’s Memorandum and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. Copies of the registration statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of Oaktree Asset-Backed Income Private Fund Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oaktree Asset-Backed Income Private Fund Inc. (the "Fund"), as of January 29, 2025, and the related statement of operations for the period from January 23, 2025 (commencement of operations) to January 29, 2025, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 29, 2025, and the results of its operations for the period from January 23, 2025 (commencement of operations) to January 29, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

January 31, 2025

We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.

FINANCIAL STATEMENTS

Oaktree Asset-Backed Income Private Fund Inc.

Statement of Assets and Liabilities

January 29, 2025

Assets:
Cash	$1,000
Deferred offering costs	9,000
Due from Adviser	532,801
Total assets	542,801

Liabilities:
Offering costs payable	9,000
Organizational costs payable	532,801
Total Liabilities	541,801

Net Assets	$1,000

Composition of Net Assets:
Paid-in capital (unlimited shares authorized)	1,000
Net Assets	$1,000

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	100
Net asset value per share	$10.00

Oaktree Asset-Backed Income Private Fund Inc.

Statement of Operations

For the Period from January 23, 2025 (commencement of operations) to January 29, 2025

Expenses
Organizational costs	$532,801
Total operating expenses	532,801
Less expenses reimbursed by the investment adviser	(532,801)
Net expenses	$–
Net investment income	$–

Notes to Financial Statements

Note 1. Organization

Oaktree Asset-Backed Income Private Fund Inc. (the “Fund”) was organized as a corporation under the laws of the State of Maryland on December 16, 2024. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of common stock, $0.001 par value per share (the “Common Shares”), and is operated as an “interval fund.” As a newly organized entity, the Fund has no operating history. The Fund has had no operations through January 23, 2025, other than those relating to organizational matters and the sale and issuance of 100 shares of beneficial interest to Oaktree Fund GP I, L.P.

As of January 29, 2025, the only capital contribution to the Fund resulted in the issuance of 100 Common Shares of the Fund at an aggregate purchase price of $1,000 on January 23, 2025. As a result, the Adviser owns 100% of the initial outstanding Common Shares of the Fund.

Oaktree Fund Advisors, LLC (“Oaktree” or the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the “Administrator”), a wholly-owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund.

The Fund’s investment objective is to seek to provide current income and, to a lesser extent, capital appreciation. Under normal market conditions, the Fund attempts to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in ABF Investments (as defined below), throughout the world, including the United States, or “U.S.” (the “80% Policy”). More specifically, the Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of asset-backed finance investments across a broad range of industries focused on pools of contractual assets, including, but not limited to, loans, leases, mortgages, or other receivables (collectively, “ABF Investments”). In seeking to achieve its investment objective, the Fund may, among other things, (i) buy or commit to purchase ABF Investments, (ii) make loans secured by ABF Investments in a senior or mezzanine position, (iii) insure or provide capital relief against ABF Investments, and (iv) provide essential capital to enterprises whose primary business is origination/management of ABF Investments. As part of the 80% Policy, the Fund may also invest a portion of its assets in other income-generating instruments including, but not limited to, notes, bills, debentures, bank loans, convertible and preferred securities and government and municipal obligations. The Fund may change the 80% Policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting

Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

Organizational Expenses and Offering Costs: Organizational costs are expensed as incurred. Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Organizational costs will be reimbursed by the Adviser, subject to potential recoupment as described in Note 3. For the period from January 23, 2025 (commencement of operations) to January 29, 2025, the Fund incurred organization costs of $532,801. Offering costs include registration fees and legal fees regarding the preparation of the Fund’s initial Registration Statement on Form N-2. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then amortized over the first twelve months of operations on a straight-line basis. The total amount of the offering costs incurred by the Fund was $9,000 for the period from January 23, 2025 (commencement of operations) to January 29, 2025.

Income Taxes: The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the President of the Fund, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Note 3. Fees and Other Transactions with Affiliated Parties

At the organizational meeting (the “Organizational Meeting”) of the Fund held on January 23, 2025, the Board of Directors (the “Board”) of the Fund approved an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment, and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.35% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets”). The Adviser has voluntarily agreed to waive its Advisory fees during the first year of operations from the inception date of the Fund.

At the Organizational Meeting, the Board also approved an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) pursuant to which the Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed 0.70% of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.70% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. The Expense Limitation Agreement will continue for a period of no less than one year following the commencement of operations of the Fund (the “Limitation Period”) and may not be terminated by the Adviser before such time. Thereafter, the Adviser may extend the Limitation Period for a period of one year on an annual basis, subject to approval of the Board, including a majority of the Board of Directors who are not considered to be “interest persons” of the Fund as defined in the 1940 Act. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian (each as defined in the

Prospectus), with the exception of (i) the Management Fee, (ii) the Incentive Fee (as defined in the Prospectus), (iii) the Servicing Fee (as defined in the Prospectus), (iv) the Distribution Fee (as defined in the Prospectus), (v) portfolio level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

In addition, at the Organizational Meeting the Board approved an Administration Agreement with the Administrator and a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. For its services under the Administration Agreement, the Administrator receives from the Fund an annual fee equal to 0.03% of the Fund’s Managed Assets.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator.

Note 4. Subsequent Events

Management has evaluated all subsequent events through the date on which these statements were issued and has determined that no additional items require adjustment to or disclosure in these financial statements.

Appendix A

Clients often grant Oaktree Fund Advisors, LLC (“Oaktree”) the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.

Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

1.	Delegation of Voting Responsibility and Account Set Up

It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.

There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program that may result in voting authority being lost if a particular security is out on loan on the record date. In the case where a Managed Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account. Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.

Upon receipt of an investment management agreement, or other comparable document, the Compliance department sends the appropriate proxy voting provisions to the Corporate Actions department. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Managed Account/Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Managed Accounts/Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.

2.	Voting Procedures

Determination of Vote

Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets Equities strategy, which handles the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serve as Oaktree’s record of the following information:

(i)	whether the investment was held as a passive investment or considered a significant holding;

(ii)	whether any material conflict of interest existed in connection with the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);

(iii)	documentation of the vote for each proposal, including any additional document created or utilized, if any, that was material to arriving at such a determination; and (iv) documentation of the basis and rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.

Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensure that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created. The information is then sent to Compliance personnel for a final review, which is evidenced in the proxy documentation.

Corporate Actions personnel (with the exception of the Emerging Markets Equities investment strategy, which handles the proxies relating to their investments) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form. If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election. Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record-keeping below for additional guidance).

The Emerging Markets Equities investment strategy follows a similar process in which proxies are processed by the relevant Operations personnel and forwarded to the investment professional for consideration. Once the investment professional has completed his or her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.

Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g., familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.

Appropriate members of the Legal and/or Compliance department review such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy voting form; and (ii) implementing appropriate procedures to address such material conflict of interest. Such procedures may include, but not limited to: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor Managed Accounts/Managed Funds owns more than 5% of the outstanding class of securities subject to the vote.

3.	Tracking Procedures

The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Managed Account/Managed Fund custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party. Information is documented on a Proxy Tracking Form as follows:

(i)	Matching proxies received with stock holdings on the record date as indicated on the proxy card to internal holding reports;

(ii)	Documenting reasons as to why proxies were not received for any stock holdings; and

(iii)	Recording the dates on which votes were submitted for each Managed Account/Managed Fund.

In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross-held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.

4.	Disclosure to Clients

Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071, or via facsimile at (213) 830-6296. Disclosure of this option to clients is made through our Form ADV Part 2A. It is Oaktree’s policy not to release proxy voting information to third parties.

In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.

5.	Recordkeeping

Documentation that Oaktree has voted all proxies for Managed Accounts/Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:

(i)	The proxy statement;

(ii)	Proxy Voting Form indicating voting response, the basis and rationale for such vote, and any documentation or materials used in determining the vote;

(iii)	Proxy Tracking Form indicating Managed Accounts/Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Managed Account/Managed Fund the reasons behind such action; and

(iv)	List of client requests for proxy voting information.

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Financial Statements:

Not applicable.

Exhibits:

(a)(1)	Articles of Incorporation.(*)
(a)(2)	Articles of Amendment and Restatement.(*)
(b)(1)	Initial Bylaws.(*)
(b)(2)	Amended and Restated Bylaws.(*)
(c)	Not applicable.
(d)	Instruments defining the rights of holders of the Registrant’s securities are incorporated by reference from the Registrant’s Articles of Amendment and Restatement and Amended and Restated Bylaws.(*)
(e)	Dividend Reinvestment Plan.(*)
(f)	Not applicable.
(g)	Investment Advisory Agreement between the Registrant and Oaktree Fund Advisors, LLC.(*)
(h)	Placement Agency Agreement with Quasar Distributors, LLC.(+)
(i)	Not applicable.
(j)	Custody Agreement between the Registrant and U.S. Bank National Association.(*)
(k)(1)	Administration Agreement between the Registrant and Brookfield Public Securities Group LLC.(*)
(k)(2)	Fund Sub-Administration Servicing Agreement among the Registrant, Brookfield Public Securities Group LLC and U.S. Bancorp Fund Services, LLC.(*)
(k)(3)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.(*)
(k)(4)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC(*)
(k)(5)	Management Fee Waiver Agreement.(*)
(k)(6)	Expense Limitation Agreement.(*)
(l)	Not applicable.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm.(*)
(o)	Not applicable.
(p)(1)	Initial Subscription Agreement between the Registrant and Oaktree Fund GP I, L.P.(*)
(p)(2)	Form of Third-Party Subscription Agreement for U.S. Investors.(*)
(p)(3)	Form of Third-Party Subscription Agreement for Non-U.S. Investors.(*)
(q)	Not applicable.
(r)(1)	Code of Ethics for the Registrant and the Adviser.(*)
(r)(2)	Personal Investment Transactions Policy of Oaktree Capital Management and its affiliates, as amended October 2024.(*)
(s)	Not applicable.

(*)	Filed herewith.
(+)	To be filed by amendment.

Item 26. Marketing Arrangements

See the Placement Agency Agreement filed as Exhibit (h)(1).

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration Fees	$15,310
Legal Fees	$750,000
Printing Fees	$50,000
Blue Sky Fees	$42,000
Audit Fees	$9,000
Miscellaneous	$50,000
Total	$916,310

Item 28. Persons Controlled by or Under Common Control with the Registrant

None.

Item 29. Number of Holders of Shares

As of February 3, 2025, the number of record holders of Class I Shares of the Registrant is as follows:

Title of Class	Number of Record Holders
Class I	1

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property, or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision that limits present and former directors’ and officers’ liability to the Registrant and its shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter obligates, to the maximum extent permitted by Maryland law and the 1940 Act, the Registrant to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise as a director, officer, partner, member, manager, trustee, employee or agent from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant or as a present or former director, officer, partner, member, manager, trustee, employee or agent of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s obligation to indemnify any director, officer, or other individual, however, is limited by the 1940 Act which prohibits the Registrant from indemnifying any director, officer, or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties, or reckless disregard of applicable obligations and duties of the directors, officers, or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, the Registrant’s charter also permits the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property, or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Adviser

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to the Registrant. The Adviser’s offices are located at 333 South Grand Avenue, Los Angeles, California, 90071. Information as to the officers and directors of the Adviser is included in its current Form ADV File No. 801-112570 filed with the Securities and Exchange Commission.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act relating to the Registrant are maintained at the following offices:

1.	Brookfield Public Securities Group LLC
Brookfield Place
225 Liberty Street
New York, New York 10281

2.	Oaktree Fund Advisors, LLC
333 South Grand Avenue
Los Angeles, California 90071

3.	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

4.	U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210

5.	U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 3rd day of February, 2025.

OAKTREE ASSET-BACKED INCOME PRIVATE FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President

Exhibit Index

Exhibit	Exhibit Name
(a)(1)	Articles of Incorporation.
(a)(2)	Articles of Amendment and Restatement.
(b)(1)	Initial Bylaws.
(b)(2)	Amended and Restated Bylaws.
(e)	Dividend Reinvestment Plan.
(g)	Investment Advisory Agreement between the Registrant and Oaktree Fund Advisors, LLC.
(j)	Custody Agreement between the Registrant and U.S. Bank National Association.
(k)(1)	Administration Agreement between the Registrant and Brookfield Public Securities Group LLC.
(k)(2)	Fund Sub-Administration Servicing Agreement among the Registrant, Brookfield Public Securities Group LLC and U.S. Bancorp Fund Services, LLC.
(k)(3)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.
(k)(4)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC
(k)(5)	Management Fee Waiver Agreement.
(k)(6)	Expense Limitation Agreement.
(n)	Consent of Independent Registered Public Accounting Firm.
(p)(1)	Initial Subscription Agreement between the Registrant and Oaktree Fund GP I, L.P.
(p)(2)	Form of Third-Party Subscription Agreement for U.S. Investors.
(p)(3)	Form of Third-Party Subscription Agreement for Non-U.S. Investors.
(r)(1)	Code of Ethics for the Registrant and the Adviser.
(r)(2)	Personal Investment Transactions Policy of Oaktree Capital Management and its affiliates, as amended October 2024.